                                                                 RULE 497(B)
                                                             FILE NO. 333-44511

                                FMB FUNDS, INC.
                            ONE FREEDOM VALLEY ROAD
                           OAKS, PENNSYLVANIA 19456

                                                              February 20, 1998

Dear FMB Funds Shareholder:

  By this time you should have received the FMB Funds' 1997 Annual Report to Shareholders, which informs you of the merger of FMB-Trust and The Huntington National Bank, and the impending combination of the two banks' proprietary fund families, FMB Funds and Monitor Funds. In the Management Letter, I explained that you, as a shareholder of FMB Funds, would receive additional information and would be asked to vote on the proposed combination.

  The enclosed proxy materials provide notice that a Joint Shareholder Meeting (the "Meeting") for each series of the FMB Funds has been scheduled for Tuesday, March 24, 1998. The purpose of the Meeting is to submit important matters regarding the future of FMB Funds to its shareholders for a vote.

  After evaluating a variety of factors, including asset size, similarity of investment objectives, and the opportunity for more efficient service delivery and economies of scale, the Board of Directors of FMB Funds has concluded that it would be in the best interests of shareholders of each series of FMB Funds to combine all four portfolios of FMB Funds with four portfolios of Monitor Funds that have similar investment objectives and policies. The accompanying proxy statement will provide you with information relating to this proposal, on which you are being asked to vote.

  As a shareholder, you are welcome to join us at the Meeting. However, most shareholders cast their votes by completing and signing the enclosed proxy card. PLEASE REMEMBER: IN ORDER TO CONDUCT THE MEETING OF AN FMB PORTFOLIO, ONE-THIRD OF THE SHARES OF EACH FMB FUNDS PORTFOLIO MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY. REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. IF YOU HAVE INVESTED IN MORE THAN ONE FMB PORTFOLIO, YOU WILL RECEIVE A PROXY CARD FOR EACH ONE, AND EACH PROXY CARD SHOULD BE SIGNED, DATED AND PROMPTLY RETURNED. If you send in a proxy and decide to attend the Meeting, you may revoke your proxy and vote in person if you desire to do so.

  We ask that you read the enclosed proxy information thoroughly. In addition to this material, we have included a list of commonly asked questions and answers regarding the proposed combination with Monitor Funds. If you have additional questions, please contact your account administrator, investment sales representative, or call FMB Funds directly at 1-800-453-4324.

  Please remember--your vote is very important.

                                          Sincerely,

                                          LOGO
                                          Michael R. Mucciolo
                                          Chairman of the Board

                                FMB FUNDS, INC.
                            ONE FREEDOM VALLEY ROAD
                           OAKS, PENNSYLVANIA 19456

                               ----------------

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 24, 1998

  NOTICE IS HEREBY GIVEN THAT a Joint Special Meeting (the "Meeting") of the shareholders ("Shareholders") of the FMB Diversified Equity Fund, the FMB Intermediate Government Income Fund, the FMB Michigan Tax-Free Bond Fund and the FMB Money Market Fund, each of which is a separate portfolio of FMB Funds, Inc. ("FMB Funds"), will be held at the offices of SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, on March 24, 1998, at 10:00 a.m. (Eastern time) for the following purposes:

ITEM 1: To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for (a) the transfer of all of the assets and liabilities of the FMB Diversified Equity Fund, the FMB Intermediate Government Income Fund, the FMB Michigan Tax-Free Bond Fund and the FMB Money Market Fund (the "FMB Portfolios") to corresponding investment portfolios (the "Monitor Portfolios") of The Monitor Funds in exchange for Investment and Trust shares, as applicable, of the Monitor Portfolios, (b) the distribution of such Monitor Portfolios' shares to the shareholders of the FMB Portfolios according to their respective interests, and (c) the termination under state law and the Investment Company Act of 1940, as amended, of FMB Funds, Inc.

ITEM 2: To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

  The proposed reorganization and related matters are described in the attached Combined Proxy Statement/Prospectus. Appendix A to the Combined Proxy Statement/Prospectus is a copy of the Reorganization Agreement. Shareholders of record as of the close of business on January 23, 1998, are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

  SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE FMB FUNDS' BOARD OF DIRECTORS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL AND VOTING IN PERSON.

                                          By Order of the Board of Directors,

                                          LOGO
                                          Michael R. Mucciolo
                                          Chairman

February 20, 1998

                       IMPORTANT SHAREHOLDER INFORMATION

   The document you hold in your hands contains your Combined Proxy Statement/Prospectus and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to FMB Funds. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Directors.

   We urge you to spend a few minutes with the Combined Proxy
 Statement/Prospectus, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, enables FMB Funds to avoid conducting additional mailings. When Shareholders do not return their proxies in sufficient numbers, the Funds may bear the expense of follow-up solicitations.

   Please take a few moments to exercise your right to vote. Thank you.

   The Combined Proxy Statement/Prospectus constitutes the Proxy Statement of FMB Funds, Inc., for the meeting of its shareholders. It also constitutes the Prospectus of The Monitor Funds for its portfolios which are to issue shares in connection with the proposed reorganization--The Monitor Money Market Fund, The Monitor Growth Fund, The Monitor Intermediate Government Income Fund and The Monitor Michigan Tax-Free Fund.


                        QUESTIONS AND ANSWERS ABOUT THE
             PROPOSED COMBINATION OF FMB FUNDS WITH MONITOR FUNDS

Q.WHY IS THE FMB BOARD PROPOSING TO REORGANIZE THE FMB FUNDS?

A.FMB-Trust was merged into The Huntington National Bank on October 1, 1997. The Huntington National Bank is the surviving legal entity of the merger. In conjunction with the banks' merger, the Boards of the two banks' proprietary mutual fund groups have approved the consolidation of the FMB Funds into the Huntington proprietary mutual fund group, known as the Monitor Funds. Before approving the integration of FMB Funds into Monitor Funds, the Directors of FMB Funds evaluated a wide range of factors including the expanded array of investment options available to shareholders, the potential for improved service delivery, and the opportunity for increased economies of scale. After careful consideration, the Directors concluded that the Agreement and Plan for Reorganization was in the best interests of FMB Funds' shareholders. Through the enclosed proxy statement, the Directors have submitted this proposal to you for a vote.

Q.WHAT HAPPENS TO MY FMB FUNDS' INVESTMENT IF THE REORGANIZATION PLAN IS
APPROVED?

A.The Reorganization provides for the transfer of all of the assets of each portfolio of FMB Funds into a corresponding portfolio of Monitor Funds in exchange for shares of the corresponding Monitor Fund. Each FMB Funds' shareholder will receive shares of a Monitor Fund equal in value to their FMB Fund shares. Holders of Institutional Shares of FMB Funds will receive Trust Shares of the corresponding Monitor Fund, while holders of Consumer Service Shares of FMB Funds will receive Investment Shares of the corresponding Monitor Funds. For each FMB Fund other than the FMB Money Market Fund, the per share net asset value of your Fund will change. However, in these cases, the number of shares that you will own will be adjusted so that there will be NO CHANGE in the total value of your account as a result of the Reorganization.

Q.HOW WILL THE REORGANIZATION AFFECT THE INVESTMENT OBJECTIVES, MANAGEMENT AND POLICIES OF THE FUND?

A.Your FMB Fund investment will be combined with a Monitor Fund with a substantially similar investment objective. For example, the FMB Money Market Fund will become part of the Monitor Money Market Fund. The two funds have investment objectives and policies which are compatible. Additionally, the investment management team responsible for managing the Monitor Funds includes the talents and expertise of the previous fund managers of FMB Funds.

Q.WILL FEES AND EXPENSES CHANGE AS A RESULT OF THE MERGER?

A.The sales loads of Monitor Funds are lower than those of the corresponding FMB Funds. Further, the fees and operating expenses of the Monitor Funds are, or will be after waiver by Huntington Bank, equal to or less than the fees and expenses of the FMB Funds. Monitor Funds continue to maintain expense ratios which are lower than industry averages as tracked by Lipper Analytical Services, Inc. You will find detailed expense information in the fee table information presented within the proxy materials.

Q.WHAT ARE MONITOR FUNDS?

A.Monitor Funds are the proprietary mutual funds managed by the investment professionals within the Trust Division of The Huntington National Bank. Securities for each Fund are carefully selected through extensive research and study of economic conditions and market trends. The Huntington National Bank is recognized for its expertise and its disciplined, team approach to financial management and is nationally ranked among the top 100 bank money managers.

Q.WHAT WILL HAPPEN TO MY INVESTMENT IN FMB MONEY MARKET FUND?

A.The FMB Money Market Fund will be combined with MONITOR MONEY MARKET FUND, a fund with a similar investment objective and investment policies. MONITOR MONEY MARKET FUND offers preservation of principal and a high degree of liquidity by investing in short-term money market instruments, like commercial paper and CD's.

Q.WHAT WILL HAPPEN TO MY INVESTMENT IN FMB DIVERSIFIED EQUITY FUND?

A.The FMB Diversified Equity Fund will be combined with MONITOR GROWTH FUND, a large and medium-cap equity fund with a similar investment objective and investment policies. MONITOR GROWTH FUND seeks to achieve long-term appreciation of capital by investing primarily in equity securities. The investment managers at Huntington seek to invest in companies which demonstrate above-average earnings potential.

Q.WHAT WILL HAPPEN TO MY INVESTMENT IN FMB MICHIGAN TAX-FREE BOND FUND?

A.The FMB Michigan Tax-Free Bond Fund will be merged into MONITOR MICHIGAN TAX-FREE FUND, a newly created Michigan municipal bond fund with a similar investment objective and investment policies. MONITOR MICHIGAN TAX-FREE FUND invests in Michigan state and municipal bonds and offers current income which is exempt from both federal and Michigan personal income tax.

Q.WHAT WILL HAPPEN TO MY INVESTMENT IN FMB INTERMEDIATE GOVERNMENT INCOME
FUND?

A.The FMB Intermediate Government Income Fund will be merged into MONITOR INTERMEDIATE GOVERNMENT FUND, a newly created fund with a similar investment objective and investment policies. MONITOR INTERMEDIATE GOVERNMENT INCOME FUND invests primarily in intermediate-term bonds issued and guaranteed by the U.S. Government.

Q.WHAT WILL HAPPEN IF I DO NOT RETURN MY BALLOT?

A.The shareholder meeting of the FMB Funds scheduled to vote on the proposed reorganization may only be conducted if a quorum is present, either in person or by proxy, of each FMB Fund. For the purposes of each meeting, a quorum represents 1/3 of the shares outstanding for each FMB Fund as of January 23, 1998. If a quorum is not reached, then additional solicitations will be needed--at additional expense--in order to achieve the appropriate number of votes. PLEASE RETURN THE PROXY BALLOT AS SOON AS POSSIBLE TO AVOID ADDITIONAL COSTS.

Q.WHO DO I CALL IF I HAVE QUESTIONS?

A.If you have questions concerning the proxy statement, or any of these materials, please contact your trust account administrator, investment sales representative, or FMB Funds directly at 1-800-453-4324.

                      COMBINED PROXY STATEMENT/PROSPECTUS

                               FEBRUARY 20, 1998

FMB FUNDS, INC.                                               THE MONITOR FUNDS
One Freedom Valley Road                                    41 South High Street
Oaks, Pennsylvania 19456                                   Columbus, Ohio 43287
(800) 453-4324                                                   (800) 253-0412

  This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors of FMB Funds, Inc. ("FMB Funds") in connection with a Joint Special Meeting (the "Meeting") of shareholders ("Shareholders") to be held on March 24, 1998, at 10:00 a.m., Eastern time, at the offices of SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, at which Shareholders will be asked to consider and approve a proposed Agreement and Plan of Reorganization dated as of February 1, 1998 (the "Reorganization Agreement"), by and between FMB Funds and The Monitor Funds ("Monitor Funds") and the matters contemplated therein. A copy of the Reorganization Agreement is attached as Appendix A.

  The Reorganization Agreement provides that each class of shares of each of the four investment portfolios of FMB Funds (the "FMB Portfolios") will transfer substantially all of its assets and known liabilities to a similar class of shares of a corresponding Monitor Funds investment portfolio (the "Monitor Portfolios") and that in exchange for the transfers of these assets and liabilities, each Monitor Portfolio will issue shares of these similar classes to the corresponding FMB Portfolio. The FMB Portfolios will then make liquidating distributions of such Monitor Portfolio shares to the Shareholders of the FMB Portfolios, so that a holder of a class of shares in an FMB Portfolio will receive a class of shares of the corresponding Monitor Portfolio with the same aggregate net asset value as the Shareholder had in the FMB Portfolio immediately before the Reorganization. Following the Reorganization, Shareholders of an FMB Portfolio will then become shareholders of a similar class of shares in the corresponding Monitor Portfolio, and FMB Funds will be terminated under state law and the Investment Company Act of 1940, as amended (the "1940 Act").

  The FMB Portfolios have two classes of shares outstanding, as do the Monitor Portfolios. Holders of each class of shares of an FMB Portfolio will receive the class of shares of the corresponding Monitor Portfolio as set forth under "Information Relating to the Proposed Reorganization--Description of the Reorganization Agreement".

  The Monitor Diversified Equity Fund and the Monitor Money Market Fund currently are conducting investment operations as described in this Combined Proxy Statement/Prospectus. The Monitor Michigan Tax-Free Fund and the Monitor Intermediate Government Income Fund were both recently organized for the purpose of continuing the investment operations of the FMB Michigan Tax-Free Bond Fund and the FMB Intermediate Government Income Fund, respectively.

  This Combined Proxy Statement/Prospectus sets forth concisely the information that a Shareholder of FMB Funds should know before voting on the proposed Reorganization, and should be retained for future reference. Additional information, including the audited financial statements of FMB Funds as at and for the fiscal year ended November 30, 1997, and financial highlights of the FMB Funds for the periods indicated, is set forth in the Statement of Additional Information relating to this Combined Proxy Statement/Prospectus, which is incorporated herein by reference and which is available by request and without charge by writing to the FMB Funds at One Freedom Valley Road, Oaks, Pennsylvania 19456, or by calling the toll-free number 1-800-453-4324.

  Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated into this Combined Proxy Statement/Prospectus in whole or in part by reference. The Prospectus of the Monitor Funds, dated April 30, 1997, and its Semi-Annual Report for the six-- months ended June 30, 1997, are incorporated herein by reference in their entirety. The Prospectus of the Monitor Michigan Tax-Free Fund, dated November 20, 1997, and the Prospectus of the Monitor Intermediate Government Income Fund, dated February 9, 1998, are also incorporated herein by reference in their entirety. Shareholders of the FMB Funds will receive with this Combined Proxy Statement/Prospectus, copies of the relevant Monitor Funds' Prospectus pertaining to the shares of the Monitor Portfolio that they will receive as a result of the consummation of the Reorganization. A copy of the Monitor Funds' 1996 Annual Report is reproduced as Annex B to this Combined Proxy Statement/Prospectus. Additional information about the operation and management of the Monitor Portfolios is contained in the Monitor Funds' Combined Statement of Additional Information, dated April 30, 1997, as supplemented on November 20, 1997 and February 9, 1998, which is available upon request and without charge by writing to the Monitor Funds at One Freedom Valley Road, Oaks, Pennsylvania 19456, or by calling the toll-free telephone number 1-800-253-0412.

  The Prospectus of the FMB Funds, dated March 27, 1997, as supplemented on November 12, 1997, and January 27, 1998, is incorporated herein in its entirety by reference. Copies of the FMB Funds' Prospectus and its Statement of Additional Information, dated March 27, 1997, are available upon request and without charge by writing to the FMB Funds at One Freedom Valley Road, Oaks, Pennsylvania 19456, or by calling the toll-free telephone number 1-800-453-4324.

  This Combined Proxy Statement/Prospectus constitutes the Proxy Statement of FMB Funds for the meeting of its Shareholders, and a Monitor Funds' Prospectus for the shares of its Monitor Portfolios that are to be issued in connection with the Reorganization. This Combined Proxy Statement/Prospectus was first sent to Shareholders on or about February 24, 1998.

  THE SECURITIES OF THE MONITOR PORTFOLIOS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY FMB FUNDS OR MONITOR FUNDS.

  SHARES OF THE MONITOR PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE HUNTINGTON NATIONAL BANK, HUNTINGTON BANCSHARES INCORPORATED OR ANY OF THEIR AFFILIATES. SHARES OF THE MONITOR PORTFOLIOS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.

  INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE MONITOR PORTFOLIOS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE MONITOR FUNDS PORTFOLIOS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE MONITOR MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SUMMARY...................................................................   4
  Proposed Reorganization.................................................   4
  Reasons for the Reorganization..........................................   4
  Federal Income Tax Consequences.........................................   4
  Overview of the FMB Portfolios and the Monitor Portfolios...............   4
  Arrangements with Service Providers--Monitor Funds......................   5
  Arrangements with Service Providers--FMB Funds..........................   6
  Comparison of Sales Charges and Exemptions..............................   8
  Comparative Purchase Procedures.........................................   9
  Comparative Redemption Procedures.......................................   9
  Comparative Share Exchange Rights.......................................  10
  Dividends and Distributions.............................................  10
  Voting Information......................................................  11
RISK FACTORS..............................................................  11
  General.................................................................  11
  Foreign Securities......................................................  11
  Shares of Other Mutual Funds............................................  11
  Securities Lending......................................................  12
  When-Issued and Delayed Delivery Transactions...........................  12
  Michigan Tax-Exempt Securities..........................................  12
  Non-Diversification.....................................................  13
  Repurchase Agreements...................................................  13
  Mortgage-Related Securities.............................................  13
  Options and Futures Contracts...........................................  16
COMPARATIVE FEE AND EXPENSE TABLES........................................  17
  Monitor Growth Fund/FMB Diversified Equity Fund.........................  17
  Monitor Intermediate Government Income Fund/FMB Intermediate Government
   Income Fund............................................................  18
  Monitor Michigan Tax-Free Fund/FMB Michigan Tax-Free Bond Fund..........  18
  Monitor Money Market Fund/FMB Money Market Fund.........................  19
  Expense Ratios--FMB Portfolios..........................................  20
  Expense Ratios--Monitor Portfolios......................................  20
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS............  21
  Monitor Growth Fund/FMB Diversified Equity Fund.........................  21
  Monitor Intermediate Government Income Fund/FMB Intermediate Government
   Income Fund............................................................  21
  Monitor Michigan Tax-Free Fund/FMB Michigan Tax-Free Bond Fund..........  22
  Monitor Money Market Fund/FMB Money Market Fund.........................  22
  Investment Restrictions for All Portfolios..............................  23
INFORMATION RELATING TO THE PROPOSED REORGANIZATION.......................  26
  Description of the Reorganization Agreement.............................  26
  Capitalization..........................................................  28
  Federal Income Tax Consequences.........................................  29
  Comparison of Shareholder Rights........................................  29
INFORMATION RELATING TO VOTING MATTERS....................................  31
  General.................................................................  31
  Shareholder and Board Approvals.........................................  32
  Appraisal Rights........................................................  35
  Quorum..................................................................  35
  Annual Meetings.........................................................  35

                                                                          PAGE
                                                                          ----
ADDITIONAL INFORMATION ABOUT THE MONITOR FUNDS...........................  35
  Trustees and Officers..................................................  36
  Compensation of Trustees...............................................  37
ADDITIONAL INFORMATION ABOUT FMB FUNDS...................................  37
  Directors and Officers.................................................  37
  Compensation of Directors..............................................  38
ADDITIONAL INFORMATION ABOUT THE INVESTMENT ADVISER......................  38
FINANCIAL STATEMENTS.....................................................  39
OTHER BUSINESS...........................................................  40
SHAREHOLDER INQUIRIES....................................................  40
APPENDIX A--Agreement and Plan of Reorganization
APPENDIX B--Monitor Funds Annual Report to Shareholders for the year ended December 31, 1996

                                    SUMMARY

  The following is a summary of certain information relating to the proposed Reorganization, the parties thereto and the related transactions, and is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement/Prospectus, the prospectuses and statements of additional information of FMB Funds and Monitor Funds, and the Reorganization Agreement included with this Combined Proxy Statement/Prospectus as Appendix
A. FMB Fund's Annual Report to Shareholders for the year ended November 30, 1997, may be obtained free of charge by calling 1-800-453-4234 or writing to SEI Fund Resources, Oaks, Pennsylvania 19456. The Monitor Funds Annual Report to Shareholders for the year ended December 31, 1996 is included with this Combined Proxy Statement/Propectus as Appendix B. The Monitor Funds Semi-Annual Report to Shareholders for the six months ended June 30, 1997, may be obtained free of charge by calling 1-800-253-0412 or writing to SEI Fund Resources, Oaks, Pennsylvania 19456.

PROPOSED REORGANIZATION

  Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Boards of both FMB Funds and Monitor Funds, including their members who are not "interested persons" within the meaning of the Investment Company Act of 1940 (the "1940 Act"), have determined that the proposed Reorganization is in the best interests of FMB Fund's Shareholders and Monitor Fund's shareholders, respectively, and that the interests of existing Shareholders of FMB Funds and Monitor Funds, respectively, will not be diluted as a result of such Reorganization.

  The merger of Huntington Bancshares Incorporated and First Michigan Bank Corporation, which occurred on October 1, 1997, resulted in a change in control of FMB-Trust, the prior investment adviser for FMB Funds, and as a result the advisory and sub-advisory contracts for FMB Funds were automatically terminated. FMB Funds has entered into investment advisory contracts with Huntington Bank, and these contracts were approved by Shareholders of FMB Funds on September 26, 1997. The provisions of the advisory contracts, including the fee rates, are the same as those of the prior advisory contracts.

REASONS FOR THE REORGANIZATION

  The primary reason for the Reorganization is the effect of the Holding Company Merger. Due to the Holding Company Merger, the separate existence of FMB-Trust, formerly the adviser for FMB Funds, was terminated, and its operations (including its investment advisory activities) have been merged into those of Huntington Bank. The Adviser has recommended that each of the FMB Funds Portfolios be reorganized as described in this Combined Proxy Statement/Prospectus. In light of this recommendation, after consideration of the reasons therefor and the proposed operations of the combined funds after the Reorganization, and in consideration of the fact that the Reorganization will be tax-free and will not dilute the interests of FMB Funds Shareholders, the Board of Directors of FMB Funds has authorized the Agreement and Plan of Reorganization and recommended approval of the Reorganization by Shareholders.

FEDERAL INCOME TAX CONSEQUENCES

  The FMB Portfolios and the Shareholders of the FMB Portfolios will not recognize any gain or loss for federal income tax purposes on the receipt of shares of the Monitor Funds Portfolios in the proposed Reorganization. Shareholders of the Monitor Funds Portfolios will also have no tax consequences from the Reorganization. See "Information Relating to the Proposed Reorganization-- Federal Income Tax Consequences."

OVERVIEW OF THE FMB PORTFOLIOS AND THE MONITOR PORTFOLIOS

  The investment objectives and policies of the FMB Michigan Tax-Free Bond Fund and the Monitor Michigan Tax-Free Fund, and those of the FMB Intermediate Government Income Fund and The Monitor

Intermediate Government Income Fund are substantially equivalent. The investment objectives of the FMB Diversified Equity Fund and the FMB Money Market Fund are also substantially equivalent to those of the corresponding Monitor Funds portfolios, but their investment policies differ in certain ways. See "Comparison of Investment Objectives, Policies, and Restrictions" below and the FMB Funds and Monitor Funds Prospectuses for a description of the similarities and differences between the investment objectives and policies of the FMB Portfolios and their corresponding Monitor Portfolios.

ARRANGEMENTS WITH SERVICE PROVIDERS -- MONITOR FUNDS

  Huntington Bank also serves as the investment adviser for Monitor Funds and is entitled to receive advisory fees from the Monitor Portfolios computed daily and paid monthly, at the following annual rates, expressed as a percentage of average daily net assets:

                                                       ADVISORY FEE FOR YEAR
      MONITOR PORTFOLIOS                            ENDED DECEMBER 31, 1997 (1)
      ------------------                            ---------------------------
      Monitor Growth Fund..........................            0.60%
      Monitor Intermediate Government Income Fund
       (2).........................................            0.50%
      Monitor Michigan Tax-Free Fund (2)...........            0.50%
      Monitor Money Market Fund....................            0.30%

--------
(1) For the year ended December 31, 1997, there were no waivers of advisory fees by the Adviser.
(2) This is a new portfolio that has not commenced operations as of the date hereof. See "Comparative Fee and Expense Table" for information about the fee waivers which the Adviser has agreed to for two years following the Reorganization.

  The Adviser manages the investments of each Monitor Portfolio, makes decisions with respect to and places orders for all purchases and sales of a Monitor Portfolio's securities, and maintains certain records relating to such purchases and sales. See "Management of the Trust" in the Monitor Funds' Prospectus accompanying this Combined Proxy Statement/Prospectus, for additional information on the Adviser.

  During the year ended December 31, 1997, administrative services were provided to Monitor Funds by SEI Fund Resources ("SEI"), an indirect wholly-owned subsidiary of SEI Investment Company. For its services, SEI was paid a fee, computed daily and paid monthly, on each Monitor Portfolio's average daily net assets, at the rate of 0.11%. For the six months ended June 30, 1997, SEI received administration fees of $567,230 from the two Monitor Portfolios that were conducting business during that year. During the six months ended June 30, 1997, Huntington Bank served as sub-administrator for the Monitor Portfolios and was paid sub-administration fees by SEI of $463,334. Effective January 12, 1998, Huntington Bank became the administrator for the Monitor Portfolios, and is entitled to receive the same annual fee of 0.11% of each Monitor Portfolio's average daily net assets. State Street Bank and Trust Company provides transfer agency services to the Monitor Portfolios. Custodial services are provided to the Monitor Portfolios by Huntington Bank, for which it receives an annual fee of 5.6 basis points (0.056%) of each Monitor Portfolio's average daily net assets.

  SEI Investments Distribution Co. ("SEI Distribution") serves as distributor of both the Investment Shares class and the Trust Shares class of the Monitor Portfolios. Monitor Funds has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the "Monitor 12b-1 Plan"). Under the Monitor 12b-1 Plan, Investment Shares of each of the Monitor Portfolios bears the expense of distribution fees payable to SEI Distribution at an annual rate of up to 0.25% of the average daily net asset value of such Monitor Portfolio's outstanding Investment Class shares to finance activities which are principally intended to result in the sale of Investment Class shares. SEI Distribution may enter into agreements with financial institutions and industry professionals which provide distribution and/or administrative services as agents for their customers who beneficially own Investment Class shares. Services provided by such financial institutions may include, without limitation: printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of a Monitor Portfolio's Investment Class shares, and personnel and communication equipment used in servicing shareholder accounts and prospective shareholder inquiries. The Monitor 12b-1 Plan is a "compensation" type plan as opposed to a "reimbursement" type plan. Accordingly, payments by Investment

Class shares under the Monitor 12b-1 Plan are based on the expressed fee rather than on the specific amounts expended by SEI Distribution for distribution purposes. Accordingly, SEI Distribution may be able to recover such amounts or may earn a profit from payments made by Investment Shares of Monitor Portfolios under the Monitor 12b-1 Plan. For the six months ended June 30, 1997, the Monitor Portfolios paid, in the aggregate, fees of $122,053 to SEI Distribution pursuant to the Monitor 12b-1 Plan.

ARRANGEMENTS WITH SERVICE PROVIDERS -- FMB FUNDS

  Since October 1, 1997, Huntington Bank has served as investment adviser for FMB Funds. It assumed that function as the result of the merger of FMB-Trust with and into Huntington Bank on that date. Under the advisory contracts with FMB Funds, Huntington Bank is, and FMB-Trust was, entitled to receive advisory fees, computed daily and paid monthly, at the following annual rates, expressed as a percentage of average daily net assets:

                                                 ADVISORY FEE FOR FISCAL
                                                        YEAR ENDED
                                                    NOVEMBER 30, 1997
                                                 ---------------------------
                                                                  FEE AFTER
      FMB PORTFOLIOS                              ACTUAL FEE       WAIVERS
      --------------                             ------------    -----------
      FMB Diversified Equity Fund...............           1.00%          1.00%
      FMB Intermediate Government Income Fund...           0.45%          0.45%
      FMB Michigan Tax-Free Bond Fund...........           0.55%          0.35%
      FMB Money Market Fund.....................           0.35%          0.35%

  Pursuant to the FMB Funds investment advisory contracts with Huntington Bank, the Adviser provides investment research and management and conducts a continuous investment program. The Adviser also directs the investments of the FMB Funds' portfolios in accordance with each portfolio's investment objectives, policies and limitations, and creates and maintains all necessary books and records.

  Administrative services are also provided to FMB Funds by SEI. For its services, SEI receives a fee, calculated daily and paid monthly, at the annual rate of 0.20% of the average aggregate daily net assets of each FMB Portfolio. For the fiscal year ended November 30, 1997, SEI received administration fees totaling $770,987 from all four of the FMB Portfolios. SEI also serves as transfer agent for the FMB Funds and State Street Bank and Trust Company serves as sub-transfer agent pursuant to an agreement with the SEI. Custodial services are provided to the FMB Portfolios by Bankers Trust Company.

  SEI Distribution also serves as distributor of both the Consumer Service Class of shares and the Institutional Class of shares of FMB Funds, and under the distribution agreement, it acts as agent for FMB Funds in connection with the offering of Consumer Service Class shares of each FMB Portfolio. FMB Funds has also adopted a separate Amended and Restated Distribution for each FMB Portfolio pursuant to Rule 12b-1 under the 1940 Act (the "FMB 12b-1 Plans"). Under each FMB 12b-1 Plan, the Consumer Service Class shares of each of the FMB Portfolios bears the expense of distribution fees payable to SEI Distribution at an annual rate of up to 0.35% for the FMB Diversified Equity Fund, the FMB Intermediate Government Income Fund and the FMB Michigan Tax-Free Bond Fund, and up to 0.25% for the FMB Money Market Fund, of the average daily net asset value of each such FMB Portfolio's outstanding Consumer Service Class shares to finance activities which are principally intended to result in the sale of Consumer Service Class shares. SEI Distribution may enter into agreements with financial institutions and industry professionals which provide distribution and/or administrative services as agents for their customers who beneficially own Consumer Service Class shares. Services provided by such financial institutions may include, without limitation, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of an FMB Portfolio's shares, and personnel and communication equipment used in servicing shareholder accounts and prospective shareholder inquiries.

  The FMB 12b-1 Plan is a "compensation" type plan as opposed to a "reimbursement" type plan. Accordingly, payments by Consumer Service Class shares under the FMB 12b-1 Plans are based on the expressed fee rather than on the specific amounts expended by SEI Distribution for distribution purposes. SEI Distribution may be able to recover such amounts or may earn a profit from payments made by Consumer Service Class shares of FMB Funds under the FMB 12b-1 Plans. For the fiscal year ended November 30, 1997, FMB Funds paid, in the aggregate, fees of $94,225 to SEI Distribution pursuant to the FMB 12b-1 Plans.

COMPARATIVE SALES CHARGES AND EXEMPTIONS

  Monitor Portfolios --

    (a) Trust Shares of each Monitor Portfolio are sold without a sales charge.

    (b) Investment Shares of the Monitor Growth Fund are sold with a 4.00% maximum front-end sales charge. Investment Shares of the Monitor Intermediate Government Income Fund and the Monitor Michigan Tax-Free Fund are sold with a 2.00% maximum front-end sales charge. Investment Shares of the Monitor Money Market Fund are sold without any sales charge.

    (c) The Monitor Portfolios which have a front-end sales charge offer sales charge exemptions to the following classes of shareholders: (i) current officers, directors, employees (and their spouses and immediate family members) and retired officers and employees (including their spouses) of Huntington Bancshares Incorporated and its subsidiaries, (ii) persons who participate in certain financial services programs offered by the banking subsidiaries of Huntington Bancshares Incorporated and (iii) persons who are current members of certain affinity groups (such as trade associations or membership associations) that have entered into written agreements with Huntington Bank and the Distributor or Monitor Portfolios providing for such a load waiver.

    (d) The Monitor Portfolios also reduce these front-end sales charges through quantity discounts, accumulated purchases, use of a 13-month letter of intent, use of the reinstatement privilege and concurrent purchases of two or more Monitor Portfolios that each have a front-end sales charge

  FMB Portfolios --

    (a) Institutional Shares of the FMB Portfolios are sold without a sales charge.

    (b) Consumer Service Shares of the FMB Diversified Equity Fund are sold with a 5.75% maximum front-end sales charge. Consumer Service Shares of the FMB Intermediate Government Income Fund and the FMB Michigan Tax-Free Bond Fund are sold with a 4.75% maximum front-end sales charge. Consumer Service Shares of the FMB Money Market Fund are sold without a sales charge.

    (c) The FMB Portfolios which have a front-end sales charge offer sales charge exemptions to the following classes of shareholders: (i) trust, investment management and other accounts managed or administered by the Adviser pursuant to a written management or administration agreement, (ii) any person purchasing shares with the proceeds of a redemption from any mutual fund other than an FMB Fund that has assessed a front-end sales charge, (iii) the Distributor or any of its affiliates, (iv) Directors and officers of FMB Funds, (v) directors of officers of the Distributor, the Adviser or their affiliates or full-time employees of any of them who have been so employed for at least 90 days (including members of their immediate families and their retirement plans or accounts), provided that the Distributor, the Adviser or the affiliate, as the case may be, agrees to permit such purchases at net asset value and (vi) representatives of selling brokers purchasing shares for themselves or member of their immediate families.

    (d) The FMB Portfolios also reduce these front-end sales charges through quantity discounts, accumulated purchases and use of a 13-month letter of intent.

COMPARATIVE PURCHASE PROCEDURES

                           MONITOR PORTFOLIOS--               FMB PORTFOLIOS--
                              INVESTMENT AND                CONSUMER SERVICE AND
                               TRUST SHARES                 INSTITUTIONAL SHARES
                           --------------------             --------------------
Minimum Initial       Investment and Trust--$1,000,   Consumer Service--$500, except
Investment:           except that minimum is waived   that minimum is $250 for IRA
                      for shareholders using the      accounts and minimum is waived
                      automatic investment plan.      for shareholders using the
                                                      automatic investment plan.
                                                      Institutional--No minimum,
                                                      except $50 for automatic
                                                      investment plan and $25 for
                                                      shareholders using the direct
                                                      deposit plan.
Minimum Subsequent
 Investment:          Investment--$50                 Consumer Service--$25
                      Trust--$500                     Institutional--None, except for
                                                      automatic investment plan and
                                                      direct deposit plan.
Automatic Investment  Investment and Trust--Yes.      Consumer Service--Yes. Minimum
Plan:                 Minimum purchase is $50         purchase is $25. Institutional--
                                                      Yes. Minimum purchase is $50,
                                                      but payroll direct deposit
                                                      minimum is $25.
Purchase Methods:     Investment and Trust--By        Consumer Service and
                      telephone                       Institutional--By mail, through
                                                      authorized brokers or financial
                                                      institutions.
Payment Methods:      Investment and Trust--By check  Consumer Service and
                      or wire transfer                Institutional--By check or wire
                                                      transfer; in-kind purchases
                                                      allowed under certain
                                                      conditions; payroll direct
                                                      deposit plan available.

  The Monitor Portfolios and FMB Portfolios each reserve the right to reject any purchase order.

COMPARATIVE REDEMPTION PROCEDURES

                               MONITOR PORTFOLIOS--               FMB PORTFOLIOS--
                                  INVESTMENT AND                CONSUMER SERVICE AND
                                   TRUST SHARES                 INSTITUTIONAL SHARES
                               --------------------             --------------------
Redemption Methods:       Investment and Trust--By mail   Consumer Service and
                                                          Institutional--
                          or telephone.                   By mail or telephone.
Payment Methods:          Investment and Trust--By check  Consumer Service and
                          or wire transfer (wire          Institutional-- By check or wire
                          transfers require fee payment   transfer. Redemption in kind is
                          for amounts under $100,000)     optional for redemption requests
                                                          in excess of $250,000 or 1% of
                                                          net assets within any 90-day
                                                          period.
Check Writing Privilege:  Investment--Money Market Fund   Consumer Service--Money Market
                          only                            Fund only
                          Trust--None                     Institutional--None.
Automatic Cash
 Withdrawal Plan:         Investment--Yes                 Consumer Service--Yes
                          Trust--No                       Institutional--No

  A shareholder may be required to redeem Investment Shares in any Monitor Portfolio if the balance in the shareholder's account drops below $1,000 as the result of a redemption request and the shareholder does not increase the balance to at least $1,000 upon 30 days' notice. The FMB Portfolios may redeem involuntarily, upon 30 days' notice, Consumer Service shares of a shareholder whose account decreases to a value of less than $500 because of redemptions unless the shareholder makes an additional investment during that period in an amount that will increase the value of the account to at least $500 upon 30 days' notice. Monitor Portfolios and the FMB Portfolios may also redeem shares involuntarily when appropriate in light of their responsibilities under the 1940 Act, and may make payment for redemptions in securities in lieu of cash.

COMPARATIVE SHARE EXCHANGE RIGHTS

                 MONITOR PORTFOLIOS--       FMB PORTFOLIOS--
                    INVESTMENT AND        CONSUMER SERVICE AND
                     TRUST SHARES         INSTITUTIONAL SHARES
                 --------------------     --------------------
By Mail:       Yes                      Yes
By Telephone:  Yes                      Yes
Minimum:       Inapplicable             $1,000 minimum

  Shareholders of the Monitor Portfolios may exchange Investment Shares or Trust Shares of any Monitor Portfolio for shares of the same class of any of the ten other series of Monitor Funds at the respective net asset values per share next determined after receipt of a request to exchange shares. For Investment Shares of the Monitor Portfolios, no sales charge applies when shares are exchanged from a Monitor Portfolio that imposes a sales charge to a Monitor Portfolio with no sales charge. However, if a shareholder desires to exchange Investment Shares of a Monitor Portfolio that does not impose a sales charge to one which does, the shareholder will be required to pay the applicable sales charge. In order to make an exchange, shareholders must continue to satisfy the minimum initial and subsequent purchase amounts and the applicable minimum account balance.

DIVIDENDS AND DISTRIBUTIONS

  All Monitor Portfolios and FMB Portfolios distribute their net capital gains to shareholders at least annually. The following table summarizes the policies concerning the declaration and payment of dividends from net investment income.

  Dividends declared daily, paid monthly

      MONITOR PORTFOLIOS                   FMB PORTFOLIOS
      ------------------                   --------------
      Money Market Fund                    Money Market Fund
                                           Intermediate Government Income Fund
                                           Michigan Tax-Free Bond Fund

  Dividends declared monthly, paid monthly

      MONITOR PORTFOLIOS                   FMB PORTFOLIOS
      ------------------                   --------------
      Growth Fund                          None
      Intermediate Government Income Fund
      Michigan Tax-Free Fund

  Dividends declared quarterly, paid quarterly

      MONITOR PORTFOLIOS                   FMB PORTFOLIOS
      ------------------                   --------------
      None                                 Diversified Equity Fund

The Monitor Portfolios and FMB Portfolios all offer dividend reinvestment programs.

VOTING INFORMATION

  Only Shareholders of record at the close of business on January 23, 1998, will be entitled to notice of and to vote at the Meeting. Each share or fraction thereof is entitled to one vote or fraction thereof and all shares will vote separately by FMB Portfolio. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the persons named as proxies will vote in favor of each proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to FMB Funds a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. For additional information, see "Information Relating to Voting Matters".

                                 RISK FACTORS

GENERAL

  The market value of fixed-income securities, which constitute a major part of the investments of the Monitor Intermediate Government Income Fund and the Monitor Michigan Tax-Free Fund, may vary inversely in response to changes in prevailing interest rates. These funds may make certain investments and employ certain investment techniques that involve special risks, including the use of repurchase agreements, lending portfolio securities, entering into futures contracts and related options as hedges and purchasing securities on a when-issued or delayed delivery basis. These investments and investment techniques may increase the volatility of a fund's net asset value. The following information summarizes these and other principal risk factors of investing in the Monitor Portfolios, and compares those risks with the risks associated with an investment in the FMB Portfolios.

FOREIGN SECURITIES

  The Monitor Growth Fund may invest in securities principally traded in foreign markets. Since foreign securities are normally denominated and traded in foreign currencies, the value of such assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of domestic investments. In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers in those countries. Special tax considerations apply to foreign securities. The Monitor Growth Fund may buy or sell foreign currencies and forward foreign currency exchange contracts for hedging purposes in connection with foreign investments.

  The FMB Diversified Equity Fund and the FMB Money Market Fund limit their investments in foreign securities to those which are denominated and pay interest in U.S. dollars, and the FMB Diversified Equity Fund may also invest in American Depositary Receipts ("ADRs"), which types of securities do not have many of the risks associated with other foreign securities that are described above.

SHARES OF OTHER MUTUAL FUNDS

  The Monitor Growth Fund may invest up to 5% of its total assets in the shares of money market mutual funds (other than any of the Monitor Money Market Funds) for liquidity purposes. The Monitor Michigan Tax-

Free Fund may also invest up to 5% of its total assets in the shares of one or more tax-exempt money market mutual funds for liquidity purposes. When a fund invests in the shares of other mutual funds, investment advisory and other fees will apply, and the investment's yield will be reduced accordingly. Under the 1940 Act, a fund may not invest more than 5% of its total assets in the shares of any one mutual fund, nor may a fund own more than 3% of the shares of any one fund; in addition, although each fund intends to limit its investments in mutual funds to no more than 5% of total assets, under the 1940 Act, no more than 10% of a fund's total assets may be invested at any one time in the shares of other funds. Any of the FMB Portfolios may also invest in shares of other unaffiliated mutual funds, provided that any such investments are limited to short-term investments and provided that the Adviser will waive its advisory fee for that portion of an FMB Portfolio's assets so invested.

SECURITIES LENDING

  In order to generate additional income, any of the Monitor Portfolios may lend its portfolio securities on a short-term basis to brokers, dealers or other financial institutions that the Adviser has determined are creditworthy under guidelines established by the Trustees of Monitor Funds, provided that the lending fund receives collateral consisting of marketable securities having a current market value equal to at least 102% of the current market value of the securities loaned. The collateral received must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending fund. As a matter of fundamental policy, the total value of all securities loaned by a Monitor Portfolio may not exceed 20% of its total assets. There is a risk that when lending portfolio securities they may not be available to the lending fund on a timely basis and therefore, the lending fund may lose an opportunity to sell these securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities pledged as collateral may be delayed pending court action. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a lending fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable a fund to exercise voting rights on any matters materially affecting the investment. A lending fund may also call such loans in order to sell the securities.

  All of the FMB Portfolios except the FMB Intermediate Government Income Fund may also lend portfolio securities to other approved brokers, dealers and financial institutions, but the total value of all securities loaned by an FMB Portfolio cannot exceed 5% of the lending fund's total assets. In addition, the investment policies of the FMB Portfolios require only that the collateral received for loans of portfolio securities have a current market value of at least 100% of the market value of the loaned securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

  Any of the Monitor Portfolios may purchase securities on a when-issued or delayed delivery basis, whereas only the FMB Michigan Tax-Free Bond Fund may engage in this investing technique. These transactions are arrangements in which a fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a fund may pay more or less than the market value of the securities on the settlement date. A fund may dispose of a commitment prior to settlement date if the Adviser deems it appropriate to do so. No fees or other expenses, other than normal transaction costs, are incurred in these transactions. However, liquid assets of a fund sufficient to make payment for the securities to be purchased are segregated on the fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled.

MICHIGAN TAX-EXEMPT SECURITIES

  The performance of the both the Monitor Michigan Tax-Free Fund and the FMB Michigan Tax-Free Bond Fund is closely tied to conditions within the State of Michigan, and the risks associated with these investments are the same for both funds. The economy of Michigan is principally dependent on three sectors--manufacturing

(particularly durable goods, automotive products and office), tourism and agriculture. Michigan encountered financial difficulties during the late 1980's, largely as a result of poor conditions in the automotive industry, but recovered from the prolonged downturn in production levels in this sector by the early 1990's. Structural changes in the automotive industry have given the Michigan economy greater financial stability. The state's finances continue to be in excellent condition, and a Budget Stabilization Fund that exceeds $1 billion should help the state weather any potential economic recessions. At the end of 1997, after several years of rapid growth, the Michigan economy was evidencing continued growth and unemployment levels were lower than they had been for the past several years. The market value and the marketability of bonds issued by local units of government in the state may be affected adversely by the same factors that affect Michigan's economy generally. The ability of Michigan and its local units of government to pay the principal of and interest on their bonds may also be affected by such factors and by certain constitutional, statutory and charter limitations. For additional information on the risks associated with these investments, see "Investment Objectives and Policies of the Trust--Michigan Tax-Exempt Securities" in the Monitor Funds' Combined Statement of Information.

NON-DIVERSIFICATION

  The Monitor Michigan Tax-Free Fund and the FMB Michigan Tax-Free Bond Fund are each a "non-diversified fund" under the 1940 Act, which means that they may each invest their assets in obligations of fewer issuers than would be the case if they were "diversified". Each Fund's ability to invest a relatively high percentage of its assets in the securities of a limited number of issuers involves an increased risk of loss to a fund if any one issuer is unable to make interest or principal payments or if the market value of the issuer's securities declines. Although non-diversified under the 1940 Act, each of these funds intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires, among other things, that at the end of each quarter of the taxable year, with regard to at least 50% of each fund's total assets, no more than 5% of its total assets are invested in the assets of a single issuer; beyond that, no more than 25% of its total assets may be invested in the securities of a single issuer.

REPURCHASE AGREEMENTS

  Certain securities in which any of the Monitor Portfolios or any of the FMB Portfolios invests may be purchased pursuant to repurchase agreements, and the risks associated with these investments are the same for all funds. Repurchase agreements are arrangements in which banks, broker-dealers and other recognized financial institutions sell U.S. Government securities or other securities to a fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. A fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a fund, a fund could receive less than the repurchase price on any sale of such securities. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities might be delayed pending court action. The Trustees of the Monitor Funds believe that under the regular procedures normally in effect for custody of a fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a fund and allow retention or disposition of such securities. A fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as broker-dealers, that are found by the Adviser to be creditworthy pursuant to guidelines established by the Monitor Funds' Board of Trustees.

MORTGAGE-RELATED SECURITIES

  The Monitor Intermediate Government Income Fund and the FMB Intermediate Government Income Fund may invest their assets in mortgage-related securities, which are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property, and the risks associated with these investments are the same for both funds. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities, collateralized mortgage obligations, stripped mortgage-backed securities, and derivative mortgage securities. The mortgage-related securities in which the Monitor Intermediate

Government Income Fund and the FMB Intermediate Government Income Fund invest fall into two categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), and (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Non-governmental issuers referred to in (b) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The risks associated with these types of investments are substantially the same for both the Monitor Intermediate Government Income Fund and the FMB Intermediate Government Income Fund.

  Mortgage Pass-Through Securities. Mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. With respect to U.S. Government pass-through securities issued by GNMA, FNMA and FHLMC, each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans.

  Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest ate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

  ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMs fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

  Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt instruments issued by special purpose entities, which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

  The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may be stripped securities which provide only the principal or interest feature of the underlying security, and these are known as "stripped mortgage-backed securities" (discussed below). Generally, the purpose of the allocation of cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, IOs, POs, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

  CMO tranches include "inverse floaters" and "Z tranches." An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the changes in the relevant index rate. Thus, any rise in the index (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate cases a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters would be purchased to attempt to protect against a reduction in the income earned on a fund's investments due to a decline in interest rates.

  Z tranches of CMOs defer interest and principal payments until one more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

  Stripped Mortgage-Backed Securities. Some mortgage-related securities may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Although the Adviser does not presently intend to invest the assets of the Monitor Intermediate Government Income Fund or the FMB Intermediate Government Income Fund in SMBSs, it retains the power to do so at any time. SMBSs are derivative multi-class securities. SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other mortgage-backed securities. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or "PO" class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the "interest-only" or "IO" class). Therefore, interest-only SMBSs generally increase in value as interest rates rise and decreases in value as interest rates fall, counter to changes in value experienced by most fixed income securities. If the underlying mortgages experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that a fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. In view of these considerations, the Adviser intends to use these characteristics of interest-only SMBSs to reduce the effects of interest rate changes on the value of a fund's portfolio, while continuing to pursue current income.

OPTIONS AND FUTURES CONTRACTS

  Each Monitor Portfolio other than the Monitor Money Market Fund, and both the FMB Diversified Equity Fund and the FMB Intermediate Government Income Fund may seek to increase current return by writing covered call options and covered put options on its portfolio securities. The FMB Michigan Tax-Free Bond Fund and the FMB Money Market Fund do not have the authority to engage in options or futures investing. A fund receives a premium from writing such options, which increases the fund's return if the option expires without being exercised, or is closed out at a net profit. A fund may also buy or sell put and call options for hedging purposes. When a fund writes a call option on a portfolio security, it gives up the opportunity to profit from any increases in the price of that security above the option exercise price. Conversely, when a fund writes a put option, the fund takes the risk that it will be required to purchase the security from the option holder at a price above the then current market price of the security. A fund may terminate an option that it has written prior to expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

  A fund may purchase and sell futures contracts and related options to hedge against changes in the value of securities it owns or expects to purchase. Futures contracts on a variety of stock and bond indices are currently available. An index is intended to represent a numerical measure of market performance by the securities making up the index. A fund may purchase and sell futures contracts on any index approved for trading by the Commodity Futures Trading Commission to hedge against general changes in market values of securities that a fund owns or expects to purchase. A fund may also purchase and sell options on index futures or directly on the underlying indices for hedging purposes. In additions, a fund may purchase and sell futures contracts and related options on individual debt securities that a fund owns or expects to purchase, if and when such futures contracts and options become available.

  Options and futures involve various risks, including the risk that a fund may be unable at times to close out its positions, that such transactions may not accomplish their purposes because of imperfect market correlations, or that the Adviser may not forecast market movements correctly. Options and futures transactions involves costs and may result in losses. The effective use of options and futures strategies by a fund is dependent upon, among other things, a fund's ability to terminate options and futures positions at times when the Adviser deems it desirable to do so. Although a Monitor Portfolio will enter into an options or futures contract position only if the Adviser believes that a liquid secondary market exists for such options or futures contract, there is no assurance that a fund will be able to effect closing transactions at a particular time or at an acceptable price.

  The Monitor Portfolios generally expect that their options and futures transactions will be conducted on recognized exchanges, in certain instances a fund may purchase and sell options in the over-the-counter ("OTC") markets. A fund's ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a fund. A Monitor Portfolio will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Adviser, the pricing mechanism and liquidity of the OTS market is satisfactory and the participants are responsible parties likely to meet their contractual obligations. The use of options and futures strategies also involves the risk of imperfect correlation between movements in the prices of options and futures contracts an movements in the value of the underlying securities that are the subject of a hedge. The successful use of these strategies further depends on the ability of the Adviser to forecast market movements correctly.

                      COMPARATIVE FEE AND EXPENSE TABLES

  The tables below show (i) information regarding the fees and expenses paid by each class of shares of each FMB Portfolio for the fiscal year ended November 30, 1997, and of each class of shares of the corresponding Monitor Portfolios for the year ended December 31, 1996, and (ii) pro forma fees and expenses of the combined portfolios of those FMB Portfolios (the "Reorganizing FMB Portfolios") that are reorganizing with existing Monitor Portfolios (the "Reorganizing Monitor Portfolios") on a pro forma basis, giving effect to the proposed Reorganization. The tables indicate that the total operating expenses applicable to each class of the Reorganizing FMB Portfolios are expected to decrease. Pro forma combined information for the Monitor Intermediate Government Income Fund and the Monitor Michigan Tax-Free Fund (the "New Monitor Portfolios") is not provided because these funds have not conducted any operations. Their pro forma transactional and operating expenses will be the same as those shown for the corresonding New Monitor Portfolio.

MONITOR GROWTH FUND/FMB DIVERSIFIED EQUITY FUND

 Comparative Annual Fund Transactional and Operating Expenses
 (as a percentage of average net assets)

                             FMB DIVERSIFIED        MONITOR GROWTH    MONITOR GROWTH FUND
                               EQUITY FUND               FUND        PRO FORMA COMBINED(1)
                          ------------------------ ----------------  -------------------------
                          CONSUMER   INSTITUTIONAL INVESTMENT TRUST   INVESTMENT     TRUST
                          --------   ------------- ---------- -----  -------------  ----------
Maximum sales load......    5.75%        0.00%        4.00%   0.00%           4.00%       0.00%
Advisory fees...........    1.00%        1.00%        0.60%   0.60%           0.60%       0.60%
12b-1 fees (after fee
 waiver)................    0.25%(2)     0.00%        0.25%   0.00%           0.25%       0.00%
Other expenses..........    0.37%        0.37%        0.23%   0.23%           0.23%       0.23%
Total operating expenses
 (after fee waiver).....    1.62%(2)     1.37%        1.08%   0.83%           1.08%       0.83%

--------
(1) Huntington Bank has agreed to waive its advisory fee for two years following the Reorganization by an amount sufficient to provide that Total Operating Expenses of the combined Growth Fund will not exceed the amounts shown. This voluntary waiver may be discontinued by Huntington Bank at any time after such two-year period.
(2) Absent waiver, the 12b-1 fee would have been 0.35% and Total Operating Expenses would have been 1.72%.

 Comparative Example

  An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) redemption at the end of each time period and (3) payment of the maximum sales load, in the case of Consumer Service Class shares of the FMB Diversified Equity Fund and Investment Shares of the Monitor Growth Fund and the Pro Forma combined portfolio:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
      FMB Diversified Equity Fund
        Consumer Service Shares.................  $74    $107    $142     $241
        Institutional Shares....................  $14    $ 44    $ 75     $165
      Monitor Growth Fund
        Investment Shares.......................  $51    $ 73    $ 98     $168
        Trust Shares............................  $ 9    $ 27    $ 46     $103
      Pro Forma Combined
        Investment Shares.......................  $51     $73     $98     $168
        Trust Shares............................  $ 9     $27     $46     $103

MONITOR INTERMEDIATE GOVERNMENT INCOME FUND/FMB INTERMEDIATE GOVERNMENT INCOME FUND

 Comparative Annual Fund Transactional and Operating Expenses
 (as a percentage of average net assets)

                                                          PRO FORMA
                             FMB INTERMEDIATE      NEW MONITOR INTERMEDIATE
                          GOVERNMENT INCOME FUND    GOVERNMENT INCOME FUND
                          ------------------------ -------------------------------
                          CONSUMER   INSTITUTIONAL   INVESTMENT         TRUST
                          --------   ------------- --------------     ------------
Maximum sales load......   4.75%         0.00%              2.00%            0.00%
Advisory fees (after fee
 waiver)................   0.45%         0.45%              0.45%(1)         0.45%(1)
12b-1 fees (after fee
 waiver)................   0.25%(2)      0.00%              0.25%            0.00%
Other expenses..........   0.34%         0.34%              0.24%(3)         0.24%(3)
Total operating expenses
 (after fee waivers)....   1.04%         0.79%              0.94%            0.69%

--------
(1) Huntington Bank has agreed to waive a portion of its advisory fee for two years following the Reorganization so that the advisory fee does not exceed 0.45% of net assets during that period and that Total Operating Expenses of the combined Intermediate Government Income Fund will not exceed the amounts shown. Absent waiver, the advisory fee would be 0.50% and Total Operating Expenses would be 0.99% for Investment Shares and 0.74% for Trust Shares. This voluntary waiver may be discontinued by Huntington Bank at any time after such two-year period.
(2) Absent waiver, the 12b-1 fee would be 0.35% and Total Operating Expenses would have been 1.14%.
(3) Amounts are estimates because this fund has not commenced operations.

 Comparative Example

  An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) redemption at the end of each time period and (3) payment of the maximum sales load, in the case of Consumer Service Class shares of the FMB Intermediate Government Income Fund and Investment Shares of the Monitor Intermediate Government Income Fund:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
      FMB Intermediate Government Income Fund
        Consumer Service Shares...............  $58     $80    $103     $170
        Institutional Shares..................  $ 8     $25    $ 44     $ 98
      Monitor Intermediate Government Income
      Fund
        Investment Shares.....................  $30     $50    $ 71     $134
        Trust Shares..........................  $ 7     $22    $ 38     $ 86

MONITOR MICHIGAN TAX-FREE FUND/FMB MICHIGAN TAX-FREE BOND FUND

 Comparative Annual Fund Transactional and Operating Expenses
 (as a percentage of average net assets)

                                                               PRO FORMA NEW
                                     FMB MICHIGAN TAX-FREE    MONITOR MICHIGAN
                                           BOND FUND           TAX-FREE FUND
                                     ------------------------ -----------------
                                     CONSUMER   INSTITUTIONAL INVESTMENT  TRUST
                                     --------   ------------- ----------  -----
Maximum sales load.................   4.75%         0.00%       2.00%     0.00%
Advisory fees (after fee waivers)..   0.35%(1)      0.35%(1)    0.43%(2)  0.43%(2)
12b-1 fees.........................   0.25%(3)      0.00%       0.25%     0.00%
Other expenses.....................   0.38%         0.38%       0.30%(4)  0.30%(4)
Total operating expenses (after fee
 waivers)..........................   0.98%(5)      0.73%(5)    0.98%     0.73%

--------
(1) Absent waiver, the advisory fee would be 0.55%.
(2) Huntington Bank has agreed to waive a portion of its advisory fee for two years following the Reorganization so that Total Operating Expenses of the combined Michigan Tax-Free Fund will not exceed the amounts shown. Absent waiver, the advisory fee would be 0.50% and Total Operating Expenses would be 1.05% for Investment Shares and 0.80% for Trust Shares. This voluntary waiver may be discontinued by Huntington Bank at any time after such two-year period.

(3) Absent waiver, 12b-1 fees would be 0.35%.
(4) Amounts are estimates because this fund has not commenced operations.
(5) Absent waivers, Total Operating Expenses would have been 1.28% for the Consumer Service Shares and 0.93% for Institutional shares.

 Comparative Example

  An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) redemption at the end of each time period and (3) payment of the maximum sales load, in the case of Consumer Service Class shares of the FMB Michigan Tax-Free Bond Fund and Investment Shares of the Monitor Michigan Tax-Free Fund:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
      FMB Michigan Tax-Free Bond Fund
        Consumer Service Shares.................  $58     $78    $100     $163
        Institutional Shares....................  $ 7     $23    $ 41     $ 91
      Monitor Michigan Tax-Free Fund
        Investment Shares.......................  $30     $51    $ 74     $138
        Trust Shares............................  $ 7     $23    $ 41     $ 91

MONITOR MONEY MARKET FUND/FMB MONEY MARKET FUND

 Comparative Annual Fund Transactional and Operating Expenses
 (as a percentage of average net assets)

                                                                  MONITOR MONEY
                                                                   MARKET FUND
                               FMB MONEY         MONITOR MONEY      PRO FORMA
                              MARKET FUND         MARKET FUND      COMBINED (1)
                         ---------------------- ---------------- ----------------
                         CONSUMER INSTITUTIONAL INVESTMENT TRUST INVESTMENT TRUST
                         -------- ------------- ---------- ----- ---------- -----
Maximum sales load......  0.00%       0.00%       0.00%    0.00%   0.00%    0.00%
Advisory fees...........  0.35%       0.35%       0.30%    0.30%   0.30%    0.30%
12b-1 fees..............  0.25%       0.00%       0.10%    0.00%   0.10%    0.00%
Other expenses..........  0.34%       0.34%       0.23%    0.23%   0.23%    0.23%
Total operating
 expenses...............  0.94%       0.69%       0.63%    0.53%   0.63%    0.53%

--------
(1) Huntington Bank has agreed to waive its advisory fee for two years following the Reorganization by an amount sufficient to provide that Total Operating Expenses of the combined Money Market Fund will not exceed the amounts shown. This voluntary waiver may be discontinued by Huntington Bank at any time after such two-year period.

 Comparative Example

  An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) redemption at the end of each time period and (3) payment of the maximum sales load, in the case of Consumer Service Class shares of the FMB Money Market Fund and Investment Shares of the Monitor Money Market Fund and the Pro Forma combined portfolio:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
      FMB Money Market Fund
        Consumer Service Shares.................  $10     $30     $52     $116
        Institutional Shares....................  $ 7     $22     $39     $ 86
      Monitor Money Market Fund
        Investment Shares.......................  $ 6     $20     $35     $ 79
        Trust Shares............................  $ 5     $17     $30     $ 67
      Pro Forma Combined........................
        Investment Shares.......................  $ 6     $20     $35     $ 79
        Trust Shares............................  $ 5     $17     $30     $ 67

EXPENSE RATIOS--FMB PORTFOLIOS

  The following table sets forth the ratios of operating expenses to average net assets of the FMB Portfolios for the fiscal year ended November 30, 1997,
(a) after fee waivers and expense reimbursements, and (b) absent fee waivers and expense reimbursements.

                                  RATIO OF OPERATING EXPENSES TO AVERAGE NET
                                                    ASSETS
                                  FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997
                                 ---------------------------------------------
                                 AFTER FEE WAIVERS AND  ABSENT FEE WAIVERS AND
                                 EXPENSE REIMBURSEMENTS EXPENSE REIMBURSEMENTS
                                 ---------------------- ----------------------
      FMB PORTFOLIOS--
        FMB Diversified Equity
         Fund
          Consumer Service
           Shares...............          1.62%                  1.72%
          Institutional Shares..          1.37%                  1.37%
        FMB Intermediate
         Government Income Fund
          Consumer Service
           Shares...............          1.04%                  1.14%
          Institutional Shares..          0.79%                  0.79%
        FMB Michigan Tax-Free
         Bond Fund
          Consumer Service
           Shares...............          0.98%                  1.35%
          Institutional Shares..          0.73%                  1.00%
        FMB Money Market Fund
          Consumer Service
           Shares...............          0.94%                  0.94%
          Institutional Shares..          0.69%                  0.69%

EXPENSE RATIOS--MONITOR FUNDS PORTFOLIOS

  The following table sets forth the ratios of operating expenses to average net assets of the Reorganizing Monitor Portfolios for the six months ended June 30, 1997, annualized. During this period, there were no fee waivers or expense reimbursements by the Adviser or other service providers. The Monitor Michigan Tax-Free Fund and The Monitor Intermediate Government Income Fund will not commence investment operations until the Reorganization is completed.

                                                                   RATIO OF
                                                              OPERATING EXPENSES
                                                                TO AVERAGE NET
                                                                ASSETS FOR THE
                                                               SIX MONTHS ENDED
                                                                JUNE 30, 1997
                                                                 (ANNUALIZED)
                                                              ------------------
      MONITOR PORTFOLIOS--
        Monitor Growth Fund
          Investment Shares..................................       1.06%
          Trust Shares.......................................       0.81%
        Monitor Money Market Fund
          Investment Shares..................................       0.62%
          Trust Shares.......................................       0.52%

        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

  The investment objectives, policies and restrictions of the FMB Portfolios are, in many respects, similar to those of the corresponding Monitor Portfolios. There are, however, certain differences. The following discussion summarizes some of the more significant similarities and differences in the investment policies and restrictions of the FMB Portfolios and corresponding Monitor Portfolios and is qualified in its entirety by the discussion elsewhere herein, in the Prospectus of Monitor Funds accompanying this Combined Proxy Statement/Prospectus and in the Prospectuses of FMB Funds and the Statements of Additional Information of FMB Funds and Monitor Funds which have been incorporated herein by reference.

MONITOR GROWTH FUND/FMB DIVERSIFIED EQUITY FUND

  Investment Objectives. The investment objective of the Monitor Growth Fund is to achieve long-term capital appreciation primarily through investments in equity securities. Current income will be only an incidental consideration in the selection of investments. The primary investment objective of the FMB Diversified Equity Fund is also long-term capital appreciation, with income generation being a secondary objective.

  Investment Policies. The Monitor Growth Fund will invest in common and preferred stocks, securities convertible into or exchangeable for common stocks and other securities that the Adviser believes have common stock characteristics (such as rights and warrants). The Monitor Growth Fund may invest in foreign securities and, subject to its investment restrictions, securities restricted as to resale under federal securities laws. The Monitor Growth Fund's selection of common stocks emphasizes those companies which the Adviser believes have characteristics such as above average earnings and dividend growth, superior balance sheets and potential for capital gains, but its investment policies recognize that securities of other companies may also be attractive for capital appreciation purposes by virtue of special developments or depression in price believed to be temporary. The Monitor Growth Fund will invest in large and medium-sized capitalization growth companies that provide these financial and growth characteristics. In managing the investments of the Monitor Growth Fund, the Adviser seeks to purchase equity securities whose potential for capital gains is balanced by an ability to better withstand overall downward market movements. As a matter of fundamental policy, under normal market conditions, the Monitor Growth Fund will invest at least 65% of its total assets in the equity securities described in this paragraph. It may also, under normal market conditions, invest a portion of its assets in cash equivalents, including repurchase agreements and the shares of money market mutual funds, for liquidity purposes.

  The FMB Diversified Equity Fund may invest in a broad range of common stocks of both domestic and foreign issuers, and also may invest in other securities in addition to common stock, such as preferred stocks, debt securities convertible into common stocks and warrants or other rights to acquire common stocks. The FMB Diversified Equity Fund may invest in securities issued by large, well-established companies as well as those issued by smaller companies, subject to a minimum market capitalization of $50 million. The FMB Diversified Equity Fund will not invest more than 5% of its net assets in warrants, including no more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges. Under normal market conditions, the FMB Diversified Equity Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks. The FMB Diversified Equity Fund may invest in foreign securities that are denominated in and paying interest in U.S. dollars and in American Depositary Receipts ("ADRs"). For temporary defensive purposes and to meet anticipated liquidity needs, the FMB Diversified Equity Fund may invest in U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements fully collateralized by U.S. Government securities (maturing in seven days or less) and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) which are rated investment-grade or better by Moody's Investors Service, Inc. ("Moody's") or by Standard and Poor's Ratings Group ("S&P").

MONITOR INTERMEDIATE GOVERNMENT INCOME FUND/FMB INTERMEDIATE GOVERNMENT INCOME FUND

  Investment Objectives. The investment objective of both of these portfolios is to provide a high level of current income.

  Investment Policies. Both portfolios pursue their objective by investing primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities in the form of U.S. Treasury bills, notes and bonds and mortgage-backed securities and collateralized mortgage obligations. For the Monitor Intermediate Government Income Fund, the dollar-weighted average maturity of its entire portfolio is expected to be not less than three nor more than 10 years. For the FMB Intermediate Government Income Fund, the dollar-weighted average maturity of its investments in U.S. Government securities is not expected to exceed seven years and the dollar-weighted average maturity of its investments in mortgage-backed securities and collateralized mortgage obligations is not expected to exceed five years. As a fundamental policy of these portfolios, under normal market conditions both portfolios will invest 65% of their total assets in such securities. Both portfolios may also engage in transactions in interest rate futures, and in contracts and options thereon.

MONITOR MICHIGAN TAX-FREE FUND/FMB MICHIGAN TAX-FREE BOND FUND

  Investment Objectives. Both portfolios have the investment objective of providing current income exempt from both federal and Michigan personal income taxes, while limiting the risk of potential capital loss. Both portfolios will pursue this objective by investing primarily in debt obligations with short to intermediate remaining maturities (less than 15 years) issued by or on behalf of the State of Michigan and its political subdivisions, agencies and instrumentalities, or by issuers outside of Michigan if such obligations pay interest that is exempt from federal and Michigan personal income taxes, in the opinion of counsel to the issuer ("Michigan Tax-Exempt Securities").

  Investment Policies. The FMB Michigan Tax-Free Bond Fund is a non-diversified portfolio that purchases Michigan Tax-Exempt Securities that are, at the time of purchase, rated investment grade or better by a nationally recognized statistical rating organization ("NSRSO"), or are unrated but are determined by the Adviser to be of comparable quality and/or are fully collateralized by U.S. government securities. Under normal market conditions, this FMB Portfolio will have at least 80% of its net assets invested in securities, the interest of which is exempt from both federal income tax and the federal alternative minimum tax and will have at least 65% of its total assets invested in Michigan consisting of bonds, as contrasted with notes or bills. The remaining assets of this FMB Portfolio may be invested in bank obligations, commercial paper, corporate debt securities, mortgage-related securities and other asset-backed securities.

  The investment policies of the Monitor Michigan Tax-Free Fund are identical to that of this corresponding FMB Portfolio, with the exception that the "remaining assets" of the Monitor Portfolio (i.e., those up to 20% of net assets that do not have to be invested in Michigan Tax-Exempt Securities) may be invested in bank obligations, commercial paper, U.S. government securities and repurchase agreements fully collateralized by U.S. government securities. The Monitor Portfolio will not invest in corporate debt securities, mortgage-related securities or other asset-backed securities.

MONITOR MONEY MARKET FUND/FMB MONEY MARKET FUND

  Investment Objectives. The investment objective of both of these portfolios is the same: to provide a high level of current income while preserving capital and maintaining liquidity.

  Investment Policies. Both portfolios pursue this investment objective by investing in U.S. dollar-denominated "eligible securities", as defined in Rule 2a-7 under the 1940 Act, which the Adviser determines present minimal credit risk, which have remaining maturities not exceeding 13 months and which enable each portfolio to maintain a dollar-weighted maturity of 90 days or less. Both portfolios endeavor to maintain a net asset value of $1.00 per share; however, there is no assurance that this goal will be achieved. The Monitor Money Market Fund may invest in the following types of securities: (a) obligations, such as notes, bills or bonds, issued by or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities; (b) commercial paper, including U.S. dollar denominated eurodollar commercial paper, considered under Rule 2a-7 to be rated in the highest category by an NRSRO(s) or, if not rated, of comparable quality as determined by the Adviser pursuant to guidelines established by the Trustees; (c) negotiable certificates of deposit and bankers' acceptances issued by domestic banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks and which, at the time of purchase, have capital, surplus, and undivided profits in excess of $100,000,000 (as of the bank's most recently published financial statements);
(d) corporate debt obligations, including bonds, notes and debentures considered under Rule 2a-7 to be rated in the two highest categories by an NRSRO(s) or, if not rated, of comparable quality as determined by the Adviser pursuant to guidelines established by the Trustees; and (e) repurchase agreements and master demand notes.

  The FMB Money Market Fund may invest in the following types of securities:
(a) securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities; (b) commercial paper rated at the date of purchase P-2 or better by Moody's or A-2 or better by S&P, provided that investment in commercial paper in the lowest of the rating categories described above does not exceed five percent of total assets and that investment in any single issuer of commercial paper rated P-2 or A-2 does not exceed one million dollars or one percent of the total assets of the Money Market Fund at the time of such investment; (c) negotiable certificates of deposit, fixed time deposits, bankers' acceptances, interest bearing demand accounts or other short-term obligations of U.S. or foreign banks which have more than $500 million in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the FDIC; (d) negotiable certificates of deposit and time deposits of U.S. savings and loan associations that have more than $1 billion in total assets at the time of investment; and (e) repurchase agreements relating to any of the foregoing instruments which are fully collateralized by the instruments described in (a) above.

INVESTMENT RESTRICTIONS FOR ALL PORTFOLIOS

  None of the Monitor Portfolios or the FMB Portfolios may change their investment restrictions that have been designated as fundamental policies without the affirmative vote of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the portfolio that is affected by the restriction. The investment restrictions of the Monitor Portfolios and the corresponding FMB Portfolios are similar, but not identical, and are summarized below, and each restriction is a fundamental policy except as otherwise noted.

  Each Monitor Portfolio (other than the Monitor Michigan Tax-Free Fund) and each corresponding FMB Portfolio (other than the FMB Michigan Tax-Free Bond
Fund) is a "diversified" investment portfolio and, therefore, may not invest more than 5% of the portfolio's total assets in securities of any one issuer, other than securities issued by the U.S. Government, its agencies and instrumentalities and repurchase agreements collateralized by such securities. For the Monitor Portfolios, this 5% limit applies as to 100% of a portfolio's total assets, whereas for the FMB Portfolios this 5% limit applies only as to 75% of the portfolio's total assets. The Monitor Michigan Tax-Free Fund and the FMB Michigan Tax-Free Bond Fund are each "non-diversified" funds, which allows them to invest in securities of any one issuer without regard to this 5% limit. The Monitor Money Market Fund and the FMB Money Market Fund are also subject to additional diversification requirements imposed by Rule 2a-7 under the 1940 Act. None of the Monitor Portfolios or the FMB Portfolios may acquire more than 10% of the outstanding voting securities of any one issuer, and in addition the FMB Portfolios may not invest in securities of an issuer for the purpose of exercising control or management over the issuer.

  None of the Monitor Portfolios (other than the Monitor Michigan Tax-Free
Fund) and none of the FMB Portfolios (other than the FMB Michigan Tax-Free Bond Fund and the FMB Money Market Fund) may invest more than 25% of its total assets in securities of companies primarily engaged in any one industry, other than securities of the U.S. Government, its agencies and instrumentalities. The Monitor Michigan Tax-Free Fund may not invest more than 25% of its total assets in Michigan Tax-Exempt Securities of any one issuer or of issuers which are related in such a way that, in the Adviser's opinion, an economic, business or political development (other than a state-wide, national or international development) affecting one such security would also affect the others in a similar manner. The FMB Michigan Tax-Free Bond Fund may invest in Michigan Tax-Exempt Securities without regard to this restriction, provided that if the securities are industrial development or private activity bonds or notes where payment of principal and interest is the ultimate responsibility of a non-governmental issuer, this restriction applies with respect to such securities. The FMB Money Market Fund may invest in domestic bank obligations (which do not include U.S. branches of foreign banks or obligations of foreign branches of U.S. banks) without regard to this restriction.

  Each Monitor Portfolio may loan up to 20% of the value of its total assets to brokers, dealers or other financial organizations, provided that such loans are collateralized by U.S. Government obligations having at all time a market value of at least 102% of the current value of the loaned securities. Each FMB Portfolio may loan up to 5% of its total assets to such types of borrowers, provided that the loans are secured by collateral having a market value at least equal to the market value of the loaned securities.

  Each Monitor Portfolio must limit its investments in illiquid securities, which include restricted securities, repurchase agreements of over seven days' duration and OTC options, to 10% of its net assets, except that the Monitor Money Market Fund may invest in commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities that meet the criteria for liquidity established by the Monitor Board of Trustees. Each FMB Portfolio is subject to the same 10% limit, but the applicable restriction includes fixed time deposits subject to withdrawal penalties and having maturities of more than seven days as "illiquid securities". With respect to both the Monitor Portfolios and the FMB Portfolios, Rule 144A Securities (which are restricted securities for which there may be a secondary market among qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933) may not be considered illiquid if the Adviser determines that an adequate trading market exists with respect to such securities.

  The Monitor Growth Fund and the Monitor Money Market Fund may not issue senior securities or borrow money directly, except that each portfolio may borrow money from banks for temporary purposes, but only on an unsecured basis and then only in amounts not in excess of 5% of the portfolio's total assets. The Monitor Michigan Tax-Free Fund, the Monitor Intermediate Government Income Fund and each of the FMB Portfolios may also not issue senior securities or borrow money directly, except that each such portfolio may borrow money from banks for temporary purposes only in order to meet redemptions in amounts up to 10% of a portfolio's net assets and may secure such borrowings by pledging up to 15% of its net assets (but new investments may not be purchased while any such borrowing exists). In addition, the FMB Portfolios may acquire when-issued securities, enter into forward commitments to acquire securities and enter into or acquire financial futures contracts and options thereon when the portfolio's obligation thereunder is "covered" (i.e., where the portfolio maintains liquid assets in a segregated account that are equal to its future obligations).

  None of the Monitor Portfolios or the FMB Portfolios may purchase or sell
(a) real estate or real estate mortgage loans, except that a portfolio may purchase securities that are secured by real estate and securities of companies that invest in real estate or interests therein, (b) commodities or commodities contracts, except that each Monitor Portfolio and the FMB Diversified Equity Fund and the FMB Intermediate Government Income Fund may invest up to 5% of net assets in certain futures contracts for bona fide hedging transactions, or (c) securities on margin. In addition, none of the Monitor Portfolios or the FMB Portfolios may make short sales of securities, except that each portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

  None of the Monitor Portfolios or the FMB Portfolios may underwrite securities or engage in the business of underwriting securities, except to the extent that the purchase of securities directly from an issuer and the subsequent disposition thereof in accordance with the portfolio's investment program may be deemed to be an underwriting.

  None of the Monitor Portfolios or the FMB Portfolios may make loans, except that any Monitor Portfolio may purchase or hold bonds, debentures, notes or other evidence of indebtedness or any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors and any Monitor Portfolio and any FMB Portfolio may make loans of portfolio securities as described above and may enter into repurchase agreements.

  None of the FMB Portfolios or the Monitor Portfolios may act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting. None of the FMB Portfolios nor the Monitor Portfolios may purchase securities of companies for the purpose of exercising control.

  The following fundamental investment limitations of the Monitor Portfolios have no counterpart in the FMB Portfolios:

    The Monitor Portfolios may not invest in interests in oil, gas or mineral exploration or development programs (this restriction is applicable to the FMB Portfolios, but in a "non-fundamental" restriction and may be changed or eliminated by vote of the FMB Board of Directors without shareholder approval).

    The Monitor Portfolios may not invest more than 5% of their total assets in securities of any issuer that has been in operation for less than three years.

    The Monitor Portfolios may not invest in securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results other than the customary broker's commission or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition and except as permitted by the 1940 Act.

    The Monitor Portfolios may not purchase from or sell portfolio securities to officers, trustees or other "interested persons" except as permitted by the 1940 Act and exemptive rules or orders thereunder.

    The Monitor Portfolios may not purchase or retain the securities of any issuer if, to the knowledge of the Adviser, one or more of the officers, directors or Trustees of Monitor Funds, of the Adviser or the administrator, individually own beneficially more than one-half of one percent of the securities of such issuer and together own beneficially more than 5% of such securities.

  The FMB Portfolios have the following non-fundamental investment restrictions, which may be changed or eliminated by vote of the FMB Funds' Board of Directors without approval by the shareholders of any FMB Portfolio affected by such action:

    None of the FMB Portfolios may purchase or hold securities of any issuer if the officers or directors of FMB Funds or the Adviser owning beneficially more than one-half of one percent of the securities of such issuer together own beneficially more than 5% of such securities.

    None of the FMB Portfolios may, with respect to more than 5% of its net assets, invest in securities of issuers who, together with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the contract obligation of any of the foregoing.

    Each FMB Portfolio may invest in securities of other mutual funds, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the FMB Portfolio making the investment, and also provided that any such purchases will be limited to short-term investments in unaffiliated mutual funds and the Adviser will waive its advisory fees for that portion of the portfolio's assets so invested (except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition).

  See "Investment Restrictions" in the Monitor Funds' Combined Statement of Additional Information, for additional information about the investment restrictions applicable to the Monitor Portfolios.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

  FMB Funds has entered into an agreement whereby its investment portfolios are to be acquired by certain portfolios of Monitor Funds. Significant provisions of this Reorganization Agreement are summarized below. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix I to this Combined Proxy
Statement/Prospectus.

DESCRIPTION OF THE REORGANIZATION AGREEMENT

  There are four separate FMB Funds investment portfolios. The assets of the FMB Diversified Equity Fund and the FMB Money Market Fund (the "Reorganizing FMB Portfolios") will be acquired by two similar investment portfolios currently offered by Monitor Funds. The FMB Intermediate Government Income Fund and the FMB Michigan Tax-Free Bond Fund will be acquired by two new Monitor portfolios (the "New Monitor Portfolios") that have been organized to continue the operations of these FMB portfolios. The Reorganization Agreement provides that substantially all of the assets and liabilities of each FMB Portfolio will be transferred to the corresponding Monitor Portfolio identified in the table below. The holders of each class of shares of an FMB Portfolio will receive the class of shares of the corresponding Monitor Portfolio identified in the table. In the tables, (a) opposite the name of each FMB Portfolio is the name of the Monitor Portfolio which will issue shares to such FMB Portfolio, and (b) opposite the name of each class of shares of the FMB Portfolio is the name of the class of shares of the Monitor Portfolio to be distributed to the holders of such FMB Portfolio's class. The number of each class of shares to be issued by the Monitor Portfolios will have an aggregate net asset value equal to the aggregate net asset value of the corresponding class or classes of shares of the particular FMB Portfolio as of the regular close of the New York Stock Exchange, currently 4:00 p.m. Eastern time, on the business day specified in the Reorganization Agreement. The FMB Money Market Fund may have an insubstantial difference in market-based net asset value per share from its counterpart, the Monitor Money Market Fund; however, it is a condition of the Reorganization that the per-share amortized cost value of the Monitor Money Market Fund be identical with that of the FMB Money Market Fund and that both money market funds be in compliance with Rule 2a-7 under the 1940 Act.

      FMB PORTFOLIOS AND CLASSES              MONITOR PORTFOLIOS AND CLASSES
      --------------------------              ------------------------------
      Diversified Equity Fund                 Growth Fund
        Institutional Shares................. Trust Shares
        Consumer Service Shares.............. Investment Shares
      Intermediate Government Income Fund     Intermediate Government Income Fund
        Institutional Shares................. Trust Shares
        Consumer Service Shares.............. Investment Shares
      Michigan Tax-Free Bond Fund             Michigan Tax-Free Fund
        Institutional Shares................. Trust Shares
        Consumer Service Shares.............. Investment Shares
      Money Market Fund                       Money Market Fund
        Institutional Shares................. Trust Shares
        Consumer Service Shares.............. Investment Shares

  The Reorganization Agreement provides that FMB Funds will declare a dividend or dividends prior to the Reorganization which, together with all previous dividends, will have the effect of distributing to the shareholders of each FMB Portfolios all undistributed ordinary income earned and net capital gains realized up to and including the effective time of the Reorganization.

  Following the transfers of assets and liabilities from the FMB Portfolios to the Monitor Portfolios, and the issuances of shares by the Monitor Portfolios to the FMB Portfolios, each of the FMB Portfolios will distribute the class of shares of the Monitor Portfolios pro rata to the holders of classes of shares of the FMB Portfolios as described above in liquidation of the FMB Portfolios. Each holder of a class of shares of an FMB Portfolio will receive an amount of the corresponding class of shares of the corresponding Monitor Portfolio of equal value, plus the right to receive any declared and unpaid dividends or distributions. Following the Reorganization, the registration of FMB Funds as an investment company under the 1940 Act will be terminated, and FMB Funds will be dissolved under Maryland law. The stock transfer books of FMB Funds will be permanently closed after the Reorganization.

  The Reorganization is subject to a number of conditions, including approval of the Reorganization Agreement and the transactions contemplated thereby described in this Combined Proxy Statement/Prospectus by the Shareholders of FMB Funds; the receipt of certain legal opinions described in the Reorganization Agreement; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; the parties' performance in all material respects of their agreements and undertakings in the Reorganization Agreement; and the issuance of an order by The Securities and Exchange Commission exempting the Reorganization from the provisions of
Section 17 of the 1940 Act. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to occur on or about March 31, 1998 for the Reorganizing FMB Portfolios and on or about April 2, 1998, for the New Monitor Portfolios.

  The expenses of FMB Funds and of Monitor Funds incurred in connection with the Reorganization will be borne by Huntington Bank, except that Monitor Funds will bear any registration fees payable under the Securities Act of 1933 and state "blue sky" laws.

  The Reorganization may be abandoned prior to its consummation by the mutual consent of the parties to the Reorganization Agreement. The Reorganization Agreement provides further that at any time prior to or (to the fullest extent permitted by law) after approval of the Reorganization Agreement by the Shareholders of FMB Funds (a) the parties thereto may, by written agreement approved by their respective Boards of Trustees or Directors, or authorized officers and with or without the approval of their Shareholders, amend any of the provisions of the Reorganization Agreement; and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations with or without the approval of such party's shareholders.

  In its consideration and approval of the Reorganization at a meeting on December 9, 1997, the Board of Directors of FMB Funds considered (i) the investment advisory and other fees paid by the Monitor Funds (which will be equal to or lower than those paid by the FMB Funds, after waivers by Huntington Bank), and the lower historical and projected expense ratios of the Monitor Funds as compared to the historical expense ratios of the FMB Funds,
(ii) the potential economies of scale that may result from the Reorganization and the potential related cost-savings, (iii) the historical investment performance records of the Monitor Funds and the FMB Funds, (iv) the sales load structure applicable to the Investment Shares of the Monitor Funds as compared to the higher sales load structure of the Consumer Service Shares of FMB Funds, and (v) the greater number of investment portfolio options that would be available to shareholders of FMB Funds after the Reorganization due to the exchange privileges available within the family of Monitor Funds. In addition, the Board of Directors of FMB Funds considered the fact that the Reorganization would constitute a tax-free reorganization and that the interests of Shareholders would not be diluted as a result of the Reorganization. The FMB's Board of Directors also took into account Huntington Bank's offer to pay all expenses in connection with the Reorganization and its commitment that it would waive fees and expense reimbursements to the extent necessary so that after the Reorganization and until two years after the Reorganization, the total operating expense ratios of the Monitor Portfolios (excluding interest, taxes, brokerage commissions, litigation expenses and extraordinary expenses) will not exceed the estimated projected total operating expense ratios set forth in this Combined Proxy Statement/Prospectus. At the meeting, in light of their fiduciary duties under federal and state law, the Board of Directors of FMB Funds unanimously determined that the proposed Reorganization was in the best interests of FMB Funds and the Shareholders of each FMB Portfolio and that the interests of existing Shareholders would not be diluted as a result of effecting the transaction. FMB FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT.

  The Board of Directors of FMB Funds has not determined what action it will take in the event that the Shareholders of any one or more FMB Portfolio fail to approve the Reorganization Agreement or for any reason the Reorganization is not consummated with respect to one or more FMB Portfolios. In either such event, the

Directors may choose to continue the investment advisory contracts with the Adviser, consider alternative dispositions of the FMB Portfolios' assets, including the sales of such assets to, or merger with, another investment company, or the possible liquidation of its Portfolios.

CAPITALIZATION

  Because the FMB Portfolios will be combined in the Reorganization with the Monitor Portfolios, the total capitalization of two FMB Portfolios (Monitor Growth Fund and Monitor Money Market Fund) after the Reorganization will be greater than the current capitalization of the corresponding FMB Portfolios. The following table sets forth as of November 30, 1997, (i) the capitalization of the FMB Portfolios and (ii) the pro forma capitalization of each of the corresponding Monitor Portfolios, as adjusted to give effect to the Reorganization. The capitalization of each FMB Portfolio will be different at the time of the Reorganization as a result of daily share purchase and redemption activity in the FMB Portfolios. The Monitor Michigan Tax-Free Fund and The Monitor Intermediate Government Income Fund will each have only a nominal amount of shares outstanding prior to the Reorganization, all of which will be held by SEI and therefore there will be no change in the capitalization of the FMB Michigan Tax-Free Bond Fund or the FMB Intermediate Government Income Fund as a result of the Reorganization.

                                              FMB
                                          DIVERSIFIED    MONITOR     PRO FORMA
                                          EQUITY FUND  GROWTH FUND    COMBINED
                                          ------------ ------------ ------------
      Total Net Assets................... $ 81,850,481 $230,377,925 $312,228,406
        Consumer/Investment Shares....... $  8,755,965 $  5,241,737 $ 13,997,702
        Institutional/Trust Shares....... $ 73,094,516 $225,136,188 $298,230,704
      Shares Outstanding.................
        Consumer/Investment Shares.......      425,480      119,239      318,419
        Institutional/Trust Shares.......    3,550,032    5,118,866    6,780,860
      Net Asset Value Per Share..........
        Consumer/Investment Shares....... $      20.58 $      43.96 $      43.96
        Institutional/Trust Shares....... $      20.59 $      43.98 $      43.98
                                              FMB        MONITOR
                                          INTERMEDIATE INTERMEDIATE
                                           GOVERNMENT   GOVERNMENT   PRO FORMA
                                          INCOME FUND  INCOME FUND    COMBINED
                                          ------------ ------------ ------------
      Total Net Assets................... $118,537,228 $        -0- $118,537,228
        Consumer/Investment Shares....... $  3,517,179 $        -0- $  3,517,179
        Institutional/Trust Shares....... $115,020,049 $        -0- $115,020,049
      Shares Outstanding.................
        Consumer/Investment Shares.......      346,179          -0-      346,179
        Institutional/Trust Shares.......   11,320,871          -0-   11,320,871
      Net Asset Value Per Share..........
        Consumer/Investment Shares....... $      10.16 $        -0- $      10.16
        Institutional/Trust Shares....... $      10.16 $        -0- $      10.16
                                                         MONITOR
                                          FMB MICHIGAN   MICHIGAN
                                            TAX-FREE     TAX-FREE    PRO FORMA
                                           BOND FUND       FUND       COMBINED
                                          ------------ ------------ ------------
      Total Net Assets................... $ 34,391,687 $        -0- $ 24,391,687
        Consumer/Investment Shares....... $  9,429,008 $        -0- $  9,429,008
        Institutional/Trust Shares....... $ 24,962,679 $        -0- $ 24,962,679
      Shares Outstanding.................
        Consumer/Investment Shares.......      865,841          -0-      865,841
        Institutional/Trust Shares.......    2,292,257          -0-    2,292,257
      Net Asset Value Per Share..........
        Consumer/Investment Shares....... $      10.89 $        -0- $      10.89
        Institutional/Trust Shares....... $      10.89 $        -0- $      10.89

                                                         MONITOR
                                           FMB MONEY   MONEY MARKET  PRO FORMA
                                          MARKET FUND      FUND       COMBINED
                                          ------------ ------------ ------------
      Total Net Assets................... $157,196,797 $521,276,447 $678,473,244
        Consumer/Investment Shares....... $ 13,721,260 $133,493,818 $147,215,078
        Institutional/Trust Shares....... $143,475,537 $387,782,629 $531,258,166
      Shares Outstanding.................
        Consumer/Investment Shares.......   13,757,492  133,493,994  147,215,486
        Institutional/Trust Shares.......  143,435,837  387,783,210  531,219,047
      Net Asset Value Per Share..........
        Consumer/Investment Shares....... $       1.00 $       1.00 $       1.00
        Institutional/Trust Shares....... $       1.00 $       1.00 $       1.00

FEDERAL INCOME TAX CONSEQUENCES

  Consummation of the Reorganization is subject to the condition that FMB Funds and Monitor Funds receive an opinion from Ropes & Gray, counsel to Monitor Funds, to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of each of the FMB Portfolios (except in each case for a cash reserve in an amount necessary for the discharge of all known and reasonably anticipated liabilities of each of the FMB Portfolios) and to the corresponding Monitor Portfolio in exchange for shares of the corresponding Monitor Portfolio and the liquidating distributions to Shareholders of the FMB Portfolios of the shares of the Monitor Portfolio so received, as described in the Reorganization Agreement, will constitute reorganizations within the meaning of Section 368(a)(1)(C),
Section 368(a)(1)(D) or Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and with respect to the Reorganization, each FMB Portfolio and Monitor Portfolio will be considered "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the FMB Portfolios as a result of such transactions; (iii) no gain or loss will be recognized by the Monitor Portfolios as a result of such transactions; (iv) no gain or loss will be recognized by the Shareholders of any FMB Portfolio on the distribution to them by FMB Funds of shares of any class of the corresponding Monitor Portfolio in exchange for their shares of any class of the FMB Portfolio; (v) the aggregate basis of the Monitor Portfolio shares received by a shareholder of an FMB Portfolio will be the same as the aggregate basis of the Shareholder's FMB Portfolio shares immediately prior to the Reorganization; (vi) the basis of each Monitor Portfolio in the assets of the corresponding FMB Portfolio received pursuant to the Reorganization will be the same as the basis of the assets in the hands of the FMB Portfolio immediately before the Reorganization; (vii) a shareholder's holding period for Monitor Portfolio shares will be determined by including the period for which the shareholder held the FMB Portfolio shares exchanged therefor, provided that the shareholder held such FMB Portfolio shares as a capital asset; and (viii) each Monitor Portfolio's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by the corresponding FMB Portfolio.

  Monitor Funds and FMB Funds have not sought a tax ruling from the Internal Revenue Service ("IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and Federal income taxes.

COMPARISON OF SHAREHOLDER RIGHTS

  General. As a Massachusetts business trust, the operations of Monitor Funds are governed by its Declaration of Trust (the "Declaration of Trust") and Bylaws and applicable Massachusetts law rather than by the Articles of Incorporation (the "Articles") and Bylaws of FMB Funds and applicable Maryland law. Certain differences between the two forms of organization are summarized below.

  Shares of Portfolios. Monitor Funds has an unlimited number of authorized shares of beneficial interest, par value $0.01 each, which may be divided into series and classes thereof. Currently, all the authorized stock of Monitor Funds is divided into eleven separate series (four of which are the four Monitor Portfolios). The Monitor

Funds Board of Trustees has authorized each Monitor Portfolio to issue two classes of shares. Each share of a portfolio or class of Monitor Funds represents an equal proportionate interest in that portfolio or class with each other share of that portfolio or class. The shares of each portfolio or class of Monitor Funds participate equally in the earnings, dividends and assets of the particular portfolio or class. Fractional shares have proportionate rights to full shares. Expenses of Monitor Funds which are not attributable to a specific portfolio or class are allocated to all the portfolios of Monitor Funds in a manner believed by management of Monitor Funds to be fair and equitable. Generally, shares of each portfolio or class will be voted separately, for example to approve an investment advisory agreement or distribution plan, but shares of all series and classes vote together to the extent required by the 1940 Act, including the election or selection of trustees and independent accountants. Monitor Funds is not required to hold regular annual meetings of shareholders, but may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of Monitor Funds.

  Interests in FMB Funds are represented by transferable shares of stock, par value $0.001 per share. The Articles authorize FMB Funds to issue 10,000,000,000 shares of stock. The FMB Funds' Board of Directors may, without shareholder approval, divide authorized but unissued stock into an unlimited number of separate portfolios or series, and classes thereof. Currently, all the authorized stock of FMB Funds is divided into four separate series (being the four FMB Portfolios). The FMB Funds' Board of Directors has authorized each FMB Portfolio to issue two classes of shares. Shares of each class of a FMB Portfolio represent interests in such portfolio in proportion to each share's net asset value. All shares of FMB Portfolios have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. Each share of an FMB Portfolio is entitled to dividends and distributions out of the assets of that FMB Portfolio, as declared by the FMB Funds Board of Directors in its discretion. Maryland law does not require a registered investment company to hold annual meetings of shareholders in any year in which the election of directors is not required under the 1940 Act. There are no conversion or preemptive rights in connection with shares of FMB Funds.

  Shareholder Voting Rights. Monitor Funds is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a portfolio or class when the Trustees deem such a meeting to be necessary or desirable. A vacancy in the Monitor Funds Board resulting from the resignation of a Trustee or otherwise may be filled by a vote of a majority of the remaining Trustees then in office. However, under the 1940 Act, no vacancy may be filled by Trustees unless immediately thereafter at least two-thirds of the Trustees holding office shall have been elected to such office by the shareholders. In addition, Trustees may be removed from office by a vote of holders of shares representing two-thirds of the outstanding shares of each portfolio of Monitor Funds at a meeting duly called for the purpose. A meeting of shareholders shall be held upon the written request of the holders of shares representing not less than 10% of the outstanding shares entitled to vote on the matters specified in the written request. Upon written request by the holders of shares representing at least $25,000 or 10% of the outstanding shares of Monitor Funds stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trustees will within five business days after receipt of such request either provide a list of shareholders or inform such applicants as to the approximate number of shareholders and the approximate costs of mailing the request to them. If the second option is chosen by the Trustees, then the Trustees are generally obligated, upon written request of the applicants, to mail the requested materials to all shareholders of record (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

  Each director of FMB Funds holds office, unless sooner removed, until his or her successor is elected and qualified. Any director may be removed, with or without cause, by the affirmative vote of a majority of the shares entitled to vote, at any meeting of the shareholders, and the vacancy caused by such removal may be filled by the shareholders at any meeting called for that purpose. A vacancy in the FMB Funds' Board of Directors resulting from the resignation of a director or otherwise may be filled by a vote of a majority of the remaining directors then in office. However, under the 1940 Act, no vacancy may be filled by directors unless immediately thereafter at least two-thirds of the directors holding office shall have been elected to such office by the shareholders. Special meetings of shareholders for any purpose or purposes may be called by FMB Funds' Chairman, President or a majority of the FMB Funds Board, and upon the written request of the shareholders holding at least 10% of the shares of FMB Funds outstanding and entitled to vote at such meeting. Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice of such meeting sent to shareholders.

  Shareholder Liability. Under Massachusetts law, shareholders of Monitor Funds could, under certain circumstances, be held personally liable as partners for the obligations of Monitor Funds. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of Monitor Funds and provides for indemnification and reimbursement of expenses out of Monitor Funds property for any shareholder held personally liable for the obligations of Monitor Funds. The Declaration of Trust also provides that Monitor Funds shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of Monitor Funds, its shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and Monitor Funds itself was unable to meet its obligations.

  Under Maryland law, FMB Funds shareholders have no personal liability for FMB Funds' acts or obligations.

  Liability of Directors and Trustees. Under the Declaration of Trust, the Trustees of Monitor Funds are personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of their duties as Trustees. Under the Declaration of Trust, a Trustee or officer of Monitor Funds will generally be indemnified against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof.

  Under Maryland law and the Articles, directors and officers of FMB Funds are not liable to the corporation or its stockholders for money damages, except to the extent that (1) it is proved that such person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit in money, property or services actually received, or (2) a judgment or other final adjudication adverse to such person is entered in a proceeding based on a finding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. However, a director of officer of FMB Funds is liable to the extent his or her actions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office ("Disabling Conduct"). In the event of any litigation against the directors or officers of FMB Funds, FMB Funds' Articles of Incorporation require that FMB Funds indemnify a director or officer for certain expenses and to advance money for such expenses unless the claims involving alleged Disabling Conduct by a director or officer.

  The foregoing is only a summary of certain of the major differences between Monitor Funds, its Declaration of Trust and Bylaws and Massachusetts law, and FMB Funds, its Articles and Bylaws and Maryland law. Shareholders may wish to refer directly to the provisions of Monitor Funds' Declaration of Trust, Bylaws and Massachusetts law, and FMB Funds' Articles, Bylaws and Maryland law for a more thorough comparison.

                    INFORMATION RELATING TO VOTING MATTERS

GENERAL

  This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of FMB Funds in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of FMB Funds may also solicit proxies by telephone, telegraph, facsimile or personal interview. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to FMB Funds a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

  Only shareholders of record at the close of business on January 23, 1998, will be entitled to vote at the Meeting. On that date there were outstanding and entitled to be voted 151,318,260 shares of the FMB Money Market Fund, 3,180,086 shares of the FMB Michigan Tax-Free Bond Fund, 4,289,475 shares of the FMB Diversified Equity Fund, and 11,500,988 shares of the FMB Intermediate Government Income Fund. Each share or fraction thereof is entitled to one vote or fraction thereof, and all shares will vote separately by Fund.

  FMB Funds has been advised by Huntington Bank that the shares of each FMB Portfolio over which Huntington Bank or its affiliates has voting power will be voted in accordance with instructions received from beneficial owners or fiduciaries of such accounts who are not related to Huntington Bank or its affiliates. As to accounts for which no instructions are received from beneficial owners or fiduciaries, Huntington will cast such votes consistent with its fiduciary obligations to such account owners.

  If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting or any adjournment thereof. For information on adjournment of the meeting, see "Quorum" below.

SHAREHOLDER AND BOARD APPROVALS

  The Reorganization Agreement is being submitted for approval at the Meeting by the holders of a majority of the outstanding shares of both classes of shares of each of the FMB Portfolios, with holders of both classes of each FMB Portfolio voting as a separate group from the holders of each other FMB Portfolio, in accordance with the provisions of the Articles of Incorporation of FMB Funds and the requirements of the 1940 Act. A majority of the outstanding Shares of each FMB Portfolio must approve the Reorganization in order for it to become effective with respect to that FMB Portfolio.

  In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the meeting. Abstentions and broker non-votes will be considered to be a vote against the Reorganization.

  The approval by the shareholders of the corresponding Monitor Portfolios of the Reorganization is not being solicited because their approval or consent is not necessary for the Reorganization to be consummated.

  At January 23, 1998, the name, address and percentage of ownership of the persons who owned of record 5% or more of the outstanding voting shares of each FMB Portfolio (including shares of the Consumer Service Class and the Institutional Class, since both classes will vote as a group for each FMB Portfolio on the proposed Reorganization), and the percentage of the outstanding shares of the corresponding Monitor Portfolio that would have been owned by those persons if the Reorganization had been consummated on that date, based upon their holdings on such date, were as follows:

                                                        PERCENTAGE OF
                                          PERCENTAGE OF COMBINED MONITOR
      FMB PORTFOLIO AND                   FMB PORTFOLIO PORTFOLIO OWNED
      SHAREHOLDER NAME AND ADDRESS        OWNED         AFTER REORGANIZATION
      ----------------------------        ------------- --------------------
      FMB Diversified Equity Fund--
       Huntington National Bank               89.3%             94.7%
       c/o FM Co.
       Holland, MI
      FMB Intermediate Government Income
       Fund--                                 96.9%             96.9%
       Huntington National Bank
       c/o FM Co.
       Holland, MI

                                                       PERCENTAGE OF
                                         PERCENTAGE OF COMBINED MONITOR
      FMB PORTFOLIO AND                  FMB PORTFOLIO PORTFOLIO OWNED
      SHAREHOLDER NAME AND ADDRESS       OWNED         AFTER REORGANIZATION
      ----------------------------       ------------- --------------------
      FMB Michigan Tax-Free Bond Fund--
       Huntington National Bank              73.0%             73.0%
       c/o FM Co.
       Holland, MI
      FMB Money Market Fund--
       Huntington National Bank              91.7%             77.5%
       c/o FM Co.
       Holland, MI

  At January 23, 1998, the Directors and officers of FMB Funds, as a group, owned less than 1% of the outstanding shares of each of the FMB Portfolios. At that date, the directors and officers of Monitor Funds owned less than 1% of the outstanding shares of each of the Monitor Portfolios.

  At January 23, 1998, the name, address and percentage of ownership of the persons who owned of record 5% or more of the outstanding voting shares of the Reorganizing Monitor Portfolios, and the percentage of the respective share classes that would be owned by those persons upon consummation of the Reorganization, based upon their holdings on such date, were as follows:

                                                        PERCENTAGE OF
      MONITOR PORTFOLIO AND          PERCENTAGE OF     COMBINED MONITOR
      SHAREHOLDER NAME AND         MONITOR PORTFOLIO   PORTFOLIO OWNED
      ADDRESS                            OWNED       AFTER REORGANIZATION
      ---------------------        ----------------- --------------------
      Monitor Growth Fund--
        Huntington National Bank         96.6%               94.7%
        Columbus, OH
      Monitor Money Market Fund--
        Huntington National Bank         73.8%               77.5%
        Columbus, OH

  At January 23, 1998, the Monitor Michigan Tax-Free Fund and the Monitor Intermediate Government Income Fund each had only one shareholder, SEI, who owned 10 shares of each such portfolio, and these Portfolios each had only nominal assets. Accordingly, the ownership interests of shareholders of the FMB Michigan Tax-Free Bond Fund, and the ownership interests of shareholders of the FMB Intermediate Government Income Fund, who own 5% or more of either class of shares of these FMB Portfolios will not materially change upon consummation of the Reorganization.

  At January 23, 1998, the name, address and share ownership of the persons who owned of record 5% or more of each class of shares of each series of the Monitor Funds' other investment portfolios not involved in the Reorganization were as follows:

    NAME OF MONITOR SERIES AND         SHAREHOLDER NAME, ADDRESS AND
         CLASS OF SHARES                      SHARE OWNERSHIP
    --------------------------         -----------------------------
   Monitor Ohio Municipal Money
    Market Fund:
     Investment Shares           Huntington National Bank
                                    Columbus, OH (acting in various
                                    capacities for numerous accounts)--
                                    84,299,135 shares (85.1%).
                                 Telamon
                                    Indianapolis, IN--7,557,286 shares
                                    (7.6%)
     Trust Shares                Huntington National Bank
                                    Columbus, OH (acting in various
                                    capacities for numerous accounts)--
                                    69,993,446 shares (99.9%).

     NAME OF MONITOR SERIES AND           SHAREHOLDER NAME, ADDRESS AND
           CLASS OF SHARES                       SHARE OWNERSHIP
     --------------------------           -----------------------------
   Monitor U.S. Treasury Money
    Market Fund:
     Investment Shares              Huntington National Bank
                                       Columbus, OH (acting in various
                                       capacities for numerous accounts)--
                                       33,143,387 shares (55.5%);
                                    Allied Fidelity Insurance Co.
                                       Indianapolis, IN--3,926,473 shares
                                       (6.6%).
     Trust Shares                   Huntington National Bank
                                       Columbus, OH (acting in various
                                       capacities for numerous accounts)--
                                       504,975,748 shares (99.7%).
   Monitor Income Equity Fund:
     Investment Shares              John B. and Donaldeen A. Payne
                                       Columbus, OH--2,043 shares (26.0%)
                                    Joseph E. Segna, Trustee
                                       Columbus, OH--1,365 shares (17.4%)
                                    Lucille R. Weiss, Trustee
                                       Wooster, OH--749 shares (9.5%)
                                    William R and Nancy R. Wise
                                       Westerville, OH--645 shares (8.2%)
                                    Deborah M. and Adam B. Maximoff
                                       Indianapolis, IN--615 shares (7.8%)
                                    David C. Poland IRA
                                       Westerville, OH--564 shares (7.2%)
     Trust Shares                   Huntington National Bank
                                       Columbus, OH (acting in various
                                       capacities for numerous accounts)--
                                       5,853,959 shares (98.5%);
   Monitor Mortgage Securities
    Fund:
     Investment Shares              James E. Dill, Trustee
                                       Lockbourne, OH--7,357 shares (5.5%).
     Trust Shares                   Huntington National Bank
                                       Columbus, OH (acting in various
                                       capacities for numerous accounts)--
                                       4,548,524 shares (98.5%).
   Monitor Ohio Tax-Free Fund:
     Investment Shares              Ursula E.M. and William J. Umberg
                                       Cincinnati, OH--8,718 shares (12.8%);
                                    John W. and Arlene J. Warbritton
                                       Westerville, OH--6,263 shares (9.2%)
                                    Mary Ann and Michael M. Machowsky, Jr.
                                       Rossford, OH--4,612 shares (6.8%).
     Trust Shares                   Huntington National Bank
                                       Columbus, OH (acting in various
                                       capacities for numerous accounts)--
                                       2,787,871 shares (93.9%).
   Monitor Fixed Income Securities
    Fund:
     Investment Shares              William J. Umberg IRA
                                       Cincinnati, OH--5,579 shares (7.3%)
                                    Cincinnati Institute of Fine Arts
                                       Cincinnati, OH--4,615 shares (6.0%).

     NAME OF MONITOR SERIES AND          SHAREHOLDER NAME, ADDRESS AND
          CLASS OF SHARES                       SHARE OWNERSHIP
     --------------------------          -----------------------------
     Trust Shares                  Huntington National Bank
                                      Columbus, OH (acting in various
                                      capacities for numerous accounts)--
                                      7,129,832 shares (99.3%).
   Monitor Short/Intermediate
    Fixed Income Securities Fund:
     Investment Shares             Monitor Money Market Fund, Investment
                                      Shares
                                      Columbus, OH--8 shares (100.0%)
     Trust Shares                  Huntington National Bank
                                      Columbus, OH (acting in various
                                      capacities for numerous accounts)--
                                      6,322,832 shares (99.2%).

APPRAISAL RIGHTS

  Shareholders are not entitled to any rights of share appraisal under FMB Fund's Articles of Incorporation or under the laws of the State of Maryland in connection with the Reorganization. Shareholders have, however, the right to redeem from FMB Funds their FMB Portfolio shares at net asset value until the Effective Time of the Reorganization, and thereafter shareholders may redeem from the Monitor Funds the shares of the Monitor Portfolios acquired by them in the Reorganization at net asset value.

QUORUM

  In the event that a quorum for a particular FMB Portfolio is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreement and the transactions contemplated thereby for a particular FMB Portfolio are not received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that FMB Portfolio in order to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of the FMB Portfolio affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Reorganization Agreement, in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposals against any adjournment. A shareholder vote may be taken with respect to one or more FMB Portfolios prior to any such adjournment if sufficient votes have been received for approval with respect to any such FMB Portfolio. A quorum is constituted with respect to each FMB Portfolios by the presence in person or by proxy of the holders of more than one-third ( 1/3) of the outstanding shares of that FMB Portfolio entitled to vote at the Meeting. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for the purposes of determining the existence of a quorum for the transaction of business.

ANNUAL MEETINGS

  Monitor Funds does not presently intend to hold annual meetings of shareholders for the election of Trustees and other business unless and until such time as less than a majority of its Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of Monitor Funds have the right to call a meeting of shareholders to consider the removal of one or more Trustees or for other matters and such meetings will be called when requested in writing by the holders of record of 10% or more of Monitor Funds' outstanding shares of common stock. To the extent required by law, Monitor Funds will assist in shareholder communications on such matters.

                ADDITIONAL INFORMATION ABOUT THE MONITOR FUNDS

  Information concerning the operation and management of the Monitor Portfolios is incorporated herein by reference from the Monitor Funds Prospectus dated April 30, 1997, or the Monitor Michigan Tax-Free Fund

Prospectus dated November 20, 1997, or the Monitor Intermediate Government Income Fund Prospectus dated February 9, 1998. A copy of the relevant Prospectus relating to the shares of the Monitor Portfolio to be received in the Reorganization by the FMB Funds' Shareholders receiving this Combined Proxy Statement/Prospectus is enclosed. Additional information about the Monitor Portfolios is included in the Combined Statement of Additional Information dated April 30, 1997, as supplemented on November 20, 1997, and February 9, 1998, which has been filed with the SEC and is also incorporated herein by reference. A copy of such Combined Statement of Additional Information may be obtained without charge by writing to Monitor Funds, c/o SEI Fund Resources, One Freedom Valley Road, Oaks, PA 19456, or by calling Monitor Funds at its toll-free telephone number, 1-800-253-0512.

  The Monitor Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the offices of listed above and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. In addition, these materials and other information regarding companies that file electronically with the SEC are available from the SEC's Internet Web Site, the address of which is http//www.sec.gov.

TRUSTEES AND OFFICERS

  The current trustees and officers of Monitor Funds will continue as trustees and officers following the Reorganization. The name and address of the current trustees and officers of Monitor Funds, as well as information concerning his or her principal occupations during the past five years are set forth below.

                          POSITION(S) HELD WITH  PRINCIPAL OCCUPATIONS DURING
 NAME, AGE AND ADDRESS        MONITOR FUNDS             PAST FIVE YEARS
 ---------------------    --------------------- ------------------------------
                          Trustee               Chairman of the Board,
 David S. Schoedinger, 55                        Schoedinger Funeral Service;
 229 East State Street                           President of Schoedinger
 Columbus, Ohio                                  Financial Services, Inc.
 John M. Shary, 67        Trustee               Former Member, Business
 3097 Walden Ravine                              Advisory Board, DPEC-Data
 Columbus, Ohio                                  Processing Education Corp.;
                                                 Member, Business Advisory
                                                 Board, Hublink, Inc.; Former
                                                 Member, Business Advisory
                                                 Board, Miratel Corporation.
 William R. Wise, 66      Trustee               Former Corporate Director of
 613 Valley Forge Court                          Financial Services and
 Westerville, Ohio                               Treasurer, Childrens
                                                 Hospital, Columbus, Ohio.
                          President and         Senior Vice President of SEI
                           Chief Executive       and SEI Distribution since
 David G. Lee, 45          Officer               1993. Vice President of SEI
 One Freedom Valley Road                         and SEI Distribution (1991-
 Oaks, Pennsylvania                              1993).
 Robert DellaCroce, 34    Treasurer, Controller Director, Funds Administration
 One Freedom Valley Road   and Chief Financial   and Accounting of SEI since
 Oaks, Pennsylvania        Officer               1994. Senior audit manager,
                                                 Arthur Andersen LLP, from
                                                 1986 to 1994.
 Kathryn L. Stanton, 39   Vice President        Vice President and Assistant
 One Freedom Valley Road   and Secretary         Secretary of SEI Investments
 Oaks, Pennsylvania 19456                        Company since 1994; Associate
                                                 attorney with Morgan, Lewis &
                                                 Bockius LLP (1989 to 1994).
 Todd Cipperman, 31       Vice President        Vice President and Assistant
 One Freedom Valley Road   and Secretary         Secretary of SEI Investments
 Oaks, Pennsylvania 19456                        Company since 1995; Associate
                                                 attorney with Dewey
                                                 Ballantine (1994 to 1995);
                                                 Associate attorney with
                                                 Winston & Strawn (1991 to
                                                 1994).

                          POSITION(S) HELD WITH   PRINCIPAL OCCUPATIONS DURING
 NAME, AGE AND ADDRESS        MONITOR FUNDS             PAST FIVE YEARS
 ---------------------    --------------------- -------------------------------
 Joseph M. Lydon, 38         Vice President     Director of Business
 One Freedom Valley Road      and Secretary      Administration of SEI since
 Oaks, Pennsylvania 19456                        1995; Vice President of Fund
                                                 Group, Vice President of the
                                                 Advisor--Dreman Value
                                                 Management, L.P., and
                                                 President of Dreman Financial
                                                 Services, Inc. (1989 to 1995).
 Kevin P. Robins, 36         Vice President     Senior Vice President, General
 One Freedom Valley Road      and Secretary      Counsel and Secretary of SEI
 Oaks, Pennsylvania                              Investments Company since
                                                 1994. Vice President Assistant
                                                 Secretary of SEI Investments
                                                 Company (1992 to 1994).
 Bradley J. Schram, 47       Assistant          President and shareholder,
 1760 Telegraph Road          Secretary          Hertz, Schram & Saretsky, P.C.
 Birmingham, Michigan                            (attorneys)

COMPENSATION OF TRUSTEES

  During the fiscal year ended December 31, 1996, the Trustees of Monitor Funds received the following total compensation for their services with respect to all series of Monitor Funds:

         NAME AND POSITION                                         COMPENSATION
         -----------------                                         ------------
      David S. Schoedinger, Trustee...............................   $15,000
      John M. Shary, Trustee......................................   $17,500
      William R. Wise, Trustee....................................   $15,000

  There are no pension or retirement plans or programs in effect for the Trustees of Monitor Funds. None of the officers of Monitor Funds receive any compensation from Monitor Funds for their services as such.

                    ADDITIONAL INFORMATION ABOUT FMB FUNDS

  Information about the operation and management of FMB Funds is incorporated herein by reference from its Prospectuses dated March 28, 1997, as supplemented on November 12, 1997, and January 27, 1998, and its Statement of Additional Information, dated March 28, 1997, copies of which may be obtained without charge by writing or calling FMB Funds c/o SEI Fund Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456, or by calling FMB Funds at its toll-free telephone number, 1-800-453-4324. Reports and other information filed by FMB Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. In addition, these materials are also available from the SEC's Internet Web Site, as described above.

  The name and address of each director and officer of FMB Funds as well as information concerning his or her principal occupations during the past five years are as follows:

DIRECTORS AND OFFICERS

                         POSITION(S) HELD   PRINCIPAL OCCUPATIONS DURING PAST
 NAME, AGE AND ADDRESS    WITH FMB FUNDS                FIVE YEARS
 ---------------------   ---------------- -------------------------------------
 Valerie T. Ambrose, 50  Director         Corporate director, Holland Community
 602 Michigan Avenue                       Hospital
 Holland, Michigan
 William K. Anderson, 57 Director         Vice President for Business and
 Hope College                              Finance and Treasurer, Hope College
 Holland, Michigan

                              POSITION(S) HELD     PRINCIPAL OCCUPATIONS DURING
 NAME, AGE AND ADDRESS         WITH FMB FUNDS             PAST FIVE YEARS
 ---------------------    ------------------------ ----------------------------
 Timothy C. Morawski, 49  Director                 General Manager, Board of
 625 Hastings Avenue                                Public Works of the City of
 Holland, Michigan                                  Holland, Michigan
 Michael R. Mucciolo, 55  Director and             Senior Vice President and
 545 East 32nd Street      Chairman                 Chief Financial Officer,
 Holland, Michigan                                  Beverage America, Inc.
 David G. Lee, 45         President and Chief      Senior Vice President of SEI
 One Freedom Valley Road   Executive Officer        and SEI Distribution since
 Oaks, Pennsylvania                                 1993. Vice President of SEI
                                                    and SEI Distribution (1991
                                                    to 1993).
 Carol Rooney, 33         Controller, Treasurer    Director of SEI since 1992.
 One Freedom Valley Road   and Chief Financial
 Oaks, Pennsylvania        Officer
 Kathryn L. Stanton, 39   Vice President           Vice President and Assistant
 One Freedom Valley Road   and Assistant Secretary  Secretary of SEI
 Oaks, Pennsylvania 19456                           Investments Company since
                                                    1994; Associate attorney
                                                    with Morgan, Lewis &
                                                    Bockius LLP (1989 to 1994).
 Sandra K. Orlow, 44      Vice President and       Vice President and Assistant
 One Freedom Valley Road   Assistant Secretary      Secretary of SEI
 Oaks, Pennsylvania 19456                           Investments Company since
                                                    1988.
 Todd Cipperman, 31       Vice President           Vice President and Assistant
 One Freedom Valley Road   and Secretary            Secretary of SEI
 Oaks, Pennsylvania 19456                           Investments Company since
                                                    1995; Associate attorney
                                                    with Dewey Ballantine (1994
                                                    to 1995); Associate
                                                    attorney with Winston &
                                                    Strawn (1991 to 1994).
 Kevin P. Robins, 36      Vice President           Senior Vice President,
 One Freedom Valley Road   and Assistant Secretary  General Counsel and
 Oaks, Pennsylvania 19456                           Secretary of SEI
                                                    Investments Company since
                                                    1994. Vice President
                                                    Assistant Secretary of SEI
                                                    Investments Company (1992
                                                    to 1994).

COMPENSATION OF DIRECTORS

  During the fiscal year ended November 30, 1997, the Directors of FMB Funds received the following total compensation for their services with respect to all series of FMB Funds:

         NAME AND POSITION                                          COMPENSATION
         -----------------                                          ------------
      Michael R. Mucciolo, Director................................    $6,500
      Valerie T. Ambrose, Director.................................    $6,000
      William K. Anderson, Director................................    $6,500
      Timothy C. Morawski, Director................................    $6,250

  There are no pension or retirement plans or programs in effect for the Directors of FMB Funds. None of the officers of FMB Funds receive any compensation from FMB Funds for their services as such.

              ADDITIONAL INFORMATION ABOUT THE INVESTMENT ADVISER

  Huntington Bank's principal office is located at 41 South High Street, Columbus, Ohio 43287. Huntington Bank is a wholly-owned subsidiary of Huntington Bancshares Incorporated, a regional bank holding company, which is located at this same address. The current advisory contracts for the Monitor Portfolios were most recently approved by the Board of Trustees of Monitor Funds on December 17, 1997, and January 21, 1998. Huntington Bank does not serve as investment adviser to any other investment companies other than FMB Funds and Monitor Funds.

  At January 23, 1998, no persons beneficially owned 10% or more of any class of issued and outstanding voting securities of Huntington Bancshares Incorporated.

  The name and principal occupation of the directors and principal executive officers of Huntington Bank are as follows:

 NAME AND POSITION                  PRINCIPAL OCCUPATION
 -----------------                  --------------------                    ---
                                    Managing Partner, NBBJ East Limited
 Friedrich K.M. Bohm, Director..... Partnership
 Douglas G. Borror, Director....... President, Dominion Corporation
 William E. Conway, Director....... Chairman, Fairmount Minerals, Ltd.
 Maurice A. Cox, Jr., Director..... Chief Executive Officer, The Ohio
                                    Partners, LLC
 Peter H. Edwards, Director........ Chairman, Edwards Companies
 Douglas E. Fairbanks, Director.... Private investor
 John B. Gerlach, Jr. ............. Chairman, President and Chief
                                    Executive Officer, Lancaster Colony
                                    Corporation
 Elaine H. Hairston, Director...... Chancellor, Ohio Board of Regents
 Edgar W. Ingram III, Director..... Chairman and Chief Executive Officer
                                    of White Castle Systems, Inc.
 Pete A. Klisares, Director........ Executive Vice President, Worthington
                                    Industries, Inc.
 William M. Osborne, Jr., Director. Private investor
 Robert W. Rahal, Director......... President, Team Rahal, Inc.
 John B. Schultz, Director......... Chairman, President and Chief
                                    Executive Officers, The Lamson &
                                    Sessions Co.
 J. Richard Sisson, Director....... Senior Vice President and Provost,
                                    The Ohio State University
 Rodney Wasserstrom, Director...... President and Chief Executive
                                    Officer, The Wasserstrom Company
 William J. Williams, Director..... Private investor
 William S. Williams, Director..... Vice Chairman, Chief Executive and
                                    Chief Financial Officer, The W.W.
                                    Williams Co., Inc.
 Helen K. Wright, Director......... Private investor

                             FINANCIAL STATEMENTS

  The financial statements for the Monitor Portfolios for the fiscal year ended December 31, 1996, and the six-month period ended June 30, 1997, and the financial highlights for the periods indicated therein, have been incorporated by reference into this Combined Proxy Statement/Prospectus. The financial statements of the Monitor Portfolios as of and for the year ended December 31, 1996, and the financial highlights for the periods indicated therein, have been so incorporated by reference in reliance on the report of Price Waterhouse LLP, independent auditors, given on the authority of that firm as experts in accounting and auditing.

  The financial statements of the FMB Funds as of and for the fiscal year ended November 30, 1997, and the financial highlights for the periods indicated therein, are included in the Statement of Additional Information relating to this Combined Proxy Statement/Prospectus, which has been incorporated herein by reference. The financial statements for the FMB Portfolios as of and for the fiscal year ended November 30, 1997, and the financial highlights for the periods indicated therein have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                                OTHER BUSINESS

  The Board of Directors of FMB Funds knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to FMB Funds in writing at the address on the cover page of this Combined Proxy Statement/Prospectus or by telephoning 1-800-453-4234.

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                     APPENDIX A

                     AGREEMENT AND PLAN OF REORGANIZATION

  This Agreement and Plan of Reorganization (the "Agreement") is made as of February 1, 1998, by and among THE MONITOR FUNDS, a Massachusetts business trust ("Monitor"), and FMB FUNDS, INC., a Maryland corporation ("FMB"), and is joined in by THE HUNTINGTON NATIONAL BANK, a national banking association (the "Bank").

  Monitor has entered into agreements with the Bank pursuant to which the Bank is serving as the investment adviser for each of the separate investment portfolios of Monitor. Prior to October 1, 1997, FMB-Trust, a wholly-owned subsidiary of First Michigan Bank Corporation ("First Michigan"), was serving as the investment adviser for each of the separate investment portfolios of FMB. In connection with the recently-completed merger of First Michigan with and into Huntington Bancshares Incorporated ("Huntington"), FMB-Trust has also been merged with and into the Bank, and since October 1, 1997, the Bank has been also serving as the investment adviser for each of the separate portfolios of FMB. Huntington desires to combine the investment portfolios of FMB with certain of the investment portfolios of Monitor, in order to reduce administrative expenses and eliminate the existence of two separate mutual fund complexes for the benefit of the shareholders of FMB and Monitor.

  To carry out this combination, FMB will sell, assign, convey, transfer and deliver to Monitor, and Monitor will acquire, on the Exchange Dates, all of the properties and assets existing at the Valuation Time in the following funds:

    FMB Money Market Fund ("FMB Money Market")
    FMB Diversified Equity Fund ("FMB Equity")
    FMB Intermediate Government Income Fund ("FMB Income")
    FMB Michigan Tax-Free Bond Fund ("FMB Tax-Free")

(such funds are each an "FMB Fund" and are collectively the "FMB Funds").

  Such acquisitions are to be made, respectively, by the following funds:

    The Monitor Money Market Fund ("Monitor Money Market")
    The Monitor Growth Fund ("Monitor Growth")
    The Monitor Intermediate Government Income Fund ("Monitor Income") The Monitor Michigan Tax-Free Fund ("Monitor Tax-Free")

(such funds are each a "Monitor Fund" and are collectively the "Monitor
Funds").

  It is intended that each reorganization described in this Agreement shall be a tax-free reorganization under Section 368(a)(1)(C), Section 368(a)(1)(D) or
Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). Upon consummation of such transactions, each FMB Fund shall distribute in complete liquidation to its respective shareholders of record as of the Exchange Dates, the Monitor Investment Shares and the Monitor Trust Shares received by it, as provided hereafter. Each FMB Fund shareholder of record who owns Consumer Service Class shares will receive Monitor Investment Shares. All other FMB Fund shareholders will receive Monitor Trust Shares.

  In consideration of the premises, Monitor, FMB and the Bank represent, warrant and agree as follows:

  1. REPRESENTATIONS, WARRANTIES AND COVENANTS OF FMB. FMB represents and warrants to, and agrees with, Monitor that:

    (a) FMB is a corporation duly established, validly existing and in good standing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry out its obligations under this Agreement. FMB is duly qualified as a foreign corporation in all jurisdictions where such qualification is required. FMB has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Section 1(k).

    (b) FMB is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. Each FMB Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Code, as of and since its first taxable year, and qualifies and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation. Each FMB Fund has been a regulated investment company under such sections of the Code at all times since its inception.

    (c) The statements of net assets at November 30, 1997 (including the schedules of investments indicating their market values), and the statements of operations and statements of changes in net assets for the years ended November 30, 1996 and 1997, for each FMB Fund, such statements and schedules having been audited by Price Waterhouse LLP, independent accountants to FMB, have been furnished to Monitor. Such statements of assets and liabilities and schedules fairly present the financial position of each FMB Fund as of their respective dates and said statements of operations and changes in net assets fairly reflect the results of operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

    (d) The prospectuses of the FMB Funds dated March 28, 1997 (the "FMB Prospectuses"), and the Statement of Additional Information for the FMB Funds dated March 28, 1997, each as supplemented and as on file with the Securities and Exchange Commission (the "SEC"), which have been previously furnished to Monitor, did not as of their dates and do not as of the date hereof contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    (e) There are no material legal, administrative or other proceedings pending or, to the knowledge of FMB or any FMB Fund, threatened against FMB or any FMB Fund which assert liability on the part of FMB or any FMB Fund.

    (f) There are no material contracts outstanding to which FMB or any FMB Fund is a party, other than as disclosed in the FMB Prospectuses and the corresponding Statement of Additional Information or in the Registration Statement (as hereinafter defined) and the Proxy Statement (as hereinafter defined).

    (g) Neither FMB nor any FMB Fund has any known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of November 30, 1997, and those incurred in the ordinary course of FMB's business as an investment company since that date. Prior to the Exchange Dates, FMB will advise Monitor of all known material liabilities, contingent or otherwise, incurred by it and each FMB Fund subsequent to November 30, 1997, whether or not incurred in the ordinary course of business.

    (h) Each FMB Fund has filed or will file all federal and state tax returns which, to the knowledge of FMB's officers, are required to be filed by each FMB Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by each FMB Fund. All tax liabilities of each FMB Fund have been adequately provided for on its books, and no tax deficiency or liability of any FMB Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    (i) As used in this Agreement, the term "Investments" shall mean each FMB Fund's investments shown on its statement of net assets as of November 30, 1997, referred to in Section 1(c) hereof, as supplemented with such changes as such FMB Fund shall make after November 30, 1997, which have been consistent with the investment objectives and policies of each FMB Fund, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions. As of both the Valuation Time and the Exchange Dates and except for shareholder approval and otherwise as described in
  Section 1(k), FMB, on behalf of each FMB Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of each FMB Fund to be transferred to the corresponding

  Monitor Fund pursuant to this Agreement. At the Exchange Dates, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Monitor will, on behalf of each Monitor Fund, acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of FMB or a FMB Fund and, except as described in
  Section 1(j), without any restrictions upon the transfer thereof.

    (j) No registration under the Securities Act of 1933, as amended (the "1933 Act"), of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of FMB or Monitor, except as previously disclosed to Monitor by FMB.

    (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by FMB or any FMB Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "H-S-R Act").

    (l) The registration statement (the "Registration Statement") filed with the SEC by Monitor on Form N-14 relating to the Monitor Trust Shares and the Monitor Investment Shares issuable hereunder, and the proxy statement of FMB included as a part of the Registration Statement (the "Proxy Statement"), on the effective date of the Registration Statement and insofar as they relate to FMB and the FMB Funds, (i) complies in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in
  Section 8(a) below and on the Exchange Dates, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the "Prospectus"), as amended or supplemented by any amendments or supplements filed with the SEC by Monitor, insofar as it relates to FMB and the FMB Funds, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations, warranties and agreements in this Section 1(l) shall apply only to statements of fact relating to FMB and any FMB Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, or omissions to state in any thereof a material fact relating to FMB or any FMB Fund, as such Registration Statement, Prospectus and Proxy Statement shall be furnished to FMB in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectus or Proxy Statement.

    (m) All of the issued and outstanding shares of beneficial interest of each FMB Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws.

    (n) Each of the FMB Funds is qualified, and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

  2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF MONITOR. Monitor represents and warrants to, and agrees with, FMB that:

    (a) Monitor is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement. Neither Monitor nor any Monitor Fund is required to qualify as a foreign association in any jurisdiction. Monitor and each Monitor Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Section 2(i).

    (b) Monitor is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. Each Monitor Fund that has had active operations prior to the Exchange Dates, has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Code, as of and since its first taxable year, and qualifies and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation. Each Monitor Fund that has had actual operations prior to the Exchange Date has been a regulated investment company under such sections of the Code at all times since its inception. Each of Monitor Tax-Free and Monitor Income, neither of which will have had active operations prior to the Exchange Dates, intend to qualify as regulated investment companies under Part I of Subchapter M of the Code.

    (c) The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of investments (indicating their market values) for each Monitor Fund for the year ended December 31, 1996, such statements and schedules having been audited by Price Waterhouse LLP, independent accountants to Monitor, have been furnished to FMB. Unaudited statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) for each Monitor Fund as of June 30, 1997, have also been furnished to FMB. Such statements of assets and liabilities and schedules fairly present the financial position of the Monitor Funds as of their respective dates, and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in financial position for the periods covered thereby in conformity with generally accepted accounting principles.

    (d) The prospectuses of The Monitor Funds relating to Monitor Growth and Monitor Money Market, dated April 30, 1997 (collectively, the "Monitor Prospectuses"), and the Combined Statement of Additional Information for The Monitor Funds, dated April 30, 1997, each as supplemented and on file with the SEC, which have been previously furnished to FMB, did not as of their date and do not as of the date hereof contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The prospectuses of The Monitor Funds relating to Monitor Tax-Free, dated November 20, 1997, on file with the SEC, which have been previously furnished to FMB, did not as of their date and do not as of the date hereof contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The prospectuses of The Monitor Funds relating to Monitor Income, filed on November 14, 1997, with the SEC, which have been previously furnished to FMB, did not as of their date and do not as of the date hereof contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    (e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Monitor or any Monitor Fund, threatened against Monitor or any Monitor Fund which assert liability on the part of Monitor or any Monitor Fund.

    (f) There are no material contracts outstanding to which Monitor or any Monitor Fund is a party, other than as disclosed in the Monitor
  Prospectuses and the corresponding Statement of Additional Information or in the Registration Statement.

    (g) Neither Monitor nor any Monitor Fund has any known liabilities of a material nature, contingent or otherwise, other than those shown on its statement of assets and liabilities as of June 30, 1997, referred to above and those incurred in the ordinary course of the business of Monitor as an investment company or any Monitor Fund since such date. Prior to the Exchange Dates, Monitor will advise FMB of all known material liabilities, contingent or otherwise, incurred by it and each Monitor Fund subsequent to June 30, 1997, whether or not incurred in the ordinary course of business.

    (h) Each Monitor Fund has filed or will file all federal and state tax returns which, to the knowledge of Monitor's officers, are required to be filed by each Monitor Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by each Monitor Fund. All tax liabilities of each Monitor Fund have been adequately provided for on its books, and no tax deficiency or liability of any Monitor Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    (i) No consent, approval, authorization or order of any governmental authority is required for the consummation by Monitor or any Monitor Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or Blue Sky laws or the H-S-R Act.

    (j) As of both the Valuation Time and the Exchange Dates and otherwise as described in Section 2(h), Monitor on behalf of each Monitor Fund will have full right, power and authority to purchase the Investments and any other assets and assume the liabilities of each FMB Fund to be transferred to the corresponding Monitor Fund pursuant to this Agreement.

    (k) The Registration Statement, the Prospectus and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Monitor and the Monitor Funds: (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in
  Section 8(a) and at the Exchange Dates, the Prospectus, as amended or supplemented by any amendments or supplements filed with the SEC by Monitor or any Monitor Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations, warranties and agreements in this Section 2(k) shall apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement made in reliance upon and in conformity with information furnished by FMB or any FMB Fund for use in the Registration Statement, the Prospectus or the Proxy Statement.

    (l) The Monitor Trust Shares and the Monitor Investment Shares to be issued to each FMB Fund have been duly authorized and, when issued and delivered pursuant to this Agreement and the Prospectus, will be legally and validly issued and will be fully paid and nonassessable by Monitor and no shareholder of Monitor will have any preemptive right of subscription or purchase in respect thereof.

    (m) The issuance of Monitor Trust Shares and Monitor Investment Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

    (n) Each of the Monitor Funds other than Monitor Tax-Free and Monitor Income is qualified, and at all times through the Exchange Date, will qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code. Each of Monitor Tax-Free and Monitor Income, upon filing of their respective first income tax returns at the completion of their first taxable year, will elect to be a regulated investment company and until such time will take all steps necessary to ensure qualification as a regulated investment company under Sections 851 and 852 of the Code.

    (o) Monitor through its administrator, transfer agent, custodian or otherwise, will cooperate fully and in a timely manner with FMB and each FMB Fund in completing each of the actions required of it and its agents and necessary for consummation of the transactions described in Sections 3
  (a) and (b) of this Agreement, and in connection therewith has and will from time to time thereafter provide to FMB in writing reasonably detailed descriptions of each such action, a reasonable time projection for the accomplishment thereof, and the Monitor person primarily responsible therefor. Upon presentation to FMB of the above-described time projections, FMB may promptly notify Monitor in writing that the time projections are not reasonable. Monitor and FMB shall then in good faith attempt to establish mutually acceptable time projections.

  3. REORGANIZATION.

  (a) Subject to the requisite approval of the shareholders of each FMB Fund and to the other terms and conditions contained herein (including each FMB Fund's obligation to distribute to its respective shareholders all of its investment company taxable income and net capital gain as described in Section 9(k) hereof), on the Exchange Dates FMB and each FMB Fund agree to sell, assign, convey, transfer and deliver to the Corresponding Monitor Fund (as described in this Section 3), and Monitor and each Corresponding Monitor Fund agree to acquire from FMB and each FMB Fund, all of the Investments and all of the cash and other assets of each class of shares of each FMB Fund in exchange for that number of shares of the corresponding class of shares of the Corresponding Monitor Fund provided for in Section 4 and the assumption by the corresponding class of shares of the Corresponding Monitor Fund of all of the liabilities of each class of shares of each FMB

Fund. Pursuant to this Agreement, each FMB Fund will, as soon as practicable after the Exchange Dates, distribute in liquidation all of the shares of the corresponding class of shares of the Corresponding Monitor Fund received by it to its shareholders in exchange for their shares of beneficial interest of such class of shares of each FMB Fund.

  (b) FMB, on behalf of each class of shares of each FMB Fund, will pay or cause to be paid to the corresponding class of shares of the Corresponding Monitor Fund any interest and cash dividends received by it on or after the Exchange Date with respect to the Investments transferred to the Monitor Funds hereunder. FMB, on behalf of each class of shares of each FMB Fund, will transfer to the corresponding class of shares of the Corresponding Monitor Fund any rights, stock dividends or other securities received by FMB or any FMB Fund after the Exchange Dates as stock dividends or other distributions on or with respect to the Investments transferred, which rights, stock dividends and other securities shall be deemed included in the assets transferred to each corresponding class of shares of the Corresponding Monitor Fund at the Exchange Dates and shall not be separately valued, in which case any such distribution that remains unpaid as of the Exchange Dates shall be included in the determination of the value of the assets of the class of shares of each FMB Fund acquired by the corresponding class of shares of the Corresponding Monitor Fund.

  (c) For purposes of this Agreement each class of shares of each FMB Fund corresponds to the class of shares of each Monitor Funds as follows:

FMB FUND                                      CORRESPONDING MONITOR FUND
--------                                      --------------------------
FMB Money Market Fund,
 Consumer Service Class.............. The Monitor Money Market Fund, Investment
                                      Class
FMB Money Market Fund,
 Institutional Class................. The Monitor Money Market Fund, Trust Class
FMB Diversified Equity Fund,
 Consumer Service Class.............. The Monitor Growth Fund, Investment Class
FMB Diversified Equity Fund,
 Institutional Class................. The Monitor Growth Fund, Trust Class
FMB Intermediate Government Income
 Fund, Consumer Service Class........ The Monitor Intermediate Government
                                       Income Fund, Investment Class
FMB Intermediate Government Income
 Fund, Institutional Class........... The Monitor Intermediate Government
                                       Income Fund, Trust Class
FMB Michigan Tax-Free Bond Fund,
 Consumer Service Class.............. The Monitor Michigan Tax-Free
                                       Fund, Investment Class
FMB Michigan Tax-Free Bond Fund,
 Institutional Class................. The Monitor Michigan Tax-Free Fund, Trust
                                      Class

  4. EXCHANGE DATES; VALUATION TIMES. On the Exchange Dates, Monitor will deliver to FMB a number of Monitor Trust Shares and Monitor Investment Shares having an aggregate net asset value equal to the value of the assets of the corresponding class of shares of the Corresponding FMB Fund acquired by each class of shares of each Monitor Fund, less the value of the liabilities of such class of shares of the Corresponding FMB Fund assumed, determined as hereafter provided in this Section 4.

  (a) Subject to Section 4(d) hereof, the value of each class of shares of each FMB Fund's net assets will be computed as of the times (the "Valuation Times") using the valuation procedures for the particular class of shares of each FMB Fund set forth in the FMB Prospectuses.

  (b) Subject to Section 4(d) hereof, the net asset value of a share of each corresponding class of shares of each Monitor Fund will be determined to the nearest one-hundredth of a cent as of the relevant Valuation Time, using the valuation procedures set forth in the Monitor Prospectuses for the particular class of shares of each Corresponding Monitor Fund.

  (c) Subject to Section 4(d), the Valuation Time shall be 4:00 p.m., Eastern Time, on March 27, 1998, for each of FMB Money Market and FMB Equity and each of the corresponding Monitor Funds and the Valuation Time shall be 4:00 p.m., Eastern Time, on March 31, 1998, for each of FMB Income and FMB Tax-Free and each of the corresponding Monitor Funds, or such other dates as may be mutually agreed upon in writing by the parties hereto.

  (d) No formula will be used to adjust the net asset value of any FMB Fund or Monitor Fund to take into account differences in realized and unrealized gains and losses.

  (e) Each Corresponding Monitor Fund shall issue its Trust or Investment Shares to the FMB Fund whose assets are being acquired on one share deposit receipt registered in the name of the FMB Fund. Each FMB Fund shall distribute in liquidation the Trust Shares or the Investment Shares received by it hereunder, as the case may be, pro rata to its shareholders of the corresponding class of shares by redelivering such share deposit receipt to Monitor's transfer agent which will as soon as practicable set up open accounts for each FMB Fund shareholder in accordance with written instructions furnished by FMB.

  (f) Each class of shares of each Corresponding Monitor Fund shall assume all liabilities of the corresponding class of shares of FMB Fund whose assets are being acquired, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the FMB Fund or otherwise, except that recourse for assumed liabilities relating to a particular FMB Fund will be limited to the Corresponding Monitor Fund.

  5. EXPENSES AND FEES; EXPENSE LIMITATION.

  (a) Subject to subsections 5(b) through 5(e), all fees and expenses, including accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred directly in connection with the consummation by Monitor and FMB of the transactions contemplated by this Agreement will be paid by the Bank, including the costs of proxy materials, proxy solicitation, and legal expenses; except that Monitor shall pay all registration or filing fees payable under the 1933 Act or any state "Blue Sky" laws.

  (b) Following consummation of the transactions contemplated by this Agreement, for the year ending December 31, 1998, the Bank agrees to waive such portion of its fees to which it is otherwise entitled as the investment adviser and administrator of the Monitor Funds so that the total operating expenses of the Monitor Funds for the year ended December 31, 1998 shall not exceed the pro forma total operating expenses for such Monitor Funds which are set forth in the Proxy Statement.

  (c) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

  6. PERMITTED ASSETS. Monitor agrees to advise FMB promptly if at any time prior to the Exchange Dates the assets of any FMB Fund include any assets that the Corresponding Monitor Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by any FMB Fund, Monitor has informed FMB is unsuitable for the Corresponding Monitor Fund to acquire.

  7. EXCHANGE DATES. Delivery of the assets of FMB Money Market and FMB Equity to be transferred, assumption of the liabilities of such FMB Funds to be assumed, and the delivery of shares of Monitor Money Market and Monitor Growth to be issued in exchange therefor shall be made at the offices of SEI Fund Resources, Oaks, PA 19456 at [9:00 a.m.] on March 30, 1998, or at such other time and date agreed to by FMB and Monitor. Delivery of the assets of FMB Income and FMB Tax-Free to be transferred, assumption of the liabilities of such FMB Funds to be assumed, and the delivery of shares of Monitor Income and Monitor Tax-Free in exchange therefor shall be made at the offices of SEI Fund Resources, Oaks, Pennsylvania 19456 at 9:00 a.m. on April 1, 1998, or at such other time and date as is agreed to by FMB and Monitor. The dates and time upon which such deliveries are to take place are referred to herein as the "Exchange Dates."

  8. SPECIAL MEETING OF SHAREHOLDERS; DISSOLUTION; DEREGISTRATION.

  (a) FMB agrees to call a special meeting of the shareholders of each FMB Fund (which meetings may be held jointly on the same date and at the same time) as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of the assets of each FMB Fund to and the assumption of all of the liabilities of each FMB Fund by the Corresponding Monitor Fund as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of each FMB Fund, and, except as set forth in Section 13, it shall be a condition to the obligations of each of the parties hereto that the holders of the shares of beneficial interest of each FMB Fund shall have approved this Agreement and the transactions contemplated herein in the manner required by law and FMB's Articles of Incorporation at such a meeting on or before the Valuation Time.

  (b) FMB and each FMB Fund agree that the liquidation and dissolution of each FMB Fund will be effected in the manner provided in FMB's Articles of Incorporation and in accordance with applicable Maryland law, and that it will not make any distributions of any Shares to the shareholders of a FMB Fund without first paying or adequately providing for the payment of all of such FMB Fund's known debts, obligations and liabilities.

  (c) Each of Monitor and FMB will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus and the Proxy Statement.

  9. CONDITIONS TO MONITOR'S OBLIGATIONS. The obligations of Monitor and each Monitor Fund hereunder shall be subject to the following conditions:

  (a) That this Agreement shall have been adopted and the transactions contemplated hereby, including the liquidation and dissolution of the FMB Funds, shall have been approved by the shareholders of each FMB Fund in the manner required by law.

  (b) FMB shall have furnished to Monitor a statement of each FMB Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on FMB's behalf by its President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the date of the earliest Exchange Date, to the effect that as of the Valuation Time and as of the earliest Exchange Date there has been no material adverse change in the financial position of any FMB Fund since November 30, 1997, other than changes in the Investments since that date or changes in the market value of the Investments, or changes due to net redemptions of shares of the FMB Funds, dividends paid or losses from operations.

  (c) As of the Valuation Time and as of the earliest Exchange Date, all representations and warranties of FMB and each FMB Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, FMB and each FMB Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to each of such dates, and FMB shall have furnished to Monitor a statement, dated the date of the earliest Exchange Date, signed by FMB's President (or any Vice President) and Treasurer certifying those facts as of such dates.

  (d) There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

  (e) Monitor shall have received an opinion of Simpson Thacher & Bartlett, in form reasonably satisfactory to Monitor and dated the date of the earliest Exchange Date, to the effect that (i) FMB is a corporation duly established, validly existing and in good standing under the laws of the State of Maryland, and FMB is not required to qualify to do business as a foreign corporation in any jurisdiction, (ii) this Agreement has been duly authorized, executed, and delivered by FMB and, assuming due authorization, execution and delivery of this Agreement by Monitor, is a valid and binding obligation of FMB, (iii) FMB, on behalf of each FMB Fund, has power to sell, assign, convey, transfer and deliver the Investments and other assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, FMB, on behalf of each FMB Fund, will have duly sold, assigned, conveyed, transferred and delivered such Investments and other assets to Monitor, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate FMB's Articles of Incorporation or Bylaws or any provision of any agreement known to such counsel to which FMB or any FMB Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in FMB's Articles of Incorporation or Bylaws, or then current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of FMB whose responsibility it is to advise FMB with respect to such matters and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FMB or any FMB Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and it being understood that such opinion shall not be deemed to apply to Monitor's compliance obligations under the 1933 Act, 1934 Act, 1940 Act, state securities or blue sky laws and H-S-R Act. For purposes of analysis regarding the 1940 Act, such counsel may assume, as fact, solely for purposes of this plan, that the FMB Funds and the Monitor Funds may be considered "affiliated persons" or "affiliated persons of an affiliated person", within the meaning of the 1940 Act, solely by reason of having the Bank as their common investment adviser. In providing the opinions described in clauses (i), (ii),
(iii) and (iv) of this Section 9(f), such counsel may rely on the opinion of Maryland counsel acceptable to Monitor and its counsel.

  (f) Monitor shall have received an opinion of Ropes & Gray, counsel to Monitor, addressed to Monitor and in form reasonably satisfactory to Monitor and dated the date of the earliest Exchange Date (which opinion may be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transactions between each FMB Fund and each Corresponding Monitor Fund contemplated hereby will constitute reorganizations within the meaning of Section 368(a)(1) of the Code, (ii) no gain or loss will be recognized by any FMB Fund or any shareholders of any FMB Fund upon the transfer of the assets to the Corresponding Monitor Fund in exchange for Monitor Trust Shares or Monitor Investment Shares and the assumption by such Monitor Fund of the liabilities of the FMB Fund or upon the distribution of such Shares by the FMB Fund to its shareholders in liquidation pursuant to this Agreement; (iii) the basis of the Monitor Trust Shares or Monitor Investment Shares a FMB shareholder receives in connection with the transaction will be the same as the basis of his or her FMB Fund shares exchanged therefor; (iv) a FMB shareholder's holding period with respect to his or her Monitor Trust Shares or Monitor Investment Shares will be determined by including the period for which he or she held the FMB Fund shares exchanged therefor, provided that he or she held such FMB Fund shares as capital assets; (v) no gain or loss will be recognized by any Monitor Fund upon the receipt of the assets of the corresponding FMB Fund in exchange for Monitor Trust Shares or Monitor Investment Shares and the assumption by the Corresponding Monitor Fund of the liabilities of the FMB Fund whose assets are being acquired; (vi) the basis in the hands of the Monitor Fund of the assets of the FMB Fund transferred to the Corresponding Monitor Fund will be the same as the basis of the assets in the hands of the FMB Fund immediately prior to the transfer; and (vii) each Corresponding Monitor Fund's holding periods with respect to the assets of the FMB Fund whose assets are being acquired will include the periods for which such assets were held by such FMB Fund.

  (g) The assets of each FMB Fund to be acquired by the Corresponding Monitor Fund will include no assets which the Corresponding Monitor Fund, by reason of limitations contained in its Declaration of Trust or of investment restrictions disclosed in the Monitor Prospectuses in effect on the Exchange Dates, may not properly acquire. Monitor shall not change the Monitor Declaration of Trust and the Monitor Prospectuses so as to restrict permitted investments for each Monitor Fund except as required by the SEC or any state regulatory authority.

  (h) The Registration Statement shall have become effective under the 1933 Act and applicable Blue Sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Monitor contemplated by the SEC and or any state regulatory authority.

  (i) All proceedings taken by FMB in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to Monitor and counsel to Monitor.

  (j) Prior to the earliest Exchange Date, each FMB Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the excess of (i) the FMB Fund's investment income excludable from gross income under Section 103(a) of the Code (if any) over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, all of the FMB Fund's investment company taxable income (computed without regard to any deduction for dividends paid), and all of the FMB Fund's net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ended November 30, 1997, and the short taxable period beginning on December 1, 1997, and ending on the relevant Exchange Date.

  (k) FMB shall have furnished to Monitor a certificate, signed by the President (or any Vice President) and the Treasurer of FMB, as to the tax cost to Monitor of the securities delivered to Monitor pursuant to this Agreement, together with any such other evidence as to such tax cost as Monitor may reasonably request.

  (l) FMB Funds' custodian shall have delivered to Monitor a certificate identifying all of the assets of each FMB Fund held by such custodian as of the Valuation Time.

  (m) FMB Funds' transfer agent shall have provided to Monitor (i) the originals or true copies of all of the records of each FMB Fund in the possession of such transfer agent as of the relevant Exchange Date, (ii) a certificate setting forth the number of shares of each FMB Fund outstanding as of the Valuation Time and (iii) the name and address of each holder of record of any such shares of each FMB Fund and the number of shares held of record by each such shareholder.

  (n) All of the issued and outstanding shares of beneficial interest of each FMB Fund shall have been offered for sale and sold in conformity with all applicable federal or state securities or blue sky laws and, to the extent that any audit of the records of FMB or any FMB Fund or its transfer agent by Monitor or its agents shall have revealed otherwise, either (i) FMB and each FMB Fund shall have taken all actions that in the reasonable opinion of Monitor or counsel to Monitor are necessary to remedy any prior failure on the part of FMB to have offered for sale and sold such shares in conformity with such laws or (ii) FMB shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Monitor in amounts sufficient and upon terms satisfactory, in the opinion of Monitor or its counsel, to indemnify Monitor against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of FMB to have offered and sold such shares in conformity with such laws.

  (o) FMB shall have duly executed and delivered to Monitor bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as Monitor may deem necessary or desirable to transfer all of FMB's and each FMB Fund's entire right, title and interest in and to the Investments and all other assets of each FMB Fund.

  (p) The Securities and Exchange Commission shall have issued an order pursuant to Section 17 of the 1940 Act exempting the reorganizations contemplated hereby from the provisions of Section 17(a) of the 1940 Act.

  10. CONDITIONS TO FMB'S OBLIGATIONS. The obligations of FMB and each FMB Fund hereunder shall be subject to the following conditions:

  (a) This Agreement shall have been adopted and the transactions contemplated hereby, including the liquidation and dissolution of the FMB Funds, shall have been approved by the shareholders of each FMB Fund in the manner required by law.

  (b) Monitor shall have furnished to FMB a statement of each Monitor Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified on Monitor's behalf by its President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the date of the earliest Exchange Date, to the effect that as of the Valuation Time and as of the earliest Exchange Date there has been no material adverse change in the financial position of any Monitor Fund since June 30, 1997, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, changes due to net redemptions, dividends paid or losses from operations.

  (c) Monitor shall have executed and delivered to FMB an Assumption of Liabilities dated the date of the earliest Exchange Date pursuant to which each Monitor Fund will assume all of the liabilities of the corresponding FMB Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

  (d) As of the Valuation Time and as of the earliest Exchange Date, all representations and warranties of Monitor and each Monitor Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, Monitor and each Monitor Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates, and Monitor shall have furnished to FMB a statement, dated the date of the earliest Exchange Date, signed by Monitor's President (or any Vice President) and Treasurer certifying those facts as of such dates.

  (e) There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

  (f) FMB shall have received an opinion of Ropes & Gray, in form reasonably satisfactory to FMB and dated the date of the earliest Exchange Date, to the effect that (i) Monitor is a business trust and validly existing in conformity with the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, Monitor is not required to qualify to do business as a foreign association in any jurisdiction, (ii) the Monitor Trust Shares and Monitor Investment Shares to be delivered to FMB as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Monitor and no shareholder of Monitor has any preemptive right to subscription or purchase in respect thereof, (iii) this Agreement has been duly authorized, executed and delivered by Monitor and, assuming due authorization, execution and delivery of this Agreement by FMB, and that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act, is a valid and binding obligation of Monitor, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Monitor's Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Monitor or any Monitor Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Monitor's Declaration of Trust, as amended, Bylaws or then-current prospectus or statement of additional information of each Monitor Fund, such counsel may rely upon a certificate of an officer of Monitor whose responsibility it is to advise Monitor with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Monitor or any Monitor Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act and it being understood that such opinion shall not be deemed to apply to FMB's compliance obligations under the 1933 Act, 1934 Act, 1940 Act, state securities or blue sky laws and the H-S-R Act; and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

  (g) FMB shall have received an opinion of counsel to Monitor addressed to FMB, in a form reasonably satisfactory to FMB and counsel to FMB and dated the date of the earliest Exchange Date (which opinion may be based upon certain factual representations and subject to certain qualifications), with respect to the matters specified in clauses (i), (ii) and (iii) of Section 9(g) of this Agreement.

  (h) All proceedings taken by Monitor in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to FMB and counsel to FMB.

  (i) The Registration Statement shall have become effective under the 1933 Act and applicable Blue Sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of FMB, contemplated by the SEC or any state regulatory authority.

  (j) The Securities and Exchange Commission shall have issued an order pursuant to Section 17 of the 1940 Act exempting the reorganizations contemplated hereby from the provisions of Section 17(a) of the 1940 Act.

  11. INDEMNIFICATION.

  (a) FMB will indemnify and hold harmless Monitor, its trustees and its officers (for purposes of this subsection, the "Monitor Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Monitor Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Monitor Indemnified Parties may be involved or with which any one or more of the Monitor Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to FMB or any FMB Fund contained in the Registration Statement, the Prospectus or the Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to FMB or any FMB Fund required to be stated therein or necessary to make the statements relating to FMB or any FMB Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Monitor Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the prior consent of FMB. The Monitor Indemnified Parties will notify FMB in writing within ten days after the receipt by any one or more of the Monitor Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Monitor Indemnified Party as to any matters covered by this
Section 11(a). FMB shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Monitor Indemnified Parties the defense of any such claim, action, suit or proceeding, and if FMB elects to assume such defense, the Monitor Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. FMB Funds' obligation under this Section 11(a) to indemnify and hold harmless the Monitor Indemnified Parties shall constitute a guarantee of payment so that the FMB Funds will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by them under this Section 11(a) without the necessity of the Monitor Indemnified Parties' first paying the same.

  (b) Monitor will indemnify and hold harmless FMB, its trustees and its officers (for purposes of this subparagraph, the "FMB Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the FMB Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the FMB Indemnified Parties may be involved or with which any one or more of the FMB Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Monitor or any Monitor Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Monitor or any Monitor Fund required to be stated therein or necessary to make the statements relating to Monitor or any Monitor Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the FMB Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the prior consent of Monitor. The FMB Indemnified Parties will notify Monitor in writing within ten days after the receipt by any one or more of the FMB Indemnified Parties of any notice of legal process or any suit brought against or claim made against such FMB Indemnified Party as to any matters covered by this Section 11(b). Monitor shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(b), or, if it so elects, to assume at its expense by counsel satisfactory to the FMB Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Monitor elects to assume such defense, the FMB Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Monitor Funds' obligation under this Section 11(b) to indemnify and hold harmless the FMB Indemnified Parties shall constitute a guarantee of payment so that the Monitor Funds will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by them under this Section 11(b) without the necessity of the FMB Indemnified Parties' first paying the same.

  (c) In addition to the foregoing, for a period of two years after the Exchange Dates, to the fullest extent permitted by applicable law, Monitor shall indemnify, defend and hold harmless the present and former directors and officers of FMB against all liabilities arising out of actions or omissions arising of the directors' or officers' service as such (including the transactions contemplated hereby), to the extent consistent with the Articles of Incorporation and Bylaws of FMB and the applicable provisions of Maryland law as in effect on the date hereof, whether or not Monitor is insured against such matter, including provisions relating to the advancement of expenses incurred in the defense of any litigation with respect to such liabilities asserted or made prior to or at any time after the Exchange Dates. All such rights to indemnification shall continue until the final disposition of such litigation or claims; provided, that nothing herein contained shall increase or lengthen the duration of obligations with respect to such indemnification by Monitor over that to which FMB would have been subject had the transactions contemplated hereby not been consummated.

  12. NO BROKER. Each of Monitor and FMB represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

  13. TERMINATION. Monitor and FMB may, by mutual consent of their respective trustees, terminate this Agreement, and Monitor or FMB, after consultation with counsel and by consent of their respective trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by June 30, 1998, this Agreement shall automatically terminate on that date unless a later date is agreed to by Monitor and FMB.

  Notwithstanding any other provision in this Agreement, in the event shareholder approval of this Agreement and the transactions contemplated by this Agreement is obtained with respect to only one or more FMB Funds but not all of the FMB Funds, Monitor and FMB agree to consummate those transactions with respect to those FMB Funds that have approved this Agreement and those transactions.

  14. COVENANTS, ETC., DEEMED MATERIAL. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

  15. ENTIRE AGREEMENT; AMENDMENTS. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

  16. AGREEMENT AND DECLARATION OF TRUST. The names "Monitor Funds" and "Trustees of Monitor Funds" refer respectively to Monitor and the Trustees, as trustees but not individually or personally, acting from time to time under an Amended and Restated Declaration of Trust dated as of April 29, 1991, to which reference is hereby made and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Monitor Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of Monitor personally, but bind only the assets of Monitor and all persons dealing with any series of shares of Monitor such as the Monitor Funds, must look solely to the assets of Monitor belonging to such series for the enforcement of any claims against Monitor.

                                          FMB Funds, Inc.

                                          By: _________________________________

                                          The Monitor Funds

                                          By: _________________________________

  The Bank has joined in this Agreement solely to affirm its agreements set forth in Section 5 hereof.

                                          The Huntington National Bank

                                          By: _________________________________

                                                                      APPENDIX B


          M logo FPO               The Monitor Funds


                                   Annual Report

       The Monitor Funds           to Shareholders


     MARBLE SCREEN F.P.O.          Money Market Funds
                                  ---------------------------------------------
                                   Trust Shares and Investment Shares
                                      ^ The Monitor Money Market Fund
                                      ^ The Monitor Ohio Municipal Money
                                      Market Fund
                                      ^ The Monitor U.S. Treasury Money Market
                                      Fund

                                   Equity Funds
                                  ---------------------------------------------
                                   Trust Shares and Investment Shares
                                      ^ The Monitor Growth Fund
                                   Trust Shares
                                      ^ The Monitor Income Equity Fund

                                   Income Funds
                                  ---------------------------------------------
                                   Trust Shares and Investment Shares
                                      ^ The Monitor Ohio Tax-Free Fund
                                      ^ The Monitor Fixed Income Securities
                                      Fund
                                      ^ The Monitor Mortgage Securities Fund
                                   Trust Shares

                                      ^ The Monitor Short/Intermediate Fixed
                                        Income Securities Fund

                                   December 31, 1996



                                       ART

 Message from the Investment Manager

Dear Shareholder,

I am pleased to present the December 31, 1996 Annual Report to Shareholders of The Monitor Funds. It is important for us to share this financial information as well as commentary which we believe is interesting and topical.

While the Dow Jones Industrial Average climbed 26% during 1996, it proved to be only a mediocre year for bonds. The 30 year Treasury started the year yielding 5.95%. A cycle of easings was expected, but only one actually arrived in January. The yield then rose to 7.2% by the middle of the year as surging employment statistics and growth unnerved the market. Rising yields did, however, cause the consumer pullback that stemmed growth in the third quarter.

Recent comments by Federal Reserve officials indicate that they believe the economy will grow 2.0% to 2.5% this year and that inflation will remain contained at 3%. Risks to these trends include the wealth impact on consumer spending caused by recent stock market gains and strength in the housing sector. High consumer debt burdens are cited as posing the greatest risk to the continuation of the economy's expansion. The tight labor market and higher energy prices also pose a risk to the favorable inflation outlook.

We urge you to take a moment and review the Management Discussion and Analysis section of this report. We have included on these pages information concerning each Fund's activity and performance. We have also reformatted the Management Discussion and Analysis section so that all of the pertinent information concerning a particular fund appears on one page. In implementing this change, it is our hope that we are providing you with useful information in a more concise format. Our continuing goal is to more effectively communicate with our shareholders. It is important for us to provide you with the information that you need to take control of your money and make those investment decisions which can contribute to your personal financial goals. You will find the complete financial statements for each of The Monitor Funds, including their portfolios of investments, on the succeeding pages.

We are pleased to welcome our new shareholders. We strive to provide you with solid investment management services. Thank you for your confidence in our organization.


LOGO
Norman A. Jacobs
President and C.E.O.
The Huntington Trust Company, N.A.
Investment Manager
Columbus, Ohio

 Growth Fund                                                 As of 12/31/96
MANAGEMENT DISCUSSION & ANALYSIS

  The Monitor Growth Fund is managed by a team of experienced investment professionals. Each manager brings a unique perspective to the management of this Fund. Phil Farrington, Vice President, is a graduate of Harvard University and has over thirty years of investment management experience. He is part of our equity management team. Jim Gibboney, Jr., Vice President, is a Chartered Financial Analyst, and a graduate of The Ohio State University with an MBA from Xavier University. Jim's primary equity concentrations are in the electric utilities and chemical industries. Here are the managers' comments on The Monitor Growth Fund:

  "The total return of the Fund in 1996 was 16.72% versus 23% for the Standard & Poor's Composite Price 500 Index ("S&P 500"). In an exuberant market environment like that of 1996, our pragmatic approach towards individual stock valuations led us to forgo commitments to certain momentum driven stocks which went higher as the year played out. The five leaders in the S&P 500 return (IBM, Microsoft, Coca Cola, GE and Intel) accounted for almost one quarter of the price appreciation in the index. It is important to note that the S&P 500 is a market capitalization (or size) weighted index, and that those five stocks accounted for a larger than average share of the total return of the Index. Equally weighted, the S&P 500 returned about 13% for 1996--returns which were more in line with the performance of the Fund. The market action last year was enormously positive, but quite narrow when one looks at the composition of those returns.

  The Monitor Growth Fund has invested in stocks of U.S. companies which are growing rapidly abroad. One advantage of this approach is that the product being touted has, in many cases, proven its efficacy in the United States. Management simply has to apply what has already been learned here to overseas markets. McDonald's, Wrigley, Colgate Palmolive, Pepsi and Mattel are shining examples of this strategy.

  As we look forward, The Monitor Growth Fund will continue to emphasize those companies with superior earnings and dividend records. If the 1997 market environment remains favorable, there may be an opportunity for the Fund to branch out from existing sectors of over-concentration into more growth-oriented sectors including medical technology and communications."

--------------------------------------------------------------------------------

                         INVESTMENT PERFORMANCE PROFILE

                               TOTAL RETURNS (%)
                             Period Ending 12/31/96

                          TRUST  INVESTMENT
                         SHARES      SHARES
QTR                        5.11%     5.06%
1-Year Annualized         16.72%    16.43%
3-Year Annualized         16.00%    15.73%
5-Year Annualized         11.76%    11.48%
Annualized Since Incep.  7/3/89    5/1/91
                          11.82%    11.78%


                               PORTFOLIO PROFILE

  Net Assets ($ mil).............  $180.0
  Net Asset Value (Trust Shares).  $33.97
  Number of Issues...............      51
  Cash Reserves (%)..............       1%


                          FIVE LARGEST EQUITY HOLDINGS

Schlumberger        3.6%
Colgate-Palmolive   3.6%
Pfizer              3.5%
Sigma-Aldrich       3.5%
Anadarko Petroleum  3.4%

   GROWTH OF $10,000 INVESTED IN THE MONITORGROWTH FUND--INVESTMENT AND TRUST
                                     SHARES

  The graph below illustrates the hypothetical investment of $10,000 in The Fund--Investment Shares from May 1, 1991 (commencement of operations) to December 31, 1996, compared to the Standard & Poor's Composite Price 500 Index ("S&P 500")+, and The Fund--Trust Shares from July 3, 1989 (commencement of operations) to December 31, 1996, compared to the S&P 500+.



                                      LOGO


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

  *The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.
 **Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.00% ($10,000 investment minus $400 sales load = $9,600). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.
  +The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

 Income Equity Fund                                          As of 12/31/96
MANAGEMENT DISCUSSION & ANALYSIS

  Jim Buskirk, portfolio manager of The Monitor Income Equity Fund, is the Chief Investment Officer of the Huntington Trust Company and is responsible for all of the Trust Company's investment activities. With over 18 years of investment management experience, Jim has managed both personal and institutional balanced portfolios and holds the Chartered Financial Analyst designation. Jim received his bachelor's degree in finance from The Ohio State University, and his M.B.A. from the University Of Oregon.

  "The Monitor Income Equity Fund's total return of 16.9% in 1996 was in line with its Lipper Equity Income peer group, but lagged behind the 23% gain of the S&P 500. The reasons for this trailing of that broad index become clear when one considers that only five stocks (Intel, General Electric, Microsoft, Coca Cola and IBM) in that 500 stock benchmark accounted for an incredible one quarter of the price appreciation in the index. The Fund, because it remains true to its charter of providing a relatively high current yield, holds only one of those five stocks, General Electric, a position that was initiated in 1990 when General Electric's dividend yield was much higher. The other four stocks, because of their very low yields, are not appropriate holdings in this income-oriented stock fund.

  Nevertheless, the Fund's 1996 return was buoyed by good results from its holdings in bank stocks, a sector that has appreciated steadily in price to the point where it now accounts for nearly 15% of total Fund assets. Chase Manhattan, Fleet Financial, CoreStates Financial and National City were all good performers last year. Energy stocks, which comprise about 11% of the total assets, also posted above average price gains, with much of their advance coming in the year's fourth quarter.

  After two consecutive strong years for stock prices, history would suggest that the odds favor a correction to develop in 1997. This could, indeed, take place but it would seem to need a combination of weak corporate profits, higher inflation and interest rates, or some political shock to the system in order to unfold. While such a scenario is possible, the current backdrop appears benign. What we do expect (but cannot promise) in 1997 is a continuation of the steady dividend increases that have benefitted the Fund's shareholders through the years. Last year, total annual dividends of $1.00 per share were earned in the Fund, up from the 96 cents per share of 1995; the 86 cents in 1994 and the 72 cents per share in 1991. In fact, dividend growth has averaged 7% per year over the past five years. We will continue to manage the Fund with the intent of continuing that trend."

                         INVESTMENT PERFORMANCE PROFILE

                               TOTAL RETURNS (%)
                             Period Ending 12/31/96

                                  TRUST SHARES
QTR                                   6.06%
1-Year Annualized                    16.88%
3-Year Annualized                    14.04%
5-Year Annualized                    12.06%
Annualized Since Incep. (7/3/89)     10.06%


                               PORTFOLIO PROFILE

  Net Assets ($ mil).............  $172.8
  Net Asset Value (Trust Shares).  $30.26
  30-Day SEC Yield (%)...........    3.80%
  Number of Issues...............      43
  Cash Reserves (%)..............     7.4%


                          FIVE LARGEST EQUITY HOLDINGS

Monsanto              3.8%
Corestates Financial  3.6%
Texaco                3.4%
Chase Manhattan       3.4%
General Electric      3.1%

   GROWTH OF $10,000 INVESTED IN THE MONITOR INCOME EQUITY FUND--TRUST SHARES

  The graph below illustrates the hypothetical investment of $10,000 in The Fund--Trust Shares from July 3, 1989 (commencement of operations) to December 31, 1996, compared to the Standard & Poor's Composite Stock Price 500 Index ("S&P 500")+.


                                      LOGO

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.
+The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

 Ohio Tax-Free Fund                                          As of 12/31/96
MANAGEMENT DISCUSSION & ANALYSIS

  Bill Doughty, Vice President, has over twenty-four years of investment management experience. Bill heads our fixed income trading area and is responsible for fixed income portfolio management. He is a graduate of Franklin University, and holds an MBA from The University of Dayton. As manager of The Monitor Ohio Tax Free Fund since its inception in 1988, Bill has a number of insights on the performance of the Fund and its particular investment niche:

  "For the fiscal year ended December 31, 1996, the total return of the Lehman Brothers State General Obligation Index was 4.59% while the total return of The Monitor Ohio Tax Free Fund was 3.48% for the trust share class and 3.2% for the investment share class. It should be mentioned, however, that this particular Lehman index is not subject to the portfolio maturity, geographic or credit quality restrictions of the Fund.

  The Ohio Tax Free Fund must have an average portfolio maturity of four to seven years, and may not purchase any security with a maturity of greater than 15 years. Furthermore, under normal market conditions, at least 80% of the Fund's net assets will be invested in Ohio tax-exempt securities which are rated in the top four categories or are of comparable quality.

  The Ohio Tax Free Fund has continued to be 100% invested in Ohio securities with no issue representing more than 5% of the portfolio. The overall credit quality of the Fund is AA. In 1997, we will seek to extend the average life out past six years by purchasing securities in the twelve to fifteen year range. This will be accomplished by selling securities maturing over the next two years and investing the excess cash position."

--------------------------------------------------------------------------------

Tax Note: Income distributions from this Fund will, under normal circumstances, be exempt from federal regular income taxation. However, these distributions may not be exempt from state and local income taxation, or from the federal Alternative Minimum Tax. Consult the prospectus and your tax advisor for more complete information regarding the income tax attributes of distributions from this Fund (as they relate to your specific financial circumstances).

                         INVESTMENT PERFORMANCE PROFILE

                               TOTAL RETURNS (%)
                             Period Ending 12/31/96

                             TRUST INVESTMENT
                            SHARES     SHARES
QTR                          1.86%     1.81%
1-Year Annualized            3.48%     3.20%
3-Year Annualized            3.93%     3.67%
5-Year Annualized            5.17%     4.90%
Annualized Since Incep.  10/18/88    5/1/91
                             5.98%     5.35%


                               PORTFOLIO PROFILE

  Net Assets ($ mil).............  $ 66.7
  Net Asset Value (Trust Shares).  $21.49
  30-Day SEC Yield (%)...........    3.98%
  Number of Issues...............     190
  Average Maturity (Yrs.)........     6.6
  Cash Reserves (%)..............       3%


  GROWTH OF $10,000 INVESTED IN THE MONITOR OHIOTAX-FREE FUND--INVESTMENT AND
                                  TRUST SHARES

  The graph below illustrates the hypothetical investment of $10,000 in The Fund -- Investment Shares from May 1, 1991 (commencement of operations) to December 31, 1996, compared to the Lehman Brothers State General Obligation Index ("LBSGO")+, Lehman Brothers 5 Year General Obligation Index ("LB5GO")+, Lipper Short Municipal Debt Fund Average ("LSMD")++, and the Lipper Intermediate Municipal Debt Fund Average ("LIMD")++ and The Fund--Trust Shares from October 18, 1988 (commencement of operations) to December 31, 1996, compared to the Lehman Brothers State General Obligation Index ("LBSGO")+, Lehman Brothers 5 Year General Obligation Index ("LB5GO")+, Lipper Short Municipal Debt Fund Average ("LSMD")++, and the Lipper Intermediate Municipal Debt Fund Average ("LIMD")++.

For explanation of indices, please refer to page 37.



                                      LOGO

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 Fixed Income Securities Fund                                As of 12/31/96
MANAGEMENT DISCUSSION & ANALYSIS

  Steve Geis, Vice President, joined the Huntington in 1988, and has served as our firm's senior fixed income manager. He is the manager of the Monitor Short Intermediate Fixed Income Securities Fund and the Monitor Fixed Income Securities Fund. Steve is a graduate of the College of Wooster, received his MBA from the University of Dayton, and his J.D. from Capital University. Here's what Steve has to say about the activity in the Fixed Income Securities Fund in 1996:

  "For the fiscal year ended 12/31/96, the Monitor Fixed Income Securities Fund (trust shares) had a total return of 2.56% compared with 2.9% for the Lehman Brothers Government Corporate Bond Index and 3.12% for the Lipper Intermediate Investment Grade Debt Fund Average. These comparisons are very close considering the fees of the Monitor Funds and the absence of those in an index.

  The year 1996 was certainly not a particularly good one for bond investors. However, interest rates did fall modestly during the fourth quarter and that was enough to erase the prior unrealized losses from nine months of rate increases. The Fund posted a small positive total return for the year. A more stable interest rate environment in 1997 would be a welcome relief from four straight years of dramatic "see-saw' volatility.

  As in the past, we continue to maintain a steady maturity posture and will add corporate bonds when yield spreads relative to Treasuries become attractive."

--------------------------------------------------------------------------------

                         INVESTMENT PERFORMANCE PROFILE

                               TOTAL RETURNS (%)
                             Period Ending 12/31/96

                          TRUST INVESTMENT
                         SHARES     SHARES
QTR                       2.90%     2.88%
1-Year Annualized         2.56%     2.32%
3-Year Annualized         4.88%     4.61%
5-Year Annualized         6.28%     6.01%
Annualized Since Incep.  7/3/89   5/1/91
                          7.72%     7.43%


                               PORTFOLIO PROFILE

  Net Assets ($ mil).............  $145.9
  Net Asset Value (Trust Shares).  $20.94
  30-Day SEC Yield (%)...........    5.72%
  Number of Issues...............     119
  Average Maturity (Yrs.)........     7.9
  Cash Reserves (%)..............       3%


   GROWTH OF $10,000 INVESTED IN THE MONITOR FIXED INCOME SECURITIES FUND --
                          INVESTMENT AND TRUST SHARES

  The graph below illustrates the hypothetical investment of $10,000 in The Fund--Investment Shares from May 1, 1991 (commencement of operations) to December 31, 1996, compared to the Lehman Brothers Government/Corporate Bond Index ("LBGCB")+ and the Lipper Intermediate Investment Grade Debt Fund Average ("LIIGDF")++ and The Fund--Trust Shares from July 3, 1989 (commencement of operations) to December 31, 1996, compared to the Lehman Brothers Government/Corporate Bond Index ("LBGCB")+ and the Lipper Intermediate Investment Grade Debt Fund Average ("LIIGDF")++

For explanation of indices, please refer to page 37.


                                      LOGO

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
                                      LOGO

 Mortgage Securities Fund_____________________________________As of 12/31/96
MANAGEMENT DISCUSSION & ANALYSIS

  The Monitor Mortgage Securities Fund is sub-advised by Piper Capital Management of Minneapolis, Minnesota. Worth Bruntjen and Bruce Salvog actively manage the Fund on behalf of Huntington Trust. Worth joined Piper Capital Management in 1988 and has managed the Fund since its inception. Bruce is a graduate of Harvard University, and heads up the Piper Capital Management Core Fixed Income Team.

  "The Monitor Mortgage Securities Fund (trust shares) had a total return of 6.6% for the year ended 12/31/96 as included in the Financial Statements. This compares with the Lehman Mortgage Securities Index return of 5.35% for the full year. High volatility continued to characterize the fixed income market in 1996, as long Treasuries made a near round-trip from 5.90% in January, to 7.20% in July and back to 6.30% in November, then higher in December to close at 6.6%. While volatility has been with us for several years, its sources appear to have shifted. The bond market seems to lack sponsorship and bond mutual funds have not, in the aggregate, received positive investment flows since 1993.

  The duration, structure and sector strategies of the Fund performed reasonably well during the year. Our defensive duration strategy, adopted early in the year, aided the relative performance, but has had a modest impact since we adopted a neutral posture in the spring.

  Over a twelve month horizon, bonds appear to represent reasonable value given the economic backdrop. However, the near term risk to the market is an unexpected bounce in economic growth that may rekindle inflationary expectations in an economy which is operating near full employment. We are maintaining a neutral to slightly defensive duration strategy. As we go forward, we look to add to the Treasury component of the Fund (currently 6% of the portfolio) in order to protect against the tendency for mortgage securities to underperform when interest rates decline as a result of heightened prepayment risks."

                         INVESTMENT PERFORMANCE PROFILE

                               TOTAL RETURNS (%)
                             Period Ending 12/31/96

                          TRUST INVESTMENT
                         SHARES     SHARES
QTR                       2.76%     2.58%
1-Year Annualized         6.56%     6.25%
3-Year Annualized         1.75%     1.60%
Annualized Since Incep.  6/2/92   6/2/92
                          5.88%     5.69%


                               PORTFOLIO PROFILE

  Net Assets ($ mil).............. $41.2
  Net Asset Value (Trust Shares).. $8.06
  30-Day SEC Yield (%)............  6.59%
  Number of Issues................    33
  Cash Reserves (%)...............   5.6%


GROWTH OF $10,000 INVESTED IN THE MONITOR MORTGAGE SECURITIES FUND --INVESTMENT
                                AND TRUST SHARES

  The graph below illustrates the hypothetical investment of $10,000 in The Fund--Trust and Investment Shares from June 2, 1992 (commencement of operations) to December 31, 1996, compared to the Merrill Lynch 3-5 Year U.S. Treasury Index ("ML3-5YUST")+, Lipper U.S. Mortgage Fund Average ("LUSMF")++ and the Lehman Mortgage-Backed Index ("LMI")+.

For explanation of indices, please refer to page 37.


                                      LOGO

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 Short/Intermediate Fixed Income Securities Fund             As of 12/31/96
MANAGEMENT DISCUSSION & ANALYSIS

  Steve Geis, Vice President, joined the Huntington in 1988, and has served as our firm's senior fixed income manager. He is the manager of the Monitor Short Intermediate Fixed Income Securities Fund and the Monitor Fixed Income Securities Fund. Steve is a graduate of the College of Wooster, received his MBA from the University of Dayton, and his J.D. from Capital University. Here's what Steve has to say about the activity in the Short/Intermediate Fixed Income Securities Fund in 1996:

  "For the fiscal year ended 12/31/96, the Monitor Short/Intermediate Fixed Income Securities Fund's total return was 4.08%. This compares with 4.64% for the Lipper Short Term Investment Grade Debt Fund Index; 4.47% for the Merrill Lynch 1-5 Year Composite Treasury Index, and 4.05% for the Lehman Intermediate Government/Corporate Index. Given the fees applicable to the Monitor Fund, these are very close comparisons.

  Investors in shorter term bonds and bond mutual funds had a better 1996 than those in longer maturity bonds because interest rates rose fairly dramatically during the first nine months of the year and only fell modestly over the fourth quarter. Looking forward, we propose to move the average maturity of the Fund out to the 3.5 year area. We will do that by trading short-term corporates for five year maturities. Obviously, we are hoping for a more stable rate environment in 1997 and we plan to increase the overall corporate exposure to enhance yields should the opportunities present themselves."

--------------------------------------------------------------------------------

                         INVESTMENT PERFORMANCE PROFILE

                               TOTAL RETURNS (%)
                             Period Ending 12/31/96

                                  TRUST SHARES
QTR                                   2.10%
1-Year Annualized                     4.08%
3-Year Annualized                     5.15%
5-Year Annualized                     5.82%
Annualized Since Incep. (7/3/89)      7.31%


                               PORTFOLIO PROFILE

  Net Assets ($ mil).............  $125.5
  Net Asset Value (Trust Shares).  $19.96
  30-Day SEC Yield (%)...........    5.26%
  Number of Issues...............      84
  Average Maturity (Yrs.)........     2.8
  Cash Reserves (%)..............       3%


   GROWTH OF $10,000 INVESTED IN THE MONITOR SHORT/INTERMEDIATE FIXED INCOME
                         SECURITIES FUND--TRUST SHARES

  The graph below illustrates the hypothetical investment of $10,000 in The Fund--Trust Shares from July 3, 1989 (commencement of operations) to December 31, 1996, compared to the Lehman Intermediate Government/Corporate Index ("LIGC")+ and the Merrill Lynch 1-5 Year Composite Treasury Index ("ML1-5YCT")+ and the Merrill Lynch 1-5 Year Government/Corporate Index (MLI-5YGC)+ and the Lipper Short-Term Investment Grade Debt Fund Average ("LSTIGDF")++.

For explanation of indices, please refer to page 37.



                                      LOGO

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
                                      LOGO

 Portfolios of Investments
                                           ------------------------------------
THE MONITOR MONEY MARKET FUND              December 31, 1996
--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                         VALUE
-----------------------------------------------
 (A) COMMERCIAL PAPER - 88.4%
-----------------------------------------------
 AGRICULTURE - 2.3%
     $10,000,000  Cargill Inc.,
                   5.25-5.28%,
                   01/23/97-
                   02/10/97          $9,954,700
-----------------------------------------------
 AUTOMOTIVE - 2.3%
      10,000,000  Daimler Benz
                   North America
                   Corp., 5.30-
                   5.32%,
                   02/06/97-
                   03/03/97           9,928,428
-----------------------------------------------
 BANKING - 5.7%
      10,000,000  National City
                   Credit Corp.,
                   5.35-5.39%,
                   03/21/97-
                   03/31/97           9,874,728
      10,000,000  Toronto Dominion
                   Holdings, 5.24-
                   5.34%,
                   02/11/97-
                   03/19/97           9,913,053
       5,000,000  U S Central
                   Credit Union,
                   5.29%, 01/21/97    4,985,306
-----------------------------------------------
                                     24,773,087
-----------------------------------------------
 BANKING & FINANCE - 6.9%
      10,000,000  American Express
                   Credit Corp.,
                   5.36-5.42%,
                   01/14/97-
                   3/26/97           10,000,000
      15,000,000  Ford Motor
                   Credit Corp.,
                   5.28-5.36%,
                   01/27/97-
                   02/04/97          14,975,067
       5,000,000  Xerox Credit
                   Corp., 5.42%,
                   02/07/97           4,972,147
-----------------------------------------------
                                     29,947,214
-----------------------------------------------
 CHEMICALS - 3.4%
       5,000,000  Akzo Nobel Inc.,
                   5.35%, 03/06/97    4,952,444
      10,000,000  du Pont (E. I.)
                   de Nemours &
                   Co., 5.25-
                   5.29%, 02/13/97    9,937,053
-----------------------------------------------
                                     14,889,497
-----------------------------------------------
 CONSUMER PRODUCTS - 2.3%
       5,000,000  Pacific Dunlop
                   Ltd., 5.32%,
                   02/21/97           4,962,317
       5,000,000  Proctor & Gamble
                   Corp., 5.25%,
                   02/03/97           4,975,938
-----------------------------------------------
                                      9,938,255
-----------------------------------------------
 ELECTRONICS - 9.8%
       5,000,000  Electronic Data
                   System, 5.43%,
                   03/21/97           4,940,421
      10,500,000  Lucent
                   Technologies,
                   5.23%,
                   02/04/97-
                   02/19/97          10,437,240
      13,000,000  Sharp
                   Electronics,
                   5.31-5.40%,
                   01/10/97-
                   03/14/97          12,935,380
       5,000,000  Siemens Corp.,
                   5.28%, 01/06/97    4,996,333
       5,000,000  Sony Capital
                   Corp., 5.32%,
                   01/13/97           4,991,133
       5,000,000  Xerox Corp.,
                   5.30%, 01/07/97    4,995,583
-----------------------------------------------
                                     43,296,090
-----------------------------------------------
 ENTERTAINMENT - 2.3%
      10,000,000  Walt Disney
                   Inc., 5.25-
                   5.28%,
                   02/14/97-
                   02/26/97           9,926,900
-----------------------------------------------
 FINANCIAL - 4.6%
      10,000,000  Daiwa America,
                   5.70%, 01/22/97    9,966,750
       5,000,000  Goldman Sachs
                   Co., 5.28%,
                   02/05/97           4,974,333
       5,000,000  Morgan Stanley
                   Group Inc.,
                   5.32%, 01/17/97    4,988,178
-----------------------------------------------
                                     19,929,261
-----------------------------------------------
 FOOD & BEVERAGE - 5.0%
      12,000,000  Anheuser Busch
                   Co., 5.22-
                   6.25%,
                   01/02/97-
                   01/13/97          11,990,085
      10,000,000  Coca Cola Co.,
                   5.23-5.25%,
                   02/14/97-
                   02/21/97           9,930,852
-----------------------------------------------
                                     21,920,937
-----------------------------------------------

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                             VALUE
---------------------------------------------------
 FOOD PRODUCTS - 5.7%
     $10,000,000  Golden Peanut
                   Co., 5.32%,
                   01/02/97              $9,998,522
      10,000,000  Nestle Capital
                   Corp., 5.23-
                   5.25%,
                   01/16/97-
                   04/07/97               9,919,104
       5,000,000  Sara Lee Corp.,
                   5.35%, 03/27/97        4,936,840
---------------------------------------------------
                                         24,854,466
---------------------------------------------------
 FUNDING CORP - 2.3%
      10,000,000  Corporate Asset
                   Funding Corp.,
                   5.28%, 01/23/97        9,967,733
---------------------------------------------------
 INSURANCE - 5.7%
      10,000,000  A.I. Credit
                   Corp., 5.27%,
                   01/06/97-
                   01/15/97               9,986,093
       5,000,000  Met Life Funding
                   Corp., 5.26%,
                   02/24/97               4,960,550
      10,000,000  USAA Capital
                   Corp., 5.28-
                   5.29%,
                   01/08/97-
                   03/06/97               9,947,924
---------------------------------------------------
                                         24,894,567
---------------------------------------------------
 LUMBER & WOOD PRODUCTS - 2.3%
      10,000,000  Weyerhauser Co.,
                   5.27-5.30%,
                   01/24/97-
                   02/07/97               9,955,929
---------------------------------------------------
 OIL & OIL FINANCE - 2.3%
      10,000,000  Shell Oil Co.,
                   6.40%, 01/02/97        9,998,222
---------------------------------------------------
 PHARMACEUTICALS - 5.1%
      10,000,000  Eli Lilly Co.,
                   5.25-5.28%,
                   02/07/97-
                   02/24/97               9,933,492
       6,548,000  Schering Corp.,
                   5.28%, 02/11/97        6,508,625
       6,000,000  Unilever Capital
                   Corp., 5.31%,
                   03/18/97               5,932,740
---------------------------------------------------
                                         22,374,857
---------------------------------------------------
 PRINTING & PUBLISHING - 2.7%
       6,925,000  McGraw Hill,
                   5.31%, 01/07/97        6,918,871
       5,000,000  R.R. Donnelly &
                   Sons, 5.28%,
                   02/18/97               4,964,800
---------------------------------------------------
                                         11,883,671
---------------------------------------------------
 (H) SOVEREIGN GOVERNMENT - 2.3%
      10,000,000  Wool
                   International,
                   5.25-5.28%,
                   01/13/97-
                   02/12/97               9,947,375
---------------------------------------------------
 TECHNOLOGY - 4.6%
      10,000,000  IBM Corp., 5.28-
                   5.30%,
                   01/21/97-
                   01/24/97               9,968,402
      10,000,000  Motorola Inc.,
                   5.23%,
                   02/11/97-
                   02/20/97               9,933,899
---------------------------------------------------
                                         19,902,301
---------------------------------------------------
 TELECOMMUNICATIONS - 9.6%
       5,000,000  A T & T Corp.,
                   5.30%, 04/08/97        4,928,597
      10,000,000  Ameritech Corp.,
                   5.27%,
                   02/24/97-
                   03/20/97               9,903,383
      10,000,000  Bellsouth
                   Telecommunications,
                   5.32-5.45%,
                   02/12/97-
                   03/13/97               9,915,747
       7,000,000  Bellsouth
                   Capital
                   Funding, 5.29%,
                   01/22/97               6,978,399
       5,000,000  SBC
                   Communication
                   Capital, 5.54%,
                   01/30/97               4,977,686
       5,000,000  Southwestern
                   Bell Telephone,
                   5.30%, 01/28/97        4,980,125
---------------------------------------------------
                                         41,683,937
---------------------------------------------------

                                           ------------------------------------
THE MONITOR MONEY MARKET FUND              (Continued)
                                                               ----------------
THE MONITOR OHIO MUNICIPAL MONEY MARKET FUND                   December 31,
                                                               1996
--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                          VALUE
------------------------------------------------
 TOBACCO - 1.2%
     $5,105,000   Philip Morris
                   Companies,
                   Inc., 5.28%,
                   01/15/97           $5,094,518
------------------------------------------------
 TOTAL COMMERCIAL PAPER (AT AMOR-
 TIZED COST)                         385,061,945
------------------------------------------------
 GOVERNMENT AGENCIES - 1.1%
      5,000,000   Student Loan
                   Marketing
                   Association,
                   Weekly VRDNs        5,000,000
------------------------------------------------

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                           VALUE
----------------------------------------------------
 (B) REPURCHASE AGREEMENTS - 10.8%
----------------------------------------------------
     $46,902,300  Morgan Stanley &
                   Co., dated
                   12/31/96,
                   6.25%, due
                   01/02/97,
                   repurchase
                   price
                   $46,910,443
                   (collateralized
                   by US T-Note
                   obligations,
                   total par value
                   $39,930,000,
                   8.125%,
                   08/15/21; total
                   market value
                   $47,585,330)       $46,902,300
----------------------------------------------------
 TOTAL INVESTMENTS (AT AMORTIZED
 COST)                               $436,964,245(C)
----------------------------------------------------

See Notes to Portfolios of Investments.

-------------------------------------------------------------------------------
 PRINCIPAL
 AMOUNT                                                                   VALUE
-------------------------------------------------------------------------------
 OHIO - 96.7%
  $760,000 Berea City, OH, BANs, 4.09%, 07/10/1997                     $760,285
-------------------------------------------------------------------------------
   465,000 Berea, OH, BANs, 4.10%, 10/23/1997                           465,871
-------------------------------------------------------------------------------
 1,535,000 Brecksville, OH, BANs, 4.05%, 07/30/1997                   1,536,306
-------------------------------------------------------------------------------
 1,100,000 Butler County, OH, BANs, 4.25%, 10/23/1997                 1,103,321
-------------------------------------------------------------------------------
 1,965,000 Centerville, OH, Weekly VRDNs, (Bethany Village)/(PNC
            Bank OH LOC)                                              1,965,000
-------------------------------------------------------------------------------
 1,300,000 Cincinnati Hamilton, OH, Student Loan Funding Corp.,
            Weekly VRDNs, (Series 1983A)/(Bank of America LOC)        1,300,000
-------------------------------------------------------------------------------
 2,000,000 Cincinnati, OH, City School District, (Series C) /(Fifth
            Third Bank LOC), 5.41%, 07/10/1997                        2,018,503
-------------------------------------------------------------------------------
 3,302,000 Cleremont County, OH, Hospital Facilities, Daily VRDNs,
            (Mercy Health Care System)/(MBIA Insured)                 3,302,000
-------------------------------------------------------------------------------
 4,000,000 Columbus, OH, Weekly VRDNs, (West Deutsche Landesbank
            LOC)                                                      4,000,000
-------------------------------------------------------------------------------
 4,900,000 Columbus, OH, Electric System Revenue, Weekly VRDNs,
            (Union Bank Of Switzerland LOC)                           4,900,000
-------------------------------------------------------------------------------
 6,200,000 Columbus, OH, Sewer System Revenue Bonds, Weekly VRDNs,
            (Series 1994)                                             6,200,000
-------------------------------------------------------------------------------
   805,000 Cuyahoga County, OH, (Cleveland Neighborhood), 3.90%,
            06/01/1997                                                  805,000
-------------------------------------------------------------------------------
 2,000,000 Cuyahoga County, OH, HRB, Weekly VRDNs, (Cleveland
            Clinic)/(Series B)                                        2,000,000
-------------------------------------------------------------------------------
   600,000 Cuyahoga County, OH, HRB, Daily VRDNs, (University
            Hospital Cleveland)/(Dai-Ichi Kangyo Bank Ltd. LOC)         600,000
-------------------------------------------------------------------------------
 2,000,000 Cuyahoga County, OH, HRB, Weekly VRDNs,(Cleveland
            Clinic)/(Series 1996A)/(Morgan Guaranty LOC)              2,000,000
-------------------------------------------------------------------------------
 1,400,000 Cuyahoga County, OH, IDA, Weekly VRDNs, (Allen Group
            Inc.)/(Dresdner Bank AG, NY LOC)                          1,400,000
-------------------------------------------------------------------------------
   700,000 Cuyahoga County, OH, IDR, (Fogg Centax, 11
            Project)/(Equitable Federal LOC), 3.90%, 01/01/1997         700,000
-------------------------------------------------------------------------------
   320,000 Cuyahoga County, OH, IDR, (Fogg Centax, 11
            Project)/(Equitable Federal LOC), 3.75%, 07/01/1997         320,000
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 PRINCIPAL
 AMOUNT                                                                   VALUE
-------------------------------------------------------------------------------
 OHIO (CONTINUED)
 $4,650,000 Cuyahoga County, OH, IDR, Weekly VRDNs, (Edgecomb
             Metals)/(Banque Nationale De Paris LOC)                 $4,650,000
-------------------------------------------------------------------------------
    800,000 Delaware County, OH, IDR Weekly VRDNs, (Radiation
             Sterilizers)/(Well Fargo LOC)                              800,000
-------------------------------------------------------------------------------
  1,775,000 Dover, OH, BANs, 4.35%, 09/11/1997                        1,778,113
-------------------------------------------------------------------------------
  1,500,000 Dublin, OH, City School District, 4.00%, 06/10/1997       1,503,242
-------------------------------------------------------------------------------
  1,000,000 Elyria, OH, BANs, 4.20%, 09/25/1997                       1,001,380
-------------------------------------------------------------------------------
  1,600,000 Evendale, OH, IDR, Weekly VRDNs, (Shaver Real
             Estate)/(ABN AMRO Bank LOC)                              1,600,000
-------------------------------------------------------------------------------
  1,000,000 Forest Hills, OH, Local School District, BANs, 4.21%,
             06/17/1997                                               1,002,980
-------------------------------------------------------------------------------
  2,000,000 Franklin County, OH, HRB, Weekly VRDNs, (Series
             1996)/(Morgan Guaranty Trust New York LOC)               2,000,000
-------------------------------------------------------------------------------
  2,400,000 Franklin County, OH, HRB, Weekly VRDNs, (Fransiscan
             Sisters)/(Chase Manhattan Bank LOC)                      2,400,000
-------------------------------------------------------------------------------
  2,500,000 Franklin County, OH, HRB, Weekly VRDNs, (Holy Cross
             Hlth Systems)/(J.P. Morgan LOC)                          2,500,000
-------------------------------------------------------------------------------
  1,200,000 Franklin County, OH, HRB, Weekly VRDNs, (Childrens
             Hospital)/(Banc One SPA)                                 1,200,000
-------------------------------------------------------------------------------
    750,000 Franklin County, OH, IDR, Daily VRDNs, (Columbus
             College Art Design)/(Bank One LOC)                         750,000
-------------------------------------------------------------------------------
  1,500,000 Franklin County, OH, Weekly VRDNs, (Dominican
             Sisters)/(Fifth Third Bank LOC)                          1,500,000
-------------------------------------------------------------------------------
    700,000 Hamilton County, OH, Health Care System, Weekly VRDNs,
             (West Park)                                                700,000
-------------------------------------------------------------------------------
  1,000,000 Hamilton County, OH, BANs, (Series A), 4.00%,
             04/10/1997                                               1,001,271
-------------------------------------------------------------------------------
  1,100,000 Hamilton County, OH, Daily VRDNs, (Automated Data
             Processing Co.)                                          1,100,000
-------------------------------------------------------------------------------
  4,700,000 Hamilton County, OH, Health Systems, Daily VRDNs,
             (Franciscan Sisters)/(Sumitomo Bank LOC)                 4,700,000
-------------------------------------------------------------------------------

 Portfolio of Investments
                                                               ----------------
THE MONITOR OHIO MUNICIPAL MONEY MARKET FUND                   (Continued)

------------------------------------------------------------------------------
 PRINCIPAL
 AMOUNT                                                                  VALUE
------------------------------------------------------------------------------
 OHIO (CONTINUED)
 $1,000,000 Highland Heights, OH, BANs, 3.97%, 12/18/1997           $1,002,040
------------------------------------------------------------------------------
  1,000,000 Hilliard, OH, BANs, 4.40%, 09/18/1997                    1,002,758
------------------------------------------------------------------------------
    400,000 Hilliard, OH, BANs, 4.00%, 04/10/1997                      400,312
------------------------------------------------------------------------------
  1,490,000 Lakota, OH, Local School District, 4.10%, 06/12/1997     1,492,343
------------------------------------------------------------------------------
  1,000,000 Lorain County, OH, Public Improvement, 4.40%,
             09/19/1997                                              1,002,697
------------------------------------------------------------------------------
  1,885,000 Lorain County, OH, Hospital, Weekly VRDNs, (Elyria
             United Methodist)/(Key Bank LOC)                        1,885,000
------------------------------------------------------------------------------
    965,000 Mahoning County, OH, Daily VRDNs, (Series
             1992)/(Copland Oaks)/(Bank One LOC)                       965,000
------------------------------------------------------------------------------
  1,000,000 Marion County, OH, Daily VRDNs, (Bank One LOC)           1,000,000
------------------------------------------------------------------------------
  1,000,000 Montgomery County, OH, Miami Valley Hospital, (Series
             B)/(Northern Trust LOC), 3.60%, 01/22/1997              1,000,000
------------------------------------------------------------------------------
    500,000 Moreland Hills, OH, BANs, 3.95%, 12/17/1997                501,157
------------------------------------------------------------------------------
  1,000,000 Morrow County, OH, Daily VRDNs, (Field
             Container)/(American National Bank LOC)                 1,000,000
------------------------------------------------------------------------------
  1,000,000 Ohio School District, Cash Flow Borrowing Program,
             BANs, (Series B), 4.53%, 06/30/1997                     1,002,591
------------------------------------------------------------------------------
  1,000,000 Ohio State Air Quality, 3.55%, 02/06/1997                1,000,000
------------------------------------------------------------------------------
  3,200,000 Ohio State Air Quality, Development Authority, Daily,
             VRDNs, (Mead Corp.)/(Deutsche Bank LOC)                 3,200,000
------------------------------------------------------------------------------
  2,500,000 Ohio State Air Quality, Cleveland Electric, (FGIC
             Insured), 3.45%, 02/04/1997                             2,500,000
------------------------------------------------------------------------------
  3,400,000 Ohio State Development Authority, Daily VRDNs, (Mead
             Corp.)/(Swiss bank LOC)                                 3,400,000
------------------------------------------------------------------------------
  3,200,000 Ohio State Environmental Improvement, Weekly VRDNs,
             (USX Corp.)/(Sanwa Bank LOC)                            3,200,000
------------------------------------------------------------------------------
  3,200,000 Ohio State Higher Ed. Facility, Daily VRDNs, (Oberlin
             College)/(Morgan Guaranty Trust LOC)                    3,200,000
------------------------------------------------------------------------------
  1,000,000 Ohio State Higher Ed. Facility, Weekly VRDNs, (Mt.
             Vernon Nazarene College)/(National City Bank LOC)       1,000,000
------------------------------------------------------------------------------
  3,515,000 Ohio State University, Daily VRDNs, (Series 1986B)/
             (National Westminster Bank PLC LOC)                     3,515,000
------------------------------------------------------------------------------
  2,040,000 Ohio State University, Weekly VRDNs, (Series
             1985B)/(National Westminster Bank PLC LOC)              2,040,000
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 PRINCIPAL
 AMOUNT                                                                VALUE
-------------------------------------------------------------------------------
 OHIO (CONTINUED)
 $2,775,000 Ohio State University, Weekly VRDNs, (Series
             1992B)                                               $2,775,000
-------------------------------------------------------------------------------
  2,300,000 Ohio State Water Dev. Authority, Daily VRDNs,
             (American Honda)/(Industrial Bank of Japan Ltd.
             LOC)                                                  2,300,000
-------------------------------------------------------------------------------
  1,000,000 Ottawa County, OH, BANs, 3.98%, 04/09/1997             1,000,590
-------------------------------------------------------------------------------
  4,610,000 Sharonville, OH, IDR, Weekly VRDNs, (Edgecomb
             Metals)/(Banque Nationale De Paris LOC)               4,610,000
-------------------------------------------------------------------------------
  1,000,000 Solon, OH, School District, BANs, (Series 2),
             4.00%, 04/15/1997                                     1,001,508
-------------------------------------------------------------------------------
  1,000,000 Stark County, OH, BANs, (Series 96), 4.10%,
             10/16/1997                                            1,001,707
-------------------------------------------------------------------------------
  1,000,000 Stark County, OH, BANs, 4.12%, 06/19/1997              1,001,005
-------------------------------------------------------------------------------
  1,000,000 Strongsville City, OH, BANs, 3.90%, 12/18/1997         1,002,321
-------------------------------------------------------------------------------
  2,100,000 Summit County, OH, IDR, Monthly VRDNs,
             (Petrarca/Cedarwood)/(Firemans Newark Insured)        2,100,000
-------------------------------------------------------------------------------
    400,000 Talawanda, OH, Local School District, BANs, 4.70%,
             04/03/1997                                              400,905
-------------------------------------------------------------------------------
  1,800,000 Toledo-Lucas County, OH, (CSX Corp.)/(Bank of Nova
             Scotia LOC), 3.50%, 02/10/1997                        1,800,000
-------------------------------------------------------------------------------
  1,000,000 University of Cincinnati, OH, BANs, (Series AA),
             3.89%, 03/20/1997                                     1,000,643
-------------------------------------------------------------------------------
  1,000,000 University of Cincinnati, OH, BANs, 3.75%,
             03/20/1997                                            1,000,924
-------------------------------------------------------------------------------
  1,500,000 University of Cincinnati, OH, BANs, 4.25%,
             08/28/1997                                            1,503,854
-------------------------------------------------------------------------------
  1,000,000 Warren County, OH, IDR, Weekly VRDNs, (Pioneer
             Industrial)/(Bank of Tokyo-Mitsubishi Bank LOC)       1,000,000
-------------------------------------------------------------------------------
  1,400,000 Willoughby, OH, GO, BANs, 3.75%, 01/30/1997            1,400,264
-------------------------------------------------------------------------------
    700,000 Wooster, OH, IDR, Weekly VRDNs, (Allen
             Group)/(Dresdner Bank LOC)                              700,000
-------------------------------------------------------------------------------
 TOTAL OHIO (AT AMORTIZED COST)                                  126,470,891
-------------------------------------------------------------------------------
 PUERTO RICO - 2.6%
  3,340,000 Puerto Rico Government Development Bank, 3.40%,
             01/14/1997                                            3,340,000
-------------------------------------------------------------------------------
 OTHER - .7%
    856,000 Nuveen Tax-Exempt Money Market Fund, Inc.                856,000
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS (AT AMORTIZED COST)                           130,666,891(C)
-------------------------------------------------------------------------------

See Notes to Portfolios of Investments.

                                                             ------------------
THE MONITOR U.S. TREASURY MONEY MARKET FUND                  December 31, 1996

---------------------------------------
 PRINCIPAL
 AMOUNT                           VALUE
---------------------------------------
 U.S. TREASURY BILLS - 48.3%
---------------------------------------
   $15,000,000 05/01/1997   $14,748,500
---------------------------------------
    10,000,000 05/15/1997     9,812,772
---------------------------------------
    20,000,000 03/20/1997    19,781,817
---------------------------------------
    10,000,000 05/01/1997     9,832,000
---------------------------------------
    20,000,000 02/27/1997    19,840,242
---------------------------------------
    10,000,000 04/24/1997     9,841,486
---------------------------------------
    10,000,000 01/23/1997     9,969,108
---------------------------------------
    10,000,000 03/06/1997     9,909,867
---------------------------------------
    20,000,000 04/10/1997    19,721,150
---------------------------------------
    10,000,000 04/03/1997     9,870,178
---------------------------------------
    20,000,000 04/17/1997    19,701,139
---------------------------------------
    20,000,000 01/09/1997    19,977,333
---------------------------------------
    20,000,000 01/16/1997    19,957,417
---------------------------------------
    10,000,000 02/06/1997     9,948,200
---------------------------------------
    20,000,000 02/20/1997    19,855,556
---------------------------------------
    20,000,000 03/13/1997    19,793,706
---------------------------------------
    10,000,000 02/13/1997     9,936,454
---------------------------------------
 TOTAL U.S. TREASURY BILLS  252,496,925
---------------------------------------

 (D) REPURCHASE AGREEMENTS - 52.1%
--------------------------------------------
    25,000,000 A.G. Lanston &
                Co. Inc., dated
                12/30/96,
                5.90%, due
                01/06/1997
                repurchase
                price
                $25,028,681
                (collateralized
                by U.S.
                Treasury
                obligations,
                total par value
                $25,791,000,
                5.125%-7.25%,
                12/31/98-
                5/15/16; total
                market value
                $25,492,735)      25,000,000
    17,033,000 Daiwa Securities
                of America,
                Inc., dated
                12/31/96,
                6.73%, due
                01/02/1997
                repurchase
                price
                $17,039,368
                (collateralized
                by U.S.
                Treasury
                obligations,
                total par value
                $17,148,000,
                5.125%,
                04/30/98; total
                market value
                $17,408,177)      17,033,000
    60,000,000 Daiwa Securities
                of America,
                Inc., dated
                12/31/96,
                6.75%, due
                01/02/1997
                repurchase
                price
                $60,022,500
                (collateralized
                by U.S.
                Treasury
                obligations,
                total par value
                $61,116,000,
                6.125%-6.255%,
                04/30/01-
                03/31/98; total
                market value
                $61,112,690)      60,000,000
    20,000,000 Dean Witter
                Reynolds, Inc.,
                dated 12/31/96,
                5.35%, due
                01/07/1997
                repurchase
                price
                $20,020,806
                (collateralized
                by U.S.
                Treasury
                obligations,
                total par value
                $20,353,000,
                5.625%,
                06/30/97; total
                market value
                $20,384,802)      20,000,000

------------------------------------------------
 PRINCIPAL
 AMOUNT                                 VALUE
------------------------------------------------
 (D) REPURCHASE AGREEMENTS (CONTINUED)
------------------------------------------------
   $25,000,000 First Boston
                Corp., dated
                12/27/96,
                5.72%, due
                01/03/1997
                repurchase
                price
                $25,027,806
                (collateralized
                by U.S.
                Treasury
                obligations,
                total par value
                $26,282,000,
                6.25%,
                08/15/23; total
                market value
                $25,255,359)      $25,000,000
    15,000,000 Morgan Stanley &
                Co. Inc., dated
                12/31/96,
                5.65%, due
                01/07/1997
                repurchase
                price
                $15,016,479
                (collateralized
                by U.S.
                Treasury
                obligations,
                total par value
                $14,570,000,
                7.5%, 10/31/99;
                total market
                value
                $15,305,066)       15,000,000
    20,000,000 Nikko
                Securities,
                Inc., dated
                12/31/96,
                5.65%, due
                01/07/1997
                repurchase
                price
                $20,021,972
                (collateralized
                by U.S.
                Treasury
                obligations,
                total par value
                $18,630,000,
                7.25%,
                08/15/22; total
                market value
                $20,207,728)       20,000,000
    25,000,000 Nomura Bank
                Limited, dated
                12/26/96,
                5.60%, due
                01/02/1997
                repurchase
                price
                $25,027,222
                (collateralized
                by U.S.
                Treasury
                obligations,
                total par value
                $24,345,000,
                7.5%-7.75%,
                12/31/99-
                11/15/16; total
                market value
                $25,510,199)       25,000,000
    25,000,000 Sanwa Securities
                (USA) Co.,
                dated 12/30/96,
                5.70%, due
                01/06/1997
                repurchase
                price
                $20,027,708
                (collateralized
                by U.S.
                Treasury
                obligations,
                total par value
                $25,424,000,
                5.375%,
                11/30/97; total
                market value
                $25,492,711)       25,000,000
    20,000,000 Sanwa Securities
                (USA) Co.,
                dated 12/26/96,
                5.60%, due
                01/02/1997
                repurchase
                price
                $20,021,778
                (collateralized
                by U.S.
                Treasury
                obligations,
                total par value
                $21,296,000,
                5.43%,
                10/16/97; total
                market value
                $20,409,731)       20,000,000
    20,000,000 Smith Barney,
                Inc., dated
                12/27/96,
                5.65%, due
                01/03/1997
                repurchase
                price
                $20,021,972
                (collateralized
                by U.S.
                Treasury
                obligations,
                total par value
                $19,730,000,
                6.25%,
                07/31/98; total
                market value
                $20,372,163)       20,000,000
------------------------------------------------
 TOTAL REPURCHASE AGREEMENTS      272,033,000
------------------------------------------------
 TOTAL INVESTMENTS (AT AMORTIZED
 COST)                            524,529,925(C)
------------------------------------------------

See Notes to Portfolios of Investments.

                                  ---------------------------------------------
THE MONITOR GROWTH FUND           December 31, 1996
                                           ------------------------------------
THE MONITOR INCOME EQUITY FUND             December 31, 1996
--------------------------------------------------------------------------------

                                                   MARKET
 SHARES                                             VALUE
---------------------------------------------------------
 COMMON STOCK - 99.0%
---------------------------------------------------------
 BASIC INDUSTRY - .5%
   50,000 Worthington Industries, Inc.           $906,250
---------------------------------------------------------
 CAPITAL GOODS - 3.2%
   55,000 Boeing Co.                            5,850,625
---------------------------------------------------------
 CHEMICALS - 7.4%
  260,000 Hanna (M.A.) Co.                      5,687,500
    5,000 Millennium Chemicals, Inc.*              88,750
   16,600 Potash Corp.                          1,411,000
  100,000 Sigma Aldrich Corp.                   6,243,750
---------------------------------------------------------
                                               13,431,000
---------------------------------------------------------
 CONSUMER NON-DURABLES - 6.6%
  100,000 American Brands                       4,962,500
   70,000 Colgate-Palmolive Co.                 6,457,500
   70,000 Hanson PLC                              472,500
---------------------------------------------------------
                                               11,892,500
---------------------------------------------------------
 CONSUMER PRODUCTS - 15.3%
  170,000 American Greetings Corp.              4,823,750
  100,000 International Flavors & Fragrances    4,500,000
  168,750 Mattel, Inc.                          4,682,813
  106,300 Media General Cl. A                   3,215,575
  115,000 Newell Co.                            3,622,500
   94,000 Tambrands, Inc.                       3,842,250
   50,000 Wrigley Wm Jr Co.                     2,812,500
---------------------------------------------------------
                                               27,499,388
---------------------------------------------------------
 CONTAINERS & PACKAGING - 2.0%
  100,000 Avery Dennison Corp.                  3,537,500
---------------------------------------------------------
 ELECTRICAL EQUIPMENT - 6.1%
   40,000 Emerson Electric Co.                  3,870,000
   36,800 General Electric Co.                  3,638,600
   79,164 Hubbell, Inc.                         3,423,843
---------------------------------------------------------
                                               10,932,443
---------------------------------------------------------
 ENERGY - 7.0%
   95,000 Anadarko Petroleum                    6,151,250
   65,000 Schlumberger                          6,491,875
---------------------------------------------------------
                                               12,643,125
---------------------------------------------------------
 FINANCIAL - 3.3%
  105,000 American Express                      5,932,500
---------------------------------------------------------
 FOOD & BEVERAGE - 4.6%
   70,000 McDonald's Corp.                      3,167,500
  177,000 Pepsico, Inc.                         5,177,250
---------------------------------------------------------
                                                8,344,750
---------------------------------------------------------
 FOOD DISTRIBUTOR/SER. SYSTEM- 2.1%
  115,000 Sysco Corp.                           3,751,875
---------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES/PAR                                                        VALUE
------------------------------------------------------------------------
 HEALTH CARE - 2.3%
    90,000  Columbia/HCA Healthcare Corp.                     $3,667,500
     6,000  Medtronic, Inc.                                      408,000
------------------------------------------------------------------------
                                                               4,075,500
------------------------------------------------------------------------
 INDUSTRIAL PRODUCTS - 5.6%
    15,000  Illinois Tool Works, Inc.                          1,198,125
    75,000  Nordson Corp.                                      4,781,250
   240,000  RPM, Inc.                                          4,080,000
------------------------------------------------------------------------
                                                              10,059,375
------------------------------------------------------------------------
 INSURANCE - 5.3%
    33,500  American International Group                       3,626,375
    73,500  Cincinnati Financial Corp.                         4,768,313
     7,000  General Re Corp.                                   1,104,250
------------------------------------------------------------------------
                                                               9,498,938
------------------------------------------------------------------------
 PHARMACEUTICALS - 12.5%
   100,000  Abbott Laboratories                                5,075,000
    19,000  American Home Products Corp.                       1,113,875
    60,000  Merck & Co.                                        4,755,000
    75,000  Pfizer, Inc.                                       6,215,625
    31,000  Pharmacia & Upjohn, Inc.                           1,228,375
    65,000  Schering Plough Corp.                              4,208,750
------------------------------------------------------------------------
                                                              22,596,625
------------------------------------------------------------------------
 RETAIL - 6.0%
   115,000  Home Depot                                         5,764,375
    30,000  Kohl's Corp.*                                      1,177,500
    95,000  Walgreen                                           3,800,000
------------------------------------------------------------------------
                                                              10,741,875
------------------------------------------------------------------------
 TECHNOLOGY - 8.6%
   140,000  Automatic Data Processing, Inc.                    6,002,500
    13,000  Computer Sciences Corp.*                           1,067,625
   110,000  Electronics Data Systems Corp.                     4,757,500
    30,000  Hewlett-Packard Co.                                1,507,500
    35,000  Motorola, Inc.                                     2,148,125
------------------------------------------------------------------------
                                                              15,483,250
------------------------------------------------------------------------
 TELECOMMUNICATIONS - .5%
    33,000  Airtouch Communications, Inc.*                       833,250
------------------------------------------------------------------------
 TOBACCO - .1%
    17,500  Imperial Tobacco Group PLC*                          225,749
------------------------------------------------------------------------
 TOTAL COMMON STOCK - (IDENTIFIED COST,$127,342,144)         178,236,518
------------------------------------------------------------------------
 (E) COMMERCIAL PAPER - .9%
------------------------------------------------------------------------
 1,696,613  Prudential Funding Corp., 5.50%, 01/02/97 (at
             amortized cost)                                   1,696,613
------------------------------------------------------------------------
 TOTAL INVESTMENTS (IDENTIFIED COST $129,038,757)           $179,933,131
------------------------------------------------------------------------

See Notes to Portfolios of Investments.
--------------------------------------------------------------------------------

                                             MARKET
 SHARES                                       VALUE
---------------------------------------------------
 COMMON STOCK - 79.0%
---------------------------------------------------
 BANKING & FINANCE - 14.7%
    65,000 Chase Manhattan Corp.         $5,801,250
   120,000 CoreStates Financial Corp.     6,225,000
   100,000 Fleet Financial Group, Inc.    4,987,500

--------------------------------------------------------------------------------

                                      MARKET
 SHARES                                VALUE
--------------------------------------------
 BANKING & FINANCE (CONTINUED)
    100,000 National City Corp.   $4,487,500
    110,000 Ohio Casualty Corp.    3,905,000
--------------------------------------------
                                  25,406,250
--------------------------------------------

                                           ------------------------------------
THE MONITOR INCOME EQUITY FUND             (Continued)
                                          -------------------------------------
THE MONITOR OHIO TAX-FREE FUND            December 31, 1996
--------------------------------------------------------------------------------

                                                  MARKET
 SHARES                                            VALUE
--------------------------------------------------------
 BASIC INDUSTRY - 8.9%
    40,000 duPont (E.I.) de Nemours & Co.     $3,775,000
   170,000 Monsanto Co.                        6,608,750
    90,000 PPG Industries, Inc.                5,051,250
--------------------------------------------------------
                                              15,435,000
--------------------------------------------------------
 BUSINESS SERVICES - 2.1%
   108,900 John H. Harland Co.                 3,593,700
--------------------------------------------------------
 CAPITAL GOODS - 3.1%
   105,000 Worthington Industries, Inc.        1,903,125
   172,400 Zero Corp.                          3,448,000
--------------------------------------------------------
                                               5,351,125
--------------------------------------------------------
 CONSUMER DURABLES - 1.8%
   100,000 Ford Motor Co.                      3,187,500
--------------------------------------------------------
 CONSUMER NON-DURABLES - 14.5%
    70,000 American Brands, Inc.               3,473,750
    80,000 American Home Products Corp.        4,690,000
    35,000 Bristol Myers Squibb Co.            3,806,250
    40,000 Clorox Co.                          4,015,000
   116,000 Pharmacia Upjohn, Inc.              4,596,500
   300,000 RJR Nabisco (Series C)              2,025,000
    60,000 Tambrands, Inc.                     2,452,500
--------------------------------------------------------
                                              25,059,000
--------------------------------------------------------
 ELECTRICAL EQUIPMENT - 3.1%
    54,000 General Electric Co.                5,339,250
--------------------------------------------------------
 ENERGY - 10.6%
    30,000 Atlantic Richfield Co.              3,975,000
    42,000 Exxon Corp.                         4,116,000
    25,000 Royal Dutch Petroleum Co. ADR       4,268,750
    60,000 Texaco, Inc.                        5,887,500
--------------------------------------------------------
                                              18,247,250
--------------------------------------------------------
 FINANCE-RETAIL - .8%
    50,000 Security Capital Industrial Pf B    1,362,500
--------------------------------------------------------
 REAL ESTATE INVESTMENT TRUSTS - 3.3%
    40,000 Cali Realty Corp.                   1,235,000
   100,000 National Health Properties, Inc.    2,425,000
    65,500 Simon DeBartolo Group, Inc.         2,030,500
--------------------------------------------------------
                                               5,690,500
--------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      MARKET
 SHARES/PAR                                                            VALUE
----------------------------------------------------------------------------
 TECHNOLOGY - 2.7%
    90,000  Xerox Corp.                                           $4,736,250
----------------------------------------------------------------------------
 TELECOMMUNICATIONS - 5.2%
    30,000  Bell Atlantic Corp.                                    1,942,500
   100,000  GTE Corp.                                              4,550,000
    30,000  Telecom of New Zealand Ltd. ADR                        2,430,000
----------------------------------------------------------------------------
                                                                   8,922,500
----------------------------------------------------------------------------
 UTILITIES - 8.2%
   200,000  DPL Inc.                                               4,900,000
   120,000  Ipalco Enterprises, Inc.                               3,270,000
    90,000  Peoples Energy Corp.                                   3,048,750
   110,000  Wisconsin Energy Corp.                                 2,956,250
----------------------------------------------------------------------------
                                                                  14,175,000
----------------------------------------------------------------------------
 TOTAL COMMON STOCK - (IDENTIFIED COST, $83,768,620)             136,505,825
----------------------------------------------------------------------------
 CORPORATE BONDS - 1.1%
 2,000,000  KeyCorp Institutional Capital
             (Series 144-A), 7.83%, 12/01/2026
             (identified cost $1,973,691)                          1,970,000
----------------------------------------------------------------------------
 U.S. TREASURIES - 12.0%
 4,000,000  United States Treasury Note, 6.75%, 06/30/1999         4,070,360
 8,000,000  United States Treasury Note, 7.75%, 02/15/2001         8,453,679
 6,700,000  United States Treasury Note, 8.88%, 08/15/2017         8,276,242
----------------------------------------------------------------------------
 TOTAL U.S. TREASURIES - (IDENTIFIED COST $20,312,355)            20,800,281
----------------------------------------------------------------------------
 (E) COMMERCIAL PAPER - 7.4%
 5,000,000  Commercial Credit Corp., 5.49%, 01/08/1997             5,000,000
 3,000,000  General Motors Acceptance Corp., 5.64%, 01/14/1997     3,000,000
 4,773,527  Prudential Funding Corp., 5.50%, 01/02/1997            4,773,527
----------------------------------------------------------------------------
 TOTAL COMMERCIAL PAPER - (AT AMORTIZED COST)                     12,773,527
----------------------------------------------------------------------------
 TOTAL INVESTMENTS (IDENTIFIED COST $118,828,193)                172,049,633
----------------------------------------------------------------------------

See Notes to Portfolios of Investments.
--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                     VALUE
---------------------------------------------------------------------------
 LONG TERM MUNICIPAL SECURITIES - 90.9%
---------------------------------------------------------------------------
 OHIO - 90.9%
  $500,000 Akron, OH, GO Bonds, 5.30%, 12/01/2011                  $490,625
---------------------------------------------------------------------------
   215,000 Alliance, OH, City School District, (AMBAC Insured),
            6.20%, 12/01/2001                                       232,200
---------------------------------------------------------------------------
   250,000 Archbold, OH, Local School District, (Prerefunded),
            12/1/98 (@102), 6.80% (g)                               267,813
---------------------------------------------------------------------------
   300,000 Aurora, OH, GO, City School District, (FGIC Insured),
            5.50%, 12/01/2007                                       313,500
---------------------------------------------------------------------------
   290,000 Aurora, OH, (Prerefunded), 12/1/99, (@102), 7.35% (g)    319,725
---------------------------------------------------------------------------
   280,000 Avon Lake, OH, Water System, (AMBAC Insured), 5.10%,
            10/01/2005                                              285,600
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                       VALUE
-----------------------------------------------------------------------------
 LONG TERM MUNICIPAL SECURITIES (CONTINUED)
-----------------------------------------------------------------------------
  $250,000 Beachwood, OH, City School District, 6.60%, 12/01/2004    $273,438
-----------------------------------------------------------------------------
   215,000 Bedford, OH, City School District, (Energy Conservation
            Improvement), 5.35%, 06/15/2002                           220,644
-----------------------------------------------------------------------------
   200,000 Bedford, OH, City School District, (Energy Conservation
            Improvement), 5.40%, 06/15/2003                           205,250
-----------------------------------------------------------------------------
   205,000 Berea, OH, GO, 6.95%, 12/01/1998                           216,019
-----------------------------------------------------------------------------
   250,000 Blue Ash, OH, GO, 6.50%, 11/01/1999                        265,313
-----------------------------------------------------------------------------
   230,000 Bowling Green, OH, City School District, (ETM), 6.90%,
            12/01/1998                                                242,075
-----------------------------------------------------------------------------

 Portfolio of Investments
                                          -------------------------------------
THE MONITOR OHIO TAX-FREE FUND            Continued
--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                         VALUE
-------------------------------------------------------------------------------
 LONG TERM MUNICIPAL SECURITIES (CONTINUED)
-------------------------------------------------------------------------------
  $250,000 Butler County, OH, Hospital Facility, (Middletown
            Hospital)/(FGIC Insured), 5.25%, 11/15/2000                $258,750
-------------------------------------------------------------------------------
   500,000 Butler County, OH, Sewer System Revenue Bonds, (AMBAC
            Insured), 4.80%, 12/01/1998                                 507,500
-------------------------------------------------------------------------------
   250,000 Centerville, OH, City School District, 6.63%, 12/01/1999     265,625
-------------------------------------------------------------------------------
   250,000 Cincinnati, OH, 6.75%, 12/01/2001                            276,250
-------------------------------------------------------------------------------
   250,000 Cincinnati, OH, Street Improvement, 7.00%, 12/01/1999        269,688
-------------------------------------------------------------------------------
   500,000 Cleveland Heights, OH, (Series B), 5.60%, 12/01/2002         528,750
-------------------------------------------------------------------------------
   200,000 Cleveland, OH, GO, (Series B)/(AMBAC Insured), 6.40%,
            10/01/2002                                                  219,250
-------------------------------------------------------------------------------
   500,000 Cleveland, OH, Public Power System, (Series B)/(MBIA
            Insured), 5.90%, 11/15/2001                                 532,500
-------------------------------------------------------------------------------
   200,000 Cleveland, OH, Regional Transit Authority, 4.85%,
            12/01/1998                                                  202,250
-------------------------------------------------------------------------------
   268,000 Columbus ,OH, GO, 5.70%, 07/15/2006                          274,365
-------------------------------------------------------------------------------
   250,000 Columbus, OH, (Prerefunded), 03/01/99 (@102), 7.00% (g)      269,375
-------------------------------------------------------------------------------
   270,000 Columbus, OH, (Series 2), 5.35%, 05/15/2003                  282,825
-------------------------------------------------------------------------------
   500,000 Columbus, OH, (Series B), 6.30%, 01/01/2005                  542,500
-------------------------------------------------------------------------------
   750,000 Columbus, OH, (Series C), 4.35%, 09/15/1998                  755,625
-------------------------------------------------------------------------------
   250,000 Columbus, OH, City School District, (FGIC Insured),
            5.05%, 12/01/2002                                           255,938
-------------------------------------------------------------------------------
   250,000 Columbus, OH, GO, 6.30%, 04/15/2003                          267,500
-------------------------------------------------------------------------------
   250,000 Copley/Fairlawn, OH, City School District, 5.15%,
            12/01/2001                                                  259,063
-------------------------------------------------------------------------------
   500,000 Cuyahoga County, OH, (Prerefunded), 1/1/99 (@102), 6.90%
            (g)                                                         543,125
-------------------------------------------------------------------------------
   250,000 Cuyahoga County, OH, (Prerefunded), 10/1/98 (@102), 7.00%
            (g)                                                         267,188
-------------------------------------------------------------------------------
   500,000 Cuyahoga County, OH, (Series B), 4.50%, 10/01/2000           503,125
-------------------------------------------------------------------------------
   500,000 Cuyahoga County, OH, GO, 5.20%, 11/15/2009                   500,000
-------------------------------------------------------------------------------
   200,000 Cuyahoga Falls, OH, GO, (MBIA Insured), 5.40%, 12/01/2006    208,500
-------------------------------------------------------------------------------
   400,000 Delaware, OH, GO, 5.40%, 11/01/2002                          410,500
-------------------------------------------------------------------------------
   250,000 Dover, OH, Electric System, (FGIC Insured), 5.50%,
            12/01/2007                                                  258,125
-------------------------------------------------------------------------------
   250,000 Dublin, OH, City School District, (FGIC Insured), 6.05%,
            12/01/2003                                                  271,875
-------------------------------------------------------------------------------
   250,000 Dublin, OH, City School District, (FGIC Insured), 6.15%,
            12/01/2004                                                  274,375
-------------------------------------------------------------------------------
   250,000 Eastlake, OH, GO, 5.00%, 12/01/2004                          248,750
-------------------------------------------------------------------------------
   420,000 Euclid, OH, GO, (Prerefunded), 12/1/99 (@102), 7.00% (g)     458,850
-------------------------------------------------------------------------------
   500,000 Euclid, OH, GO, 5.30%, 12/01/2007                            513,750
-------------------------------------------------------------------------------
   500,000 Euclid, OH, GO, 5.45%, 12/01/2008                            515,625
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                         VALUE
-------------------------------------------------------------------------------
 LONG TERM MUNICIPAL SECURITIES (CONTINUED)
-------------------------------------------------------------------------------
  $250,000 Euclid, OH, GO, 6.40%, 12/01/2004                           $272,813
-------------------------------------------------------------------------------
   245,000 Fairfield, OH, City School District, (FGIC Insured),
            5.65%, 12/01/2006                                           259,088
-------------------------------------------------------------------------------
   500,000 Findlay, OH, GO, 5.50%, 07/01/2008                           514,375
-------------------------------------------------------------------------------
   250,000 Findlay, OH, Sewer System Revenue Bonds, 5.20%,
            07/01/2006                                                  253,750
-------------------------------------------------------------------------------
   500,000 Franklin County, OH, (Children's Hospital)/(Series A),
            5.80%, 11/01/2010                                           514,375
-------------------------------------------------------------------------------
   500,000 Franklin County, OH, (Children's
            Hospital)/(Series A)/(Prerefunded), 11/1/01 (@102),
            6.40% (g)                                                   550,000
-------------------------------------------------------------------------------
   250,000 Franklin County, OH, (Children's Hospital)/(Series A),
            6.50%, 05/01/2007                                           272,188
-------------------------------------------------------------------------------
   285,000 Franklin County, OH, (Convention Authority)/(MBIA
            Insured), 5.50%, 12/01/2003                                 299,250
-------------------------------------------------------------------------------
   500,000 Franklin County, OH, 5.05%, 12/01/2005                       513,125
-------------------------------------------------------------------------------
   305,000 Franklin County, OH, GO, (MBIA Insured), 6.00%,
            09/01/2006                                                  332,450
-------------------------------------------------------------------------------
   500,000 Franklin County, OH, HRB, (Doctor's Hospital), 5.05%,
            12/01/1999                                                  505,000
-------------------------------------------------------------------------------
   550,000 Franklin County, OH, HRB, (Holy Cross Hospital)/(Series
            A), 7.20%, 06/01/2000                                       594,000
-------------------------------------------------------------------------------
   515,000 Gahanna, OH, GO, 5.25%, 06/01/2002                           532,381
-------------------------------------------------------------------------------
   580,000 Gahanna, OH, GO, 5.55%, 06/01/2005                           607,550
-------------------------------------------------------------------------------
   250,000 Gahanna, OH, (Series A)/(Prerefunded), 06/01/01 (@102),
            6.40% (g)                                                   273,438
-------------------------------------------------------------------------------
   250,000 Grandview Heights, OH, 7.10%, 12/01/2006                     275,938
-------------------------------------------------------------------------------
   250,000 Grandview Heights, OH, City School District, 5.40%,
            12/01/2005                                                  259,063
-------------------------------------------------------------------------------
   300,000 Greene County, OH, Water System, (Series A)/(FGIC
            Insured), 5.75%, 12/01/2009                                 317,250
-------------------------------------------------------------------------------
   300,000 Hamilton County, OH, (Museum Center), 5.95%, 12/01/2002      322,500
-------------------------------------------------------------------------------
 1,000,000 Hamilton County, OH, (Museum Center)/(Prerefunded),
            12/1/97
            (@103), 7.13% (g)                                         1,061,430
-------------------------------------------------------------------------------
   500,000 Hamilton County, OH, Children's Hospital, (BIG Insured),
            6.75%, 05/15/2002                                           515,935
-------------------------------------------------------------------------------
   500,000 Hamilton County, OH, Children's Hospital, (Series
            D)/(FGIC Insured), 4.90%, 05/15/2003                        506,250
-------------------------------------------------------------------------------
   250,000 Hamilton County, OH, Children's Hospital, (Series
            E)/(MBIA Insured), 4.60%, 05/15/2000                        252,813
-------------------------------------------------------------------------------
   500,000 Hamilton County, OH, Christ Hospital, (Series A)/(FGIC
            Insured), 6.50%, 01/01/2002                                 533,750
-------------------------------------------------------------------------------
   500,000 Hamilton County, OH, Hospital Facilities, (Episcopal
            Retirement)/(Fifth Third Bank LOC), 5.90%, 01/01/1999       516,875
-------------------------------------------------------------------------------
    95,000 Hamilton County, OH, Sewer System,
            (Series A)/(Prerefunded), 6/1/01 (@102), 6.30% (g)          102,838
-------------------------------------------------------------------------------
   195,000 Hamilton County, OH, Sewer System,
            (Series A)/(Prerefunded), 6/1/01 (@102), 6.40% (g)          213,281
-------------------------------------------------------------------------------

 Portfolio of Investments
                                          -------------------------------------
THE MONITOR OHIO TAX-FREE FUND            (Continued)
--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                         VALUE
-------------------------------------------------------------------------------
 LONG TERM MUNICIPAL SECURITIES (CONTINUED)
-------------------------------------------------------------------------------
  $155,000 Hamilton County, OH, Sewer System, (Series A), 6.30%,
            12/01/2001                                                 $166,431
-------------------------------------------------------------------------------
   305,000 Hamilton County, OH, Sewer System, (Series A), 6.40%,
            12/01/2003                                                  330,925
-------------------------------------------------------------------------------
   500,000 Hamilton County, OH, GO, 4.70%, 12/01/2004                   494,375
-------------------------------------------------------------------------------
   390,000 Hamilton, OH, Electric System Revenue Bonds, (Series
            A)/(FGIC Insured), 5.10%, 10/15/1999                        398,288
-------------------------------------------------------------------------------
   250,000 Hamilton, OH, Gas System, (Series A)/(MBIA Insured),
            4.40%, 10/15/2003                                           245,938
-------------------------------------------------------------------------------
   315,000 Hancock County, OH, GO, 5.20%, 12/01/2008                    316,181
-------------------------------------------------------------------------------
   250,000 Hilliard, OH, City School District, (AMBAC Insured),
            5.00%, 12/01/2003                                           256,563
-------------------------------------------------------------------------------
   500,000 Hilliard, OH, City School District, (Series A), 5.35%,
            12/01/2004                                                  516,250
-------------------------------------------------------------------------------
   170,000 Hilliard, OH, GO, 5.35%, 12/01/2006                          172,975
-------------------------------------------------------------------------------
   180,000 Hilliard, OH, GO, 5.50%, 12/01/2007                          187,200
-------------------------------------------------------------------------------
   230,000 Hilliard, OH, GO, 6.75%, 12/01/1998                          241,500
-------------------------------------------------------------------------------
   245,000 Indian Hill, OH, Water Works Revenue Bonds, 4.90%,
            06/01/2005                                                  247,756
-------------------------------------------------------------------------------
   500,000 Kent State University, OH, (MBIA Insured), 5.30%,
            05/01/2010                                                  498,125
-------------------------------------------------------------------------------
   585,000 Kettering, OH, GO, 5.05%, 12/01/2004                         592,313
-------------------------------------------------------------------------------
   255,000 Lakewood, OH, City School District, 5.05%, 12/01/2005        259,144
-------------------------------------------------------------------------------
   535,000 Lakewood, OH, GO, 5.85%, 12/01/2002                          573,788
-------------------------------------------------------------------------------
   250,000 Lakuta, OH, Local School District, (AMBAC Insured),
            6.40%, 12/01/2000                                           270,000
-------------------------------------------------------------------------------
   500,000 Lorain County, OH, Water Authority, (AMBAC Insured),
            4.95%, 10/01/2004                                           506,875
-------------------------------------------------------------------------------
   275,000 Lyndhurst, OH, (Prerefunded), 12/1/97 (@102), 7.40% (g)      289,765
-------------------------------------------------------------------------------
   200,000 Marysville, OH, Village School, (AMBAC Insured), 6.90%,
            12/01/2000                                                  218,500
-------------------------------------------------------------------------------
   300,000 Massillon, OH, City School District, (AMBAC Insured),
            4.80%, 12/01/2006                                           295,875
-------------------------------------------------------------------------------
   265,000 Mentor, OH, (Series A1), 6.80%, 12/01/1998                   278,250
-------------------------------------------------------------------------------
   250,000 Mentor, OH, Street Improvement, (Series 1991-A), 6.70%,
            12/01/2003                                                  270,000
-------------------------------------------------------------------------------
   500,000 Miami University, OH, 5.40%, 12/01/2005                      516,875
-------------------------------------------------------------------------------
   200,000 Miami Valley, OH, Regional Transit Authority, 5.10%,
            12/01/2001                                                  204,000
-------------------------------------------------------------------------------
   500,000 Montgomery County, OH, (Series A)/ (Prerefunded), 9/1/01,
            (@ 100), 6.45% (g)                                          541,875
-------------------------------------------------------------------------------
   500,000 Montgomery County, OH, (Series A)/ (Prerefunded), 9/1/01,
            (@ 100), 6.50% (g)                                          542,500
-------------------------------------------------------------------------------
   500,000 Montgomery County, OH, GO, 5.40%, 12/01/2011                 504,375
-------------------------------------------------------------------------------
   285,000 Montgomery County, OH, GO, 5.75%, 12/01/2006                 296,044
-------------------------------------------------------------------------------
   500,000 Montgomery County, OH, Miami Valley Hospital, (Series
            A)/(AMBAC Insured), 6.10%, 11/15/2002                       540,625
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                         VALUE
-------------------------------------------------------------------------------
 LONG TERM MUNICIPAL SECURITIES (CONTINUED)
-------------------------------------------------------------------------------
  $270,000 Montgomery, OH, GO, 5.60%, 12/01/2005                       $279,788
-------------------------------------------------------------------------------
   250,000 Muskingum County, OH, Bethesda Hospital Facility, (Connie
            Lee Insured), 5.35%, 12/01/2007                             255,938
-------------------------------------------------------------------------------
   500,000 Northeast, OH, Regional Sewer District, (AMBAC Insured),
            6.40%, 11/15/2003                                           548,750
-------------------------------------------------------------------------------
   250,000 Norwalk, OH, Water Work Systems, (Series 1996), 5.60%,
            04/01/2010                                                  256,563
-------------------------------------------------------------------------------
   235,000 Norwalk, OH, Water Works Systems, (Series 1996), 5.55%,
            04/01/2009                                                  242,050
-------------------------------------------------------------------------------
   500,000 Ohio Municipal Electric Generation Agency, (AMBAC
            Insured), 4.75%, 02/15/2000                                 506,875
-------------------------------------------------------------------------------
   500,000 Ohio State Building Authority, (Correction
            Facility)/(Series A), 6.50%, 10/01/2004                     540,625
-------------------------------------------------------------------------------
   250,000 Ohio State Building Authority, (Data Center)/(Series
            A)/(Prerefunded), 10/1/97 (@102), 7.10% (g)                 261,433
-------------------------------------------------------------------------------
   500,000 Ohio State Building Authority, (James Rhodes
            Center)/(Series A), 6.20%, 06/01/2004                       534,375
-------------------------------------------------------------------------------
   125,000 Ohio State Building Authority, (Series A)/ (Prerefunded),
            3/1/99 (@102), 7.25%(g)                                     135,469
-------------------------------------------------------------------------------
   125,000 Ohio State Building Authority, (Series H)/ (Prerefunded),
            8/1/99 (@102), 7.25%(g)                                     136,719
-------------------------------------------------------------------------------
   250,000 Ohio State Capital Facilities, (Series 95A)/ (AMBAC
            Insured), 5.80%, 06/01/2003                                 267,188
-------------------------------------------------------------------------------
   300,000 Ohio State Economic Development, (Sysco Food Service),
            6.60%, 12/01/2003                                           332,625
-------------------------------------------------------------------------------
   445,000 Ohio State Higher Education Facility, (Denison
            University), 5.40%, 11/01/2011                              442,775
-------------------------------------------------------------------------------
   250,000 Ohio State Higher Education Facility, (John Carroll
            University), 5.35%, 10/01/2005                              257,500
-------------------------------------------------------------------------------
   250,000 Ohio State Higher Education Facility, (Oberlin College),
            4.50%, 10/01/1999                                           252,188
-------------------------------------------------------------------------------
   250,000 Ohio State Higher Education Facility, (Oberlin College),
            5.00%, 10/01/2002                                           256,563
-------------------------------------------------------------------------------
   555,000 Ohio State Higher Education Facility, (Ohio Northern
            University)/(Connie Lee Insured), 4.90%, 05/01/2003         559,163
-------------------------------------------------------------------------------
   200,000 Ohio State Higher Education Facility, (Pooled
            Borrowing)/(Banc One LOC), 6.05%, 12/01/1998                207,250
-------------------------------------------------------------------------------
   250,000 Ohio State Higher Education Facility, (University of
            Dayton)/(FGIC Insured), 6.10%, 12/01/2001                   269,688
-------------------------------------------------------------------------------
   250,000 Ohio State Higher Education Facility, (Xavier
            University)/(ETM), 7.10%, 11/01/1998                        263,750
-------------------------------------------------------------------------------
   250,000 Ohio State Public Facilities, (Mental Health)/(Series A),
            7.20%, 12/01/1999                                           257,755
-------------------------------------------------------------------------------
   500,000 Ohio State Public Facilities, (Mental Health)/(Series
            A)/(MBIA Insured), 6.75%, 12/01/2001                        542,500
-------------------------------------------------------------------------------
   250,000 Ohio State Public Facilities, (Mental Health)/(Series
            A)/(Prerefunded), 06/01/98 (@102), 7.30% (g)                266,250
-------------------------------------------------------------------------------
   250,000 Ohio State Public Facilities, (Series A)/(MBIA Insured),
            6.50%, 06/01/2000                                           268,125
-------------------------------------------------------------------------------

 Portfolio of Investments
                                          -------------------------------------
THE MONITOR OHIO TAX-FREE FUND            (Continued)
--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                         VALUE
-------------------------------------------------------------------------------
 LONG TERM MUNICIPAL SECURITIES (CONTINUED)
-------------------------------------------------------------------------------
  $250,000 Ohio State Public Facilities, (Series B), 6.90%,
            06/01/1998                                                 $259,063
-------------------------------------------------------------------------------
   250,000 Ohio State Public Facilities, (Series B)/ (Prerefunded),
            5/1/97 (@102), 7.13% (g)                                    257,895
-------------------------------------------------------------------------------
   250,000 Ohio State Public Facilities, (Series IIB)/ (AMBAC
            Insured), 5.70%, 11/01/1999                                 260,313
-------------------------------------------------------------------------------
   500,000 Ohio State University, (Series A2), 4.85%, 12/01/1998        508,750
-------------------------------------------------------------------------------
   500,000 Ohio State University, (Series A2), 5.30%, 12/01/2001        520,625
-------------------------------------------------------------------------------
   500,000 Ohio State University, (Series A2), 5.75%, 12/01/2009        518,750
-------------------------------------------------------------------------------
   500,000 Ohio State Water Development Authority, (Clean Water
            Project)/(MBIA Insured), 5.65%, 06/01/2005                  530,625
-------------------------------------------------------------------------------
   650,000 Ohio State Water Development Authority, (Pure Water
            Project)/(MBIA Insured), 5.00%, 12/01/1998                  663,000
-------------------------------------------------------------------------------
   250,000 Ohio State Water Development Authority,
            (Series I)/(Prerefunded), 6/1/98 (@102), 7.10% (g)          265,625
-------------------------------------------------------------------------------
   250,000 Olmstead Falls, OH, Local Scool District, (FGIC Insured),
            6.30%, 12/15/2001                                           272,188
-------------------------------------------------------------------------------
   175,000 Pickerington, OH, Local School District, (FGIC Insured),
            4.70%, 12/04/2004                                           175,438
-------------------------------------------------------------------------------
   250,000 Pickerington, OH, Local School District, (AMBAC Insured),
            5.55%, 12/01/2007                                           260,625
-------------------------------------------------------------------------------
   200,000 Portage County, OH, (AMBAC Insured), 5.20%, 12/01/2001       207,250
-------------------------------------------------------------------------------
   500,000 Rocky River, OH, City Schools District, GO, 5.15%,
            12/01/2008                                                  508,750
-------------------------------------------------------------------------------
   200,000 Salem, OH, Sewer System Revenue Bonds, (AMBAC Insured),
            6.00%, 02/01/2001                                           200,228
-------------------------------------------------------------------------------
   250,000 Sandusky County, OH, (AMBAC Insured), 6.65%, 12/01/1998      261,875
-------------------------------------------------------------------------------
   500,000 Solon, OH, GO, 5.25%, 12/01/2007                             510,625
-------------------------------------------------------------------------------
   150,000 Solon, OH, GO, 5.65%, 12/01/2005                             157,500
-------------------------------------------------------------------------------
   250,000 Solon, OH, GO, 6.55%, 12/01/2000                             270,313
-------------------------------------------------------------------------------
   250,000 Solon, OH, GO, 6.65%, 12/01/2001                             270,938
-------------------------------------------------------------------------------
   250,000 Solon, OH, Local School District, (ETM), 6.85%,
            12/01/2000                                                  272,813
-------------------------------------------------------------------------------
   245,000 South Euclid, OH, Recreational Facilities, 6.15%,
            12/01/2000                                                  260,313
-------------------------------------------------------------------------------
   250,000 South Western City School District, (ETM), 6.10%,
            12/01/1999                                                  262,813
-------------------------------------------------------------------------------
   250,000 South Western City School District, (Series A)/ (AMBAC
            Insured), 6.00%, 12/01/2004                                 271,563
-------------------------------------------------------------------------------
   250,000 Springfield, OH, Local School District, 6.00%, 12/01/2002    268,750
-------------------------------------------------------------------------------
   400,000 State of Ohio, GO, 4.50%, 08/01/2001                         404,000
-------------------------------------------------------------------------------
   250,000 State of Ohio, Highway Revenue Bonds, (Series S), 4.50%,
            05/15/2000                                                  252,813
-------------------------------------------------------------------------------
   500,000 State Of Ohio, Highway Revenue Bonds, (Series T), 4.80%,
            05/15/2001                                                  509,375
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                        VALUE
------------------------------------------------------------------------------
 LONG TERM MUNICIPAL SECURITIES (CONTINUED)
------------------------------------------------------------------------------
  $500,000 Strongsville, OH, GO, 6.70%, 12/01/2011                    $552,500
------------------------------------------------------------------------------
   250,000 Summit County, OH, GO, (MBIA Insured), 5.65%,
            12/01/2007                                                 262,500
------------------------------------------------------------------------------
   500,000 Toledo, OH, Sewer System Revenue Bonds, (Series
            A)/(MBIA Insured), 7.25%, 11/15/2000                       537,500
------------------------------------------------------------------------------
   500,000 Troy, OH, GO, 6.25%, 12/01/2011                             544,375
------------------------------------------------------------------------------
   500,000 University of Cincinnati, OH, (MBIA Insured), 5.10%,
            06/01/2011                                                 496,250
------------------------------------------------------------------------------
   250,000 University of Cincinnati, OH, (MBIA Insured), 6.40%,
            12/01/2003                                                 273,750
------------------------------------------------------------------------------
   250,000 University of Cincinnati, OH, (Series R5), 5.15%,
            06/01/2005                                                 252,813
------------------------------------------------------------------------------
   250,000 University of Cincinnati, OH, (Series R9), 5.60%,
            06/01/2009                                                 252,500
------------------------------------------------------------------------------
   250,000 University of Cincinnati, OH, (Series V), 5.25%,
            06/01/2008                                                 250,313
------------------------------------------------------------------------------
   265,000 University of Cincinnati, OH, (Series V), 5.35%,
            06/01/2009                                                 264,669
------------------------------------------------------------------------------
   200,000 Upper Arlington, OH, City School District,
            (Prerefunded), 12/1/98 (@102), 6.80% (g)                   213,750
------------------------------------------------------------------------------
   500,000 Vandalia, OH, GO, 5.45%, 12/01/2010                         503,750
------------------------------------------------------------------------------
   175,000 Warren County, OH, Sewer Improvement, (Lower Miami
            Valley), 5.25%, 12/01/2008                                 176,531
------------------------------------------------------------------------------
   185,000 Warren County, OH, Sewer Improvement, (Lower Miami
            Valley), 5.35%, 12/01/2009                                 186,619
------------------------------------------------------------------------------
   170,000 Warren County, OH, Sewer System Revenue Bonds, (Series
            A)/(Prerefunded), 12/01/2000 (@102), 6.95% (g)             189,125
------------------------------------------------------------------------------
   400,000 Warren County, OH, Water System Improvement, (P&G
            Project), 5.25%, 12/01/2007                                406,000
------------------------------------------------------------------------------
   235,000 Warren County, OH, Water Works, (FGIC Insured), 6.10%,
            12/01/2002                                                 253,800
------------------------------------------------------------------------------
   470,000 Westerville, OH, Water System, 5.90%, 12/01/2004            505,250
------------------------------------------------------------------------------
   250,000 Worthington, OH, City School District, (FGIC Insured),
            5.85%, 06/01/2002                                          265,938
------------------------------------------------------------------------------
   250,000 Worthington, OH, City School District, (MBIA Insured),
            7.15%, 12/01/2000                                          273,414
------------------------------------------------------------------------------
   250,000 Wright State University, (AMBAC Insured), 5.00%,
            05/01/2006                                                 251,250
------------------------------------------------------------------------------
 TOTAL LONG TERM MUNICIPAL SECURITIES
  (IDENTIFIED COST $58,053,177)                                     60,656,079
------------------------------------------------------------------------------
 SHORT TERM MUNICIPAL SECURITIES - 8.1%
------------------------------------------------------------------------------
   300,000 Cincinnati Hamilton County, OH, Daily VRDNs, (Kenwood
            Office Assoc.)/ (Fuji Bank Ltd. LOC)                       300,000
------------------------------------------------------------------------------
   250,000 Cincinnati, OH, 7.00%, 10/01/1997                           256,180
------------------------------------------------------------------------------
   500,000 Cleveland Heights, OH, GO, (FGIC Insured), 6.75%,
            12/01/1997                                                 514,520
------------------------------------------------------------------------------
   500,000 Clyde, OH, Water Works Revenue Bond, 5.60%, 05/01/1997      502,650
------------------------------------------------------------------------------
   500,000 Columbus, OH, Weekly VRDNs, (West Deutsche Landesbank
            LOC)                                                       500,000
------------------------------------------------------------------------------

 Portfolio of Investments
                                          -------------------------------------
THE MONITOR OHIO TAX-FREE FUND            (Continued)
                                                       ------------------------
THE MONITOR FIXED INCOME SECURITIES FUND               December 31, 1996
--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                         VALUE
-------------------------------------------------------------------------------
 SHORT TERM MUNICIPAL SECURITIES (CONTINUED)
-------------------------------------------------------------------------------
  $200,000 Dublin, OH, Local School District, (AMBAC Insured)/(ETM),
            6.80%, 12/01/1997                                          $205,896
-------------------------------------------------------------------------------
   270,000 Findlay, OH, GO, 6.70%, 08/01/1997                           274,736
-------------------------------------------------------------------------------
   100,000 Franklin County, OH, HRB, Daily VRDNs, (Franciscan
            Sister)/(Chase Manhatten LOC)                               100,000
-------------------------------------------------------------------------------
   400,000 Hamilton County, OH, Health System, Daily VRDNs,
            (Franciscan Health)/(Sumitomo Bank LOC)                     400,000
-------------------------------------------------------------------------------
   345,000 Kettering, OH, GO, (ETM), 6.70%, 12/01/1997                  354,708
-------------------------------------------------------------------------------
   200,000 Ohio State Air Quality Authority, Daily VRDNs, (Mead
            Corp.)/(Deutsche Bank LOC)                                  200,000
-------------------------------------------------------------------------------
   250,000 Ohio State Building Authority, (Data Center)/(Series
            A)/(ETM), 7.00%, 10/01/1997                                 256,378
-------------------------------------------------------------------------------
   275,000 Ohio State Highway, (Series O), 6.70%, 05/15/1997            278,372
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                        VALUE
------------------------------------------------------------------------------
 SHORT TERM MUNICIPAL SECURITIES (CONTINUED)
------------------------------------------------------------------------------
  $250,000 Ohio State Public Facilities, (Mental Health)/(Series
            A)/(MBIA Insured), 6.50%, 06/01/1997                      $253,108
------------------------------------------------------------------------------
   695,000 Ohio State Public Facilities, (Series IIA)/(FSA
            Insured), 5.30%, 12/01/1997                                705,745
------------------------------------------------------------------------------
   100,000 Ohio State University, Weekly VRDNs, (Series
            85b)/(National Westminster Bank LOC)                       100,000
------------------------------------------------------------------------------
   200,000 Ohio State Water Development Authority, Daily VRDNs
            (Mead Corp.)/(Swiss Bank LOC)                              200,000
------------------------------------------------------------------------------
 TOTAL SHORT TERM MUNICIPAL SECURITIES
  (IDENTIFIED COST $5,345,308)                                       5,402,293
------------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (IDENTIFIED COST $63,398,485)                                    $66,058,372
------------------------------------------------------------------------------

See Notes to Portfolios of Investments.
--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                        VALUE
------------------------------------------------------------------------------
 CORPORATE BONDS - 54.4%
------------------------------------------------------------------------------
 BANKS & SAVINGS AND LOANS - 5.4%
 $1,000,000 ABN AMRO Bank Notes, 7.25%, 05/31/2005                  $1,016,250
  1,000,000 Banc One, 7.00%, 07/15/2005                              1,002,500
    250,000 BankAmerica Corp., 7.75%, 07/15/2002                       261,563
    250,000 Citicorp, 9.75%, 08/01/1999                                269,688
  1,000,000 Citicorp, 7.25%, 09/01/2008                              1,007,500
    500,000 Comerica Bank Notes, 9.75%, 05/01/1999                     535,000
    500,000 Comerica Bank, Detroit, 5.95%, 09/15/1997                  500,920
  1,000,000 Keycorp, 6.75%, 03/15/2006                                 976,250
  1,000,000 Mellon Bank, N.A., 6.50%, 08/01/2005                       966,250
    250,000 Security Pacific Corp., 9.75%, 05/15/1999                  268,438
  1,000,000 Swiss Bank Corp.--New York, 7.25%, 09/01/2006            1,021,250
------------------------------------------------------------------------------
                                                                     7,825,609
------------------------------------------------------------------------------
 BASIC INDUSTRY - 1.4%
    500,000 Air Products & Chemicals, 8.88%, 08/01/2001                544,375
    250,000 Arco Chemical Co., 9.90%, 11/01/2000                       277,500
    250,000 Weyerhaeuser Co., 9.05%, 02/01/2003                        279,375
  1,000,000 Worthington Industries, 7.13%, 05/15/2006                1,013,750
------------------------------------------------------------------------------
                                                                     2,115,000
------------------------------------------------------------------------------
 CAPITAL GOODS - .2%
    250,000 Caterpillar, Inc., 9.38%, 07/15/2000                       272,500
------------------------------------------------------------------------------
 CONSUMER GOODS & SERVICES - 13.0%
  1,500,000 American Home Products, 6.50%, 10/15/2002                1,492,500
  1,000,000 Bergen Brunswig Corp., 7.25%, 06/01/2005                 1,012,500
  1,000,000 Cardinal Health, 6.00%, 01/15/2006                         937,500
  1,000,000 Carnival Corp., 6.15%, 10/01/2003                          963,750
  1,000,000 Columbia/HCA Healthcare, 8.85%, 01/01/2007               1,127,500
  1,000,000 Darden Restaurants Inc., 6.38%, 02/01/2006                 935,000
    250,000 Dayton Hudson Corp., 10.00%, 12/01/2000                    278,125
    750,000 Grand Met Investment Corp., 7.13%, 09/15/2004              761,250
    250,000 Great Atlantic & Pacific Tea, Inc., 9.13%, 01/15/1998      253,750
  1,000,000 Harvard University, 8.13%, 04/15/2007                    1,100,000

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                   VALUE
-------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------
 CONSUMER GOODS & SERVICES (CONTINUED)
 $1,000,000 Hertz Corp., 7.00%, 07/15/2003                     $1,005,000
  1,000,000 J.C. Penney & Co. Notes, 6.88%, 10/15/2015            935,000
    250,000 Limited, Inc., 9.13%, 02/01/2001                      267,188
  1,000,000 Limited, Inc., 7.80%, 05/15/2002                    1,027,500
    750,000 May Dept. Stores Co., 9.88%, 06/15/2000               825,938
    250,000 Nordstrom, Inc., 8.88%, 02/15/1998                    257,500
    500,000 Philip Morris Co. Inc., 7.50%, 03/15/1997             501,590
    500,000 Philip Morris Co. Inc., 7.63%, 05/15/2002             515,625
  1,000,000 Ralston Purina Notes, 9.25%, 10/15/2009             1,158,750
    500,000 Scripps Howard, Inc., 7.38%, 12/15/1998               510,000
  1,000,000 Service Corp. Int'l., 8.38%, 12/15/2004             1,075,000
    250,000 Super Value Stores, Inc., 8.88%, 06/15/1999           263,750
    250,000 Universal Corp., 9.25%, 02/15/2001                    271,563
  1,500,000 V.F. Corp., 7.60%, 04/01/2004                       1,526,250
-------------------------------------------------------------------------
                                                               19,002,529
-------------------------------------------------------------------------
 DIVERSIFIED INDUSTRIAL - .9%
    500,000 Joseph E. Seagram & Sons Inc., 7.00%, 04/15/2008      496,875
    500,000 Watts Industries, 8.38%, 12/01/2003                   540,625
    250,000 Whirlpool Corp., 9.50%, 06/15/2000                    272,500
-------------------------------------------------------------------------
                                                                1,310,000
-------------------------------------------------------------------------
 ENERGY- OIL & GAS - .5%
    500,000 Consolidated Natural Gas Co., 5.88%, 10/01/1998       497,500
    250,000 Pennzoil Co., 9.63%, 11/15/1999                       267,813
-------------------------------------------------------------------------
                                                                  765,313
-------------------------------------------------------------------------
 FINANCE COMPANIES - 8.3%
  1,000,000 Abbey National PLC, 6.69%, 10/17/2005                 981,250
    750,000 BHP U.S. Finance Corp., 7.00%, 12/01/1997             756,563
  1,000,000 Bear Stearns, 6.63%, 01/15/2004                       978,750
    750,000 Bell Atlantic Financial, 6.63%, 11/30/1997            755,092
  1,000,000 CSW Investments, 7.45%, 08/01/2006                  1,011,250
  1,000,000 Countrywide Funding Corp., 8.25%, 07/15/2002        1,062,500

 Portfolio of Investments
                                                       ------------------------
THE MONITOR FIXED INCOME SECURITIES FUND               (Continued)
--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                       VALUE
-----------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
 FINANCE COMPANIES (CONTINUED)
 $1,000,000 Dean Witter Discover, 6.00%, 03/01/1998                $1,000,000
    500,000 Eaton Off Shore Ltd., 9.00%, 02/15/2001                   540,625
  1,000,000 Ford Motor Credit Corp., 7.75%, 03/15/2005              1,042,500
    250,000 International Lease Finance Co., 6.50%, 07/15/1997        251,180
    500,000 Kimco Realty, 6.50%, 10/01/2003                           489,375
  1,000,000 MBNA Corp. Notes, 6.88%, 06/01/2005                       981,250
  1,000,000 Salomon Brothers, 6.75%, 01/15/2006                       945,000
  1,300,000 Smurfit Capital, 6.75%, 11/20/2005                      1,259,375
-----------------------------------------------------------------------------
                                                                   12,054,710
-----------------------------------------------------------------------------
 (H) FOREIGN INDUSTRIAL - 3.5%
  1,000,000 Canadian National Railroad, 7.00%, 03/15/2004             996,250
  1,000,000 Hydro-Quebec, Canada, 9.75%, 01/15/2018                 1,122,500
    750,000 Hydro-Quebec, Canada, 7.38%, 02/01/2003                   776,250
    500,000 Northern Telecom, Ltd., 8.75%, 06/12/2001                 540,625
  1,000,000 Philips Electronics, 8.38%, 09/15/2006                  1,077,500
    615,000 Rhone-Poulenc, 7.75%, 01/15/2002                          638,831
-----------------------------------------------------------------------------
                                                                    5,151,956
-----------------------------------------------------------------------------
 (H) FOREIGN SOVEREIGN - 5.4%
  1,000,000 Barcelona City, Spain, 8.13%, 02/15/2005                1,067,500
  1,000,000 Gen De Catalunya, 6.38%, 12/15/2007                       947,500
    500,000 Province of Ontario, Canada, 6.13%, 06/28/2000            496,875
    500,000 Province of Ontario, Canada, 5.70%, 10/01/1997            500,000
  1,000,000 Province of Ontario, Canada, 6.00%, 02/21/2006            943,750
    250,000 Province of Quebec, Canada, 8.80%, 04/15/2003             275,000
  1,000,000 Province of Quebec, Canada, 8.63%, 01/19/2005           1,098,750
  1,000,000 Republic of Finland, 7.88%, 07/28/2004                  1,075,000
  1,550,000 Republic of Iceland, 6.13%, 02/01/2004                  1,495,750
-----------------------------------------------------------------------------
                                                                    7,900,125
-----------------------------------------------------------------------------
 GAS & ELECTRIC UTILITIES - 8.8%
    500,000 Baltimore Gas & Electric Co., 6.63%, 03/15/2008           485,625
  1,000,000 Big Rivers Electric, 9.50%, 02/15/2017                  1,072,500
  1,000,000 Cajun Electric Power, 9.52%, 03/15/2019                 1,080,000
    500,000 Commonwealth Edison, 9.38%, 02/15/2000                    536,875
  1,100,000 Duke Power Co., 6.38%, 03/01/2008                       1,050,500
    200,000 Houston Lighting & Power Co., 6.75%, 11/01/1997           200,000
    815,000 Iowa Electric Power & Light, 8.63%, 05/15/2001            873,069
  1,300,000 Jersey Central Power & Light, 7.13%, 10/01/2004         1,298,375
  1,000,000 Minnesota Power & Light, 7.75%, 06/01/2007              1,032,500
  1,000,000 Northwestern Public Services, 7.10%, 08/01/2005         1,012,500
    750,000 Orange & Rockland Utilities, Inc., 6.50%, 10/15/1997      752,813
  1,000,000 Pennsylvania Power & Light, 6.88%, 02/01/2003           1,007,500
  1,000,000 Public Service Electric & Gas, 6.25%, 01/01/2007          938,750
  1,000,000 Soyland Power Co-Op, Inc., 9.63%, 09/30/2011            1,055,000
    500,000 Western Resources Inc., 7.25%, 07/01/1999                 509,375
-----------------------------------------------------------------------------
                                                                   12,905,382
-----------------------------------------------------------------------------
 INSURANCE - 3.2%
  1,000,000 Lincoln National Corp., 7.25%, 05/15/2005               1,007,500
  1,000,000 London Insurance Grp., 6.88%, 09/15/2005                  987,500
  1,500,000 MBIA, Inc., 9.00%, 02/15/2001                           1,621,875
  1,000,000 U.S. Life Notes, 6.38%, 06/15/2000                        982,500
-----------------------------------------------------------------------------
                                                                    4,599,375
-----------------------------------------------------------------------------
 TECHNOLOGY - 1.1%
    500,000 International Business Machines, 6.38%, 06/15/2000        498,750
  1,000,000 Texas Instruments Notes, 9.25%, 05/15/2003              1,130,000
-----------------------------------------------------------------------------
                                                                    1,628,750
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                       VALUE
-----------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
 TELEPHONE UTIL. & COMMUNICATION CO. - 2.5%
 $1,000,000 Comsat Corp., 8.95%, 05/15/2001                        $1,082,500
    900,000 GTE Corp., 9.10%, 06/01/2003                            1,004,625
  1,000,000 General Telephone of the Southeast, 7.63%,
             07/01/2002                                             1,013,750
    500,000 Southwestern Bell Telephone Co., 6.63%, 04/01/2005        492,500
-----------------------------------------------------------------------------
                                                                    3,593,375
-----------------------------------------------------------------------------
 TRANSPORTATION - .2%
    250,000 Union Pacific Corp., 9.63%, 12/15/2002                    284,375
-----------------------------------------------------------------------------
 TOTAL CORPORATE BONDS
  (IDENTIFIED COST $78,106,224)                                    79,408,999
-----------------------------------------------------------------------------
 GOVERNMENT AGENCIES - 7.6%
  4,000,000 Federal National Mortgage Association, 7.93%,
             09/20/2006                                             4,099,800
  1,803,231 GNMA Pool Number 345128, 6.50%, 01/15/2024              1,719,268
    875,629 GNMA Pool Number 352982, 7.50%, 05/15/2024                875,903
  1,799,834 GNMA Pool Number 372962, 7.00%, 03/15/2024              1,759,900
    992,660 GNMA Pool Number 373015, 8.00%, 06/15/2024              1,012,823
  1,595,707 GNMA Pool Number 391615, 8.50%, 09/15/2024              1,653,053
-----------------------------------------------------------------------------
 TOTAL GOVERNMENT AGENCIES
  (IDENTIFIED COST $11,032,706)                                    11,120,747
-----------------------------------------------------------------------------
 U.S. TREASURIES - 34.1%
  1,000,000 United States Treasury Bond, 9.38%, 02/15/2006          1,203,910
  1,000,000 United States Treasury Bond, 8.75%, 08/15/2020          1,232,380
  8,000,000 United States Treasury Note, 7.25%, 05/15/2004          8,417,439
  8,000,000 United States Treasury Note, 8.00%, 05/15/2001          8,547,279
  2,500,000 United States Treasury Note, 7.88%, 08/15/2001          2,665,200
 10,000,000 United States Treasury Note, 7.50%, 11/15/2001         10,527,600
  1,000,000 United States Treasury Note, 7.50%, 05/15/2002          1,057,400
  2,000,000 United States Treasury Note, 6.88%, 03/31/2000          2,044,780
  2,500,000 United States Treasury Note, 6.88%, 05/15/2006          2,575,550
  6,000,000 United States Treasury Note, 7.13%, 02/28/2000          6,175,254
  3,000,000 United States Treasury Note, 7.50%, 02/15/2005          3,206,190
  2,000,000 United States Treasury Note, 6.50%, 10/15/2006          2,010,000
-----------------------------------------------------------------------------
 TOTAL U.S. TREASURIES
  (IDENTIFIED COST $47,160,212)                                    49,662,982
-----------------------------------------------------------------------------
 (E) COMMERCIAL PAPER - 3.2%
-----------------------------------------------------------------------------
  4,709,484 Prudential Funding Corp., 5.50%, 01/02/1997 (at
             amortized cost)                                        4,709,484
-----------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (IDENTIFIED COST $141,008,626)                                 $144,902,212
-----------------------------------------------------------------------------

See Notes to Portfolios of Investments.

 Portfolio of Investments
                                                  -----------------------------
THE MONITOR MORTGAGE SECURITIES FUND              December 31, 1996
                                                          ---------------------
THE MONITOR SHORT/INTERMEDIATE FIXED INCOME               December 31, 1996
SECURITIES FUND
--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                 VALUE
--------------------------------------------------------------------------
 LONG TERM OBLIGATIONS - 98.7%
--------------------------------------------------------------------------
 FEDERAL HOME LOAN MORTGAGE CORP. - 22.1%
 $ 161,473 Pool # 220007, 8.75%, 08/01/2001                    $166,747
   145,096 Pool # 380059, 9.50%, 10/01/2004                     151,353
 2,477,958 Pool # C80391, 7.00%, 03/01/2026                   2,433,503
 2,358,174 Pool # D69575, 7.50%, 03/01/2026                   2,364,801
 1,944,129 Pool # E65142, 6.50%, 07/01/2011                   1,910,107
   105,816 Pool # N90034, 9.00%, 11/01/1998                     107,563
 2,000,000 TBA, 7.00%, 12/01/2026                             1,962,480(f)
--------------------------------------------------------------------------
 TOTAL FEDERAL HOME LOAN MORTGAGE CORP.
  (IDENTIFIED COST $9,077,052)                                9,096,554
--------------------------------------------------------------------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 46.5%
   248,893 Pool # 050279, 8.50%, 02/01/2005                     259,471
 2,514,458 Pool # 250551, 7.00%, 05/01/2026                   2,462,283
 1,461,428 Pool # 250554, 6.50%, 05/01/2011                   1,435,400
 1,075,081 Pool # 303161, 7.50%, 01/01/2002                   1,096,916
   350,793 Pool # 303459, 8.00%, 07/01/2002                     360,331
 1,419,252 Pool # 303653, 7.00%, 12/01/2025                   1,389,803
 1,455,952 Pool # 338449, 6.00%, 05/01/2011                   1,400,451
 1,958,535 Pool # 339112, 6.50%, 03/01/2026                   1,869,187
 1,850,997 Pool # 339836, 7.00%, 03/01/2026                   1,812,589
 1,491,786 Pool # 343212, 7.50%, 05/01/2026                   1,493,651
 2,926,856 Pool # 350237, 7.00%, 08/01/2011                   2,924,105
   396,631 Pool # 250128, 7.50%, 09/01/2009                     403,449
 2,252,007 REMIC, FLT, Series 1994-76FA, 6.24%, 04/25/2024    2,253,403
--------------------------------------------------------------------------
 TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (IDENTIFIED COST $18,893,951)                              19,161,039
--------------------------------------------------------------------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 24.3%
 1,904,651 Pool # 200023, 9.50%, 05/15/2018                   2,065,956
    61,517 Pool # 305936, 8.50%, 04/15/2006                      64,381

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                        VALUE
------------------------------------------------------------------------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
 $ 414,388 Pool # 306058, 8.50%, 06/15/2006                           $433,553
    85,484 Pool # 328651, 8.50%, 05/15/2007                             89,438
   665,243 Pool # 344961, 7.00%, 06/15/2008                            672,933
   699,308 Pool # 348112, 7.00%, 06/15/2008                            706,084
   620,381 Pool # 349379, 7.00%, 05/15/2008                            626,393
 1,391,825 Pool # 780398, 9.00%, 04/15/2021                          1,490,561
   945,098 Pool # 780408, 9.00%, 10/15/2022                          1,005,640
 2,731,982 GNMA II Pool # 2040, 9.00%, 07/20/2025                    2,860,905
------------------------------------------------------------------------------
 TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (IDENTIFIED COST $9,995,991)                                      10,015,844
------------------------------------------------------------------------------
 U.S. TREASURY NOTES - 5.8%
 1,250,000 U.S. Treasury Notes, 8.00%, 08/15/1999                    1,310,250
 1,000,000 U.S. Treasury Notes, 7.88%, 11/15/2004                    1,090,580
------------------------------------------------------------------------------
 TOTAL U.S. TREASURY NOTES
  (IDENTIFIED COST $2,339,661)                                       2,400,830
------------------------------------------------------------------------------
 TOTAL LONG TERM OBLIGATIONS
  (IDENTIFIED COST $40,306,655)                                     40,674,267
------------------------------------------------------------------------------
 (B) REPURCHASE AGREEMENT - 5.6%
------------------------------------------------------------------------------
 2,317,000 Goldman Sachs Co., Inc., dated 12/31/96, 6.75%, due
            01/02/97 repurchase price $2,317,869 (collateralized
            by FNMA obligations, total par value $2,533,000,
            6.09%, 04/01/35; total market value $2,381,105)          2,317,000
------------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (IDENTIFIED COST $42,623,655)                                    $42,991,267
------------------------------------------------------------------------------

See Notes to Portfolios of Investments.
--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                     VALUE
---------------------------------------------------------------------------
 CORPORATE BONDS - 63.9%
---------------------------------------------------------------------------
 BANKS & SAVINGS AND LOANS - 11.0%
  $1,000,000 Bank of Montreal, 10.00%, 09/01/1998                $1,060,000
   1,000,000 Bankers Trust, 9.20%, 07/15/1999                     1,063,750
   1,000,000 Barnett Banks, 8.50%, 03/01/1999                     1,043,750
   1,100,000 Chase Manhattan Corp., 10.00%, 06/15/1999            1,189,375
   1,000,000 Chemical NY Corp., 9.75%, 06/15/1999                 1,076,250
   1,000,000 Citicorp, 9.00%, 04/15/1999                          1,056,250
     500,000 Comerica Bank Notes, 9.75%, 05/01/1999                 535,000
   1,000,000 Dominion Bankshares, 9.63%, 06/15/1999               1,070,000
   1,000,000 First Chicago, 9.88%, 07/01/1999                     1,080,000
     500,000 First Fidelity Bancorp, 9.63%, 08/15/1999              538,125
   1,000,000 First Security Bank of Utah, 7.88%, 10/15/1999       1,035,000
   1,000,000 Golden West Financial, 9.15%, 05/23/1998             1,040,000
     500,000 Key Corp., 8.40%, 04/01/1999                           520,625
   1,000,000 Mellon Corp., 6.30%, 06/01/2000                        993,750
     500,000 Sovran Financial, 9.75%, 06/15/1999                    537,500
---------------------------------------------------------------------------
                                                                 13,839,375
---------------------------------------------------------------------------
 BASIC INDUSTRY - 1.2%
     500,000 duPont (E.I.) de Nemours & Co., 8.65%, 12/01/1997      512,620
   1,000,000 WMX Technologies, Inc., 8.25%, 11/15/1999            1,048,750
---------------------------------------------------------------------------
                                                                  1,561,370
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                               VALUE
---------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------
 CAPITAL GOODS - .4%
   $500,000 Baker Hughes, Inc., 7.63%, 02/15/1999            $510,625
---------------------------------------------------------------------
 CONSUMER GOODS & SERVICES - 9.6%
  1,000,000 American Brands, 9.00%, 06/15/1999              1,060,000
  1,000,000 American Home Products, 7.70%, 02/15/2000       1,035,000
  1,000,000 Columbia Healthcare, 6.50%, 03/15/1999          1,005,000
  1,400,000 Columbia Pictures Ent., 9.88%, 02/01/1998       1,445,500
  1,000,000 Cox Communications Inc., 6.38%, 06/15/2000        992,500
  1,000,000 Dayton Hudson, 7.50%, 03/01/1999                1,020,000
  1,120,000 Dillard Dept. Stores Inc., 8.75%, 06/15/1998    1,159,200
    250,000 Dillard Dept. Stores Inc., 9.50%, 01/15/1998      258,125
  1,000,000 Pepsico Inc., 6.80%, 05/15/2000                 1,012,500
    500,000 Philip Morris Inc., 6.38%, 01/15/1998             501,875
  1,000,000 Philip Morris, Inc., 7.38%, 02/15/1999          1,017,500
    500,000 Scripps Howard Inc., 7.38%, 12/15/1998            510,000
  1,000,000 Super Value Stores Inc., 8.88%, 06/15/1999      1,055,000
---------------------------------------------------------------------
                                                           12,072,200
---------------------------------------------------------------------
 DIVERSIFIED INDUSTRIAL - 1.0%
  1,250,000 Loews Corp., 8.50%, 04/15/1998                  1,284,375
---------------------------------------------------------------------

                                                          ---------------------
THE MONITOR SHORT/INTERMEDIATE FIXED INCOME               (Continued)
SECURITIES FUND
--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                        VALUE
------------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
 ENERGY-OIL & GAS - 2.9%
  $1,000,000 Burlington Resources, 7.15%, 05/01/1999                $1,018,750
   1,000,000 Elf Aquitaine, 7.75%, 05/01/1999                        1,031,250
   1,500,000 Texaco Inc., 9.00%, 11/15/1997                          1,537,410
------------------------------------------------------------------------------
                                                                     3,587,410
------------------------------------------------------------------------------
 FINANCE COMPANIES - 16.1%
   1,000,000 American Express Credit, 7.38%, 02/01/1999              1,022,500
   1,000,000 American General Finance, 6.88%, 07/01/1999             1,012,500
   1,050,000 Aristar Inc., 7.88%, 02/15/1999                         1,081,500
   1,000,000 Associates Corp. N.A., 8.70%, 01/01/1997                1,000,000
   1,200,000 Bear Stearns Co., 7.63%, 09/15/1999                     1,234,500
   1,250,000 Bell Atlantic Financial, 6.63%, 11/30/1997              1,258,487
   1,250,000 BHP U.S. Finance Corp., 7.00%, 12/01/1997               1,260,938
   1,000,000 Chrysler Financial Corp., 13.25%, 10/15/1999            1,172,500
     500,000 CNA Financial, 8.88%, 03/01/1998                          515,000
     500,000 CSW Investments, 6.95%, 08/01/2001                        501,875
   1,000,000 Dean Witter Discover, 6.00%, 03/01/1998                 1,000,000
   1,000,000 Ford Motor Credit Co., 7.75%, 10/01/1999                1,032,500
   1,000,000 General Motors Acceptance Corp., 7.00%, 03/01/2000      1,012,500
   1,000,000 Goldman Sachs, 6.88%, 09/15/1999                        1,011,250
   1,000,000 Household International, 6.00%, 03/15/1999                992,500
   1,250,000 IBM Credit Corp., 6.38%, 11/01/1997                     1,255,437
   1,000,000 International Lease Finance Corp., 5.75%, 07/01/1998      995,000
   1,000,000 Lehman Bros. Inc., 7.63%, 08/01/1998                    1,018,750
     500,000 Morgan Stanley Group, 7.88%, 12/15/1998                   515,000
   1,000,000 Salomon Inc., 9.38%, 04/15/1998                         1,037,500
     250,000 Transamerica Finance Corp., 6.75%, 01/15/1998             251,250
------------------------------------------------------------------------------
                                                                    20,181,487
------------------------------------------------------------------------------
 (H) FOREIGN INDUSTRIAL - 2.2%
   1,600,000 Pacific Dunlap Notes, 9.75%, 12/15/2000                 1,770,000
   1,000,000 Rhone-Poulenc, 6.75%, 10/15/1999                        1,006,250
------------------------------------------------------------------------------
                                                                     2,776,250
------------------------------------------------------------------------------
 (H) FOREIGN SOVEREIGN - 4.8%
   1,000,000 Korea Development Bank, 9.25%, 06/15/1998               1,042,500
   1,000,000 Montreal Urban Commission, 9.13%, 03/15/2001            1,083,750
   1,000,000 Province of Ontario Canada, 5.70%, 10/01/1997           1,000,000
   1,500,000 Province of Quebec, 9.38%, 04/01/1999                   1,595,625
   1,250,000 Republic of Finland, 6.75%, 11/24/1997                  1,260,938
------------------------------------------------------------------------------
                                                                     5,982,813
------------------------------------------------------------------------------
 GAS & ELECTRIC UTILITIES - 5.2%
     500,000 Empire District Electric Co., 5.70%, 05/01/1998           497,500
     500,000 Houston Lighting & Power Co., 6.75%, 11/01/1997           500,000

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                         VALUE
-------------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
 GAS & ELECTRIC UTILITIES (CONTINUED)
  $1,000,000 Iowa Electric Light & Power, 7.60%, 03/01/1999          $1,026,250
   1,000,000 National Rural Utilities, 8.50%, 02/15/1998              1,026,250
   1,250,000 Orange & Rockland Utilities Inc., 6.50%, 10/15/1997      1,254,688
   1,000,000 Southern California Edison, 7.50%, 04/15/1999            1,026,250
   1,250,000 Southern California Gas Co., 6.50%, 12/15/1997           1,257,813
-------------------------------------------------------------------------------
                                                                      6,588,751
-------------------------------------------------------------------------------
 INSURANCE - 4.1%
   1,000,000 Allstate Corp., 5.88%, 06/15/1998                          996,250
   1,000,000 Continential Corp., 8.25%, 04/15/1999                    1,036,250
   1,000,000 Torchmark Corp., 9.63%, 05/01/1998                       1,041,250
   1,000,000 Travelers Inc., 7.75%, 06/15/1999                        1,032,500
   1,000,000 U.S. Life Notes, 6.38%, 06/15/2000                         982,500
-------------------------------------------------------------------------------
                                                                      5,088,750
-------------------------------------------------------------------------------
 TELEPHONE UTILITIES & COMMUNICATION COMPANIES - 2.6%
   1,250,000 Cincinnati Bell Inc., 6.70%, 12/15/1997                  1,254,688
   1,000,000 GTE Corp., 8.85%, 03/01/1998                             1,031,250
   1,000,000 MCI Communications Corp., 6.25%, 03/23/1999              1,000,000
-------------------------------------------------------------------------------
                                                                      3,285,938
-------------------------------------------------------------------------------
 TRANSPORTATION - 2.8%
     765,000 Conrail Inc., 9.75%, 06/01/2000                            839,588
   1,500,000 CSX Corp., 9.50%, 08/01/2000                             1,636,872
   1,000,000 Union Pacific Corp., 6.25%, 03/15/1999                     997,500
-------------------------------------------------------------------------------
                                                                      3,473,960
-------------------------------------------------------------------------------
 TOTAL CORPORATE BONDS
  (IDENTIFIED COST $79,268,830)                                      80,233,304
-------------------------------------------------------------------------------
 GOVERNMENT BONDS - 31.9%
-------------------------------------------------------------------------------
 GOVERNMENT AGENCIES - 2.4%
   3,000,000 Federal National Mortgage Association, 6.70%,
              08/10/2001 (identified cost $2,999,124)                 3,000,660
-------------------------------------------------------------------------------
 U.S. TREASURIES - 29.5%
  36,500,000 United States Treasury Note, 6.63%, 06/30/2001
              (identified cost $36,451,919)                          37,077,430
-------------------------------------------------------------------------------
 TOTAL GOVERNMENT BONDS                                              40,078,090
-------------------------------------------------------------------------------
 (E) COMMERCIAL PAPER - 3.1%
-------------------------------------------------------------------------------
   3,840,617 Prudential Funding Corp., 5.50%, 01/02/1997 (at
              amortized cost)                                         3,840,617
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (IDENTIFIED COST $122,560,490)                                   $124,152,011
-------------------------------------------------------------------------------

See Notes to Portfolios of Investments.

 Notes to Portfolios of Investments

* Non-income producing securities.
(a) Each issue shows the rate of discount at the time of purchase.
(b) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices at the date of the portfolio.
(c) Also represents cost for federal tax purposes.
(d) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(e) Each issue shows the coupon rate.
(f) Indicates securities subject to dollar roll transactions.
(g) Pre-Refunded Security--The maturity date shown represents the pre-refunded date.
(h) U.S. Dollar denominated.

The following abbreviations are used in these Portfolios of Investments:

ADR--American Depository Receipt         HRB--Hospital Revenue Bonds
AMBAC--American Municipal Bond Assurance Corporation
                                         IDA--Industrial Development Authority
BANs--Bond Anticipation Notes            IDR--Industrial Development Revenue
BIG--Bond Investors Guaranty             LOC--Letter of Credit
ETM--Escrowed to Maturity                MBIA--Municipal Bond Investors
                                         Assurance
FGIC--Financial Guaranty Insurance Company
                                         PLC--Public Limited Company
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance        REMIC--Real Estate Mortgage
                                         Investment Conduit
GNMA--Government National Mortgage Association
GO--General Obligation                   SPA--Standby Purchase Agreement
                                         VRDNs--Variable Rate Demand Notes
The categories of investments are shown as a percentage of net assets.

The following is a summary of the financial investment activity for the period ended December 31, 1996.

                              COST OF
                            INVESTMENTS    NET UNREALIZED    GROSS        GROSS
                          FOR FEDERAL TAX  APPRECIATION/   UNREALIZED   UNREALIZED      TOTAL
MONITOR FUNDS                PURPOSES       DEPRECIATION  APPRECIATION DEPRECIATION   NET ASSETS
-------------------------------------------------------------------------------------------------
Money Market Fund          $436,964,245**            --            --           --   $435,518,716
Ohio Municipal Money
 Market Fund                130,666,891**            --            --           --    130,756,498
U.S. Treasury Money
 Market Fund                524,529,925**            --            --           --    522,476,800
Growth Fund                 129,038,757     $50,894,374   $52,123,429  $(1,229,055)   180,048,874
Income Equity Fund          118,828,193      53,221,440    53,225,131       (3,691)   172,766,777
Ohio Tax-Free Fund           63,398,485       2,659,887     2,674,309      (14,422)    66,699,499
Fixed Income Securities
 Fund                       141,008,627       3,893,585     4,713,952     (820,367)   145,889,195
Mortgage Securities Fund     42,623,655         367,612       459,444      (91,832)    41,231,543
Short/Intermediate Fixed
 Income Securities Fund     122,560,490       1,591,522     1,710,459     (118,937)   125,514,375
-------------------------------------------------------------------------------------------------

**At amortized cost.

(See Notes which are an integral part of the Financial Statements)

                      [This Page Intentionally Left Blank]

 Statements of Assets & Liabilities
YEAR ENDED DECEMBER 31, 1996

                                                     MONITOR        MONITOR
                                       MONITOR    OHIO MUNICIPAL U.S. TREASURY
                                     MONEY MARKET  MONEY MARKET  MONEY MARKET
                                         FUND          FUND          FUND
------------------------------------------------------------------------------
 ASSETS:
 Investments at value                  $390,062      $130,667      $252,497
 Investments in repurchase               46,902            --       272,033
  agreements
 Cash                                        --            --            --
 Dividends and interest receivable          148           800           117
 Receivable for investments sold             --            --            --
 Receivable for Fund shares sold            322            37            99
 Deferred expenses                           --            --            --
------------------------------------------------------------------------------
  Total assets                          437,434       131,504       524,746
------------------------------------------------------------------------------
 LIABILITIES:
 Payable for investments purchased           --           320            --
 Payable for Fund shares redeemed             9            --             1
 Payable for dollar roll                     --            --            --
  transactions
 Distributions Payable                    1,720           354         2,097
 Accrued expenses                           186            74           171
------------------------------------------------------------------------------
  Total liabilities                       1,915           748         2,269
------------------------------------------------------------------------------
 NET ASSETS:
 Paid-in-capital                        435,519       130,756       522,477
 Net unrealized appreciation                 --            --            --
  (depreciation) of investments
 Accumulated net realized gain               --            --            --
  (loss) on investments
 Undistributed net investment                --            --            --
  income
------------------------------------------------------------------------------
  Total Net Assets                     $435,519      $130,756      $522,477
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 NET ASSETS:
 Trust Shares                          $337,962      $ 56,654      $474,593
 Investment Shares                     $ 97,557      $ 74,102      $ 47,884
------------------------------------------------------------------------------
 NET ASSET VALUE AND REDEMPTION
  PROCEEDS PER SHARE:
 Trust Shares                             $1.00         $1.00         $1.00
 Investment Shares                        $1.00         $1.00         $1.00
------------------------------------------------------------------------------
 OFFERING PRICE PER SHARE:
 Trust Shares                             $1.00         $1.00         $1.00
 Investment Shares                        $1.00         $1.00         $1.00
------------------------------------------------------------------------------
 SHARES OUTSTANDING:
 Trust Shares                           337,962        56,654       474,593
 Investment Shares                       97,557        74,102        47,884
------------------------------------------------------------------------------
  Total shares outstanding ($0.001      435,519       130,756       522,477
   par value, unlimited shares
   authorized)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 Investments, at identified cost       $436,964      $130,667      $524,530
------------------------------------------------------------------------------
------------------------------------------------------------------------------

(All numbers in thousands except net asset values)
 Statements of Operations
YEAR ENDED DECEMBER 31, 1996
(All numbers in thousands)

                                                        MONITOR        MONITOR
                                          MONITOR    OHIO MUNICIPAL U.S. TREASURY
                                        MONEY MARKET  MONEY MARKET  MONEY MARKET
                                            FUND          FUND          FUND
---------------------------------------------------------------------------------
 INVESTMENT INCOME:
 Interest income                          $22,875        $4,165        $23,912
 Dividend income                               --            --             --
---------------------------------------------------------------------------------
  Total income                             22,875         4,165         23,912
---------------------------------------------------------------------------------
 EXPENSES:
 Investment advisory fees                   1,268           355            905
 Trustees' fees                                17             4             15
 Administrative personnel and                 465           130            495
  services fee
 Custodian and recordkeeping fees and         237            66            253
  expenses
 Transfer and dividend disbursing              40            31             35
  agent fees and expenses
 Fund share registration costs                 54            14             73
 Auditing fees                                 48            12             42
 Legal fees                                    20             6             17
 Printing and postage                          46            11             40
 Insurance premiums                            29             8             27
 Distribution services fees+                   95            65            110
 Miscellaneous                                 --            --             --
---------------------------------------------------------------------------------
  Total expenses                            2,319           702          2,012
---------------------------------------------------------------------------------
 Deduct-
 Waiver of investment advisory fees            --          (142)            --
 Waiver of distribution services               --            --            (66)
  fees+
---------------------------------------------------------------------------------
 NET EXPENSES                               2,319           560          1,946
---------------------------------------------------------------------------------
 NET INVESTMENT INCOME                     20,556         3,605         21,966
---------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
  on Investments:
 Net realized gain (loss) on                   --            --             --
  investments (identified cost basis)
 Net change in unrealized                      --            --             --
  appreciation (depreciation) on
  investments
---------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN              --            --             --
  (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------
 CHANGE IN NET ASSETS RESULTING FROM      $20,556        $3,605        $21,966
  OPERATIONS
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

 *Computation of Offering price: 100/96 of net asset value.
**Computation of Offering price: 100/98 of net asset value.
 +Applicable to Investor shares only.
(See Notes which are an integral part of the Financial Statements)

                              MONITOR      MONITOR     MONITOR         MONITOR
        MONITOR     MONITOR     OHIO     FIXED INCOME  MORTGAGE   SHORT/INTERMEDIATE
         GROWTH     INCOME    TAX-FREE    SECURITIES  SECURITIES     FIXED INCOME
          FUND    EQUITY FUND   FUND         FUND        FUND      SECURITIES FUND
------------------------------------------------------------------------------------
        $179,933   $172,050   $66,058      $144,902    $40,674         $124,152
              --         --        --            --      2,317               --
              --         --         3            --         --               --
             284         --       522         2,416        264            1,467
              --        796        --            --          3               --
              29         56       200            50         --               --
              --         --        --            --          6               --
------------------------------------------------------------------------------------
         180,246    172,902    66,783       147,368     43,264          125,619
------------------------------------------------------------------------------------
              --         --        --         1,335         --               --
              11         --        --             4         --                9
              --         --        --            --      1,971               --
              --         --        --            --         --               --
             186        135        84           140         61               96
------------------------------------------------------------------------------------
             197        135        84         1,479      2,032              105
------------------------------------------------------------------------------------
         129,151    119,485    64,014       143,203     64,878          124,277
          50,894     53,221     2,660         3,893        368            1,592
              --         --        (6)       (1,225)   (24,014)            (378)
               4         61        31            18         --               23
------------------------------------------------------------------------------------
        $180,049   $172,767   $66,699      $145,889    $41,232         $125,514
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
        $175,764   $172,767   $64,799      $144,038    $39,566         $125,514
        $  4,285         --   $ 1,900      $  1,851    $ 1,666               --
------------------------------------------------------------------------------------
          $33.97     $30.26    $21.49        $20.94      $8.06           $19.96
          $33.96         --    $21.48        $20.95      $8.08               --
------------------------------------------------------------------------------------
          $33.97     $30.26    $21.49        $20.94      $8.06           $19.96
          $35.38*        --    $21.92**      $21.38**    $8.24**             --
------------------------------------------------------------------------------------
           5,175      5,710     3,016         6,879      4,907            6,287
             126                   88            88        206
------------------------------------------------------------------------------------
           5,301      5,710     3,104         6,967      5,113            6,287
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
        $129,039   $118,828   $63,398      $141,009    $42,624         $122,560
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

                            MONITOR    MONITOR     MONITOR        MONITOR
        MONITOR   MONITOR     OHIO   FIXED INCOME  MORTGAGE  SHORT/INTERMEDIATE
        GROWTH    INCOME    TAX-FREE  SECURITIES  SECURITIES    FIXED INCOME
         FUND   EQUITY FUND   FUND       FUND        FUND     SECURITIES FUND
-------------------------------------------------------------------------------
        $   461   $ 1,943    $3,435     $9,922      $3,562         $8,203
          3,018     4,938        --         --          --             --
-------------------------------------------------------------------------------
          3,479     6,881     3,435      9,922       3,562          8,203
-------------------------------------------------------------------------------
          1,028       959       314        697         236            627
              6         5         2          5           2              5
            189       176        69        153          52            138
             96        89        35         78          92             70
             36        18        31         40          28             21
             28        21        14         15          11             13
             14        12         5         12           3             11
              7         5         2          7           2              5
             12        10         4         11          --             10
             10         7         3          9           2              7
             10        --         5          5          10             --
             --        --        --         --          23             --
-------------------------------------------------------------------------------
          1,436     1,302       484      1,032         461            907
-------------------------------------------------------------------------------
             --        --        --         --        (135)            --
             --        --        --         --          (5)            --
-------------------------------------------------------------------------------
          1,436     1,302       484      1,032         321            907
-------------------------------------------------------------------------------
          2,043     5,579     2,951      8,890       3,241          7,296
-------------------------------------------------------------------------------
          8,154     2,817         4        996      (1,934)            80
         15,748    16,650      (769)    (6,268)      1,547         (2,269)
-------------------------------------------------------------------------------
         23,902    19,467      (765)    (5,272)       (387)        (2,189)
-------------------------------------------------------------------------------
        $25,945   $25,046    $2,186     $3,618      $2,854         $5,107
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 Statements of Changes In Net Assets
(All numbers in thousands)

                                                                       MONITOR
                                                MONITOR OHIO        U.S. TREASURY
                            MONITOR MONEY      MUNICIPAL MONEY       MONEY MARKET       MONITOR GROWTH
                            MARKET FUND          MARKET FUND             FUND                FUND
                            YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR      YEAR
                           ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED     ENDED
                          DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,   DEC. 31,  DEC. 31,  DEC. 31,
                            1996      1995      1996      1995      1996       1995      1996      1995
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS OPERATIONS--
 Net investment income    $ 20,556  $ 19,508  $  3,605  $  3,288  $  21,966  $ 17,495  $  2,043  $  1,757
 Net realized gain
  (loss) on investment
  transactions                  --        --        --        --         --        --     8,154    13,943
 Change in net
  unrealized
  appreciation
  (depreciation) of
  investments                   --        --        --        --         --        --    15,748    19,016
----------------------------------------------------------------------------------------------------------
 Change in net assets
  resulting from
  operations                20,556    19,508     3,605     3,288     21,966    17,495    25,945    34,716
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM--
 Net investment income:
 Trust Shares              (15,979)  (15,778)   (1,654)   (1,796)   (19,879)  (15,870)   (2,017)   (1,727)
 Investment Shares          (4,577)   (3,730)   (1,951)   (1,492)    (2,087)   (1,625)      (40)      (39)
 Net realized gain on
  investments:
 Trust Shares                   --        --        --        --         --        --    (7,963)  (13,595)
 Investment Shares              --        --        --        --         --        --      (192)     (348)
DISTRIBUTIONS IN EXCESS
OF--
 Net investment income:
 Trust Shares                   --        --        --        --         --        --        --        --
 Investment Shares              --        --        --        --         --        --        --        --
----------------------------------------------------------------------------------------------------------
 Change in net assets
  from distributions to
  shareholders             (20,556)  (19,508)   (3,605)   (3,288)   (21,966)  (17,495)  (10,212)  (15,709)
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS--
Trust Shares:
 Proceeds from Shares
  Issued                   771,826   570,950    93,400   113,680  1,116,651   837,829    29,335    25,209
 Reinvestment of
  Distributions                 37        33         1         2         23        21     3,323     9,679
 Cost of Shares Redeemed  (730,666) (562,024)  (93,303)  (96,755)  (919,223) (817,246)  (15,669)  (13,402)
----------------------------------------------------------------------------------------------------------
Total Trust Share
 Transactions               41,197     8,959        98    16,927    197,451    20,604  16,989      21,486
----------------------------------------------------------------------------------------------------------
Investment Shares:
 Proceeds from Shares
  Issued                   135,440   197,369   118,303    91,978    114,039    70,271       483       365
 Reinvestment of
  Distributions              3,935     2,711       412       389      1,284     1,023       230       379
 Cost of Shares Redeemed  (133,105) (150,421) (100,077)  (74,032)  (106,412)  (52,711)     (584)     (714)
----------------------------------------------------------------------------------------------------------
Total Investment Share
 Transactions                6,270    49,659    18,638    18,335      8,911    18,583       129        30
----------------------------------------------------------------------------------------------------------
Change in net assets
 from capital share
 transactions               47,467    58,618    18,736    35,262    206,362    39,187    17,118    21,516
----------------------------------------------------------------------------------------------------------
 Change in net assets       47,467    58,618    18,736    35,262    206,362    39,187    32,851    40,523
NET ASSETS:
 Beginning of period       388,052   329,434   112,020    76,758    316,115   276,928   147,198   106,675
----------------------------------------------------------------------------------------------------------
 End of period            $435,519  $388,052  $130,756  $112,020  $ 522,477  $316,115  $180,049  $147,198
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Undistributed net
 investment income
 included in net assets
 at end of period               --        --        --        --         --        --  $      4  $     19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
SHARES ISSUED AND
REDEEMED
Trust Shares:
 Shares issued             771,826   570,950    93,400   113,680  1,116,651   837,829       897       843
 Reinvestment of
  distributions                 37        33         1         2         23        21        98       316
 Shares redeemed          (730,666) (562,024)  (93,303)  (96,755)  (919,223) (817,246)     (475)     (438)
----------------------------------------------------------------------------------------------------------
Total Trust Share
 Transactions               41,197     8,959        98    16,927    197,451    20,604  520            721
----------------------------------------------------------------------------------------------------------
Investment Shares:
 Shares issued             135,440   197,369   118,303    91,978    114,039    70,271        15        12
 Reinvestment of
  distributions              3,935     2,711       412       389      1,284     1,023         7        13
 Shares redeemed          (133,105) (150,421) (100,077)  (74,032)  (106,412)  (52,711)      (18)      (24)
----------------------------------------------------------------------------------------------------------
Total Investment Share
 Transactions                6,270    49,659    18,638    18,335      8,911    18,583         4         1
----------------------------------------------------------------------------------------------------------
Net change in Fund share
 transactions               47,467    58,618    18,736    35,262    206,362    39,187       524       722
----------------------------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)

                                                                                              MONITOR
                                                  MONITOR FIXED                         SHORT/INTERMEDIATE
         MONITOR INCOME       MONITOR OHIO      INCOME SECURITIES   MONITOR MORTGAGE       FIXED INCOME
           EQUITY FUND        TAX-FREE FUND           FUND           SECURITIES FUND      SECURITIES FUND
          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED
        DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,   DEC. 31,
          1996      1995      1996      1995      1996      1995      1996      1995      1996       1995
-------------------------------------------------------------------------------------------------------------
        $  5,579  $  4,900  $ 2,951   $ 2,905   $  8,890  $  8,610  $ 3,241   $ 4,224   $   7,296  $   7,822
           2,817       323        4       (10)       996      (420)  (1,934)  (10,894)         80       (257)
          16,650    27,588     (769)    3,665     (6,268)   13,787    1,547    22,343      (2,269)     8,241
-------------------------------------------------------------------------------------------------------------

          25,046    32,811    2,186     6,560      3,618    21,977    2,854    15,673       5,107     15,806
-------------------------------------------------------------------------------------------------------------
          (5,542)   (5,021)  (2,861)   (2,802)    (8,840)   (8,491)  (3,067)   (4,153)     (7,408)    (7,803)
              --        --      (92)     (101)      (124)     (126)    (120)     (157)         --         --
          (2,850)       --       --        --         --        --       --        --          --         --
              --        --       --        --         --        --       --        --          --         --
              --        --       --        --         --        --       --      (348)         --         --
              --        --       --        --         --        --       --       (14)         --         --
-------------------------------------------------------------------------------------------------------------

          (8,392)   (5,021)  (2,953)  (2,.903)    (8,964)   (8,617)  (3,187)   (4,672)     (7,408)    (7,803)
-------------------------------------------------------------------------------------------------------------
          26,867    11,621   13,886    10,044     22,286    21,053    2,565     1,008      15,023     20,923
           2,760     1,669      168       122      3,424     3,324      228       428       3,221      3,294
         (15,406)  (14,587)  (8,388)  (10,285)   (17,837)  (15,230) (15,572)  (13,532)    (24,380)   (23,381)
-------------------------------------------------------------------------------------------------------------
          14,221    (1,297)   5,666      (119)     7,873     9,147  (12,779)  (12,096)     (6,136)       836
-------------------------------------------------------------------------------------------------------------
             N/A       N/A      261       219        186       283       61        78         N/A        N/A
             N/A       N/A       72        82         93       102       84       124         N/A        N/A
             N/A       N/A     (565)     (583)      (516)     (368)    (476)   (2,855)        N/A        N/A
-------------------------------------------------------------------------------------------------------------
             N/A       N/A     (232)     (282)      (237)       17     (331)   (2,653)          0        N/A
-------------------------------------------------------------------------------------------------------------
          14,221    (1,297)   5,434      (401)     7,636     9,164  (13,110)  (14,749)     (6,136)       836
-------------------------------------------------------------------------------------------------------------
          30,875    26,493    4,667     3,256      2,290    22,524  (13,443)   (3,748)     (8,437)     8,839
         141,892   115,399   62,032    58,776    143,599   121,075   54,675    58,423     133,951    125,112
-------------------------------------------------------------------------------------------------------------
        $172,767  $141,892  $66,699   $62,032   $145,889  $143,599  $41,232   $54,675   $ 125,514  $ 133,951
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

        $     61  $     24  $    31   $    34   $     17  $     92       --   $  (362)  $      23  $     135
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
             940       477      648       470      1,065     1,011      320       137         752       1057
              95        68        8         6        164       159       28        59         162        166
            (532)     (601)    (390)     (481)      (845)     (726)  (1,951)   (1,786)     (1,210)    (1,176)
-------------------------------------------------------------------------------------------------------------
             503       (56)     266        (5)       384       444   (1,603)   (1,590)       (296)        47
-------------------------------------------------------------------------------------------------------------
             N/A       N/A       12        10          9        13        8        11         N/A        N/A
             N/A       N/A        3         4          4         5       10        17         N/A        N/A
             N/A       N/A      (26)      (27)       (25)      (17)     (59)     (416)        N/A        N/A
-------------------------------------------------------------------------------------------------------------
             N/A       N/A      (11)      (13)       (12)        1      (41)     (388)         --         --
-------------------------------------------------------------------------------------------------------------
             503       (56)     255       (18)       372       445   (1,644)   (1,978)       (296)        47
-------------------------------------------------------------------------------------------------------------

 Statement of Cash Flows
YEAR ENDED DECEMBER 31, 1996
(All numbers in thousands)

                                                          THE
                                                        MONITOR
                                                        MORTGAGE
                                                       SECURITIES
                                                          FUND
-----------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income received                              $ 3,822
Payment of operating expenses                              (312)
Proceeds from sales and maturities of investments        68,098
Purchases of investments                                (46,266)
Net purchases of short-term investments                    (719)
-----------------------------------------------------------------
 Cash provided by operating activities                   24,623
-----------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds used in Fund share activity                (13,470)
Decrease on payable for dollar roll transactions         (8,279)
Distributions paid                                       (2,875)
-----------------------------------------------------------------
 Cash used by financing activities                      (24,624)
-----------------------------------------------------------------
 Net change in cash                                          (1)
 Cash at beginning of period                                  1
-----------------------------------------------------------------
 Cash at end of period                                        0
-----------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM
 OPERATIONS TO CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations      2,854
Net decrease in investments                              21,455
Decrease in interest receivable                             260
Decrease in receivable for investments sold                  41
Decrease in deferred expenses                                 4
Increase in accrued expenses                                  9
-----------------------------------------------------------------
 Cash provided by operating activities                  $24,623
-----------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)

                      [This Page Intentionally Left Blank]

 Financial Highlights
MONEY MARKET FUNDS
(For a share outstanding throughout each period)

                                     DISTRIBUTIONS TO
                NET ASSET              SHAREHOLDERS   NET ASSET
                 VALUE,      NET         FROM NET      VALUE,
 YEAR ENDED     BEGINNING INVESTMENT    INVESTMENT     END OF     TOTAL
 DECEMBER 31,   OF PERIOD   INCOME        INCOME       PERIOD   RETURN(B)
 ------------------------------------------------------------------------
 TRUST SHARES
 THE MONITOR MONEY
  MARKET FUND
 1992             $1.00      0.03         (0.03)        $1.00     3.44%
 1993             $1.00      0.03         (0.03)        $1.00     2.74%
 1994             $1.00      0.04         (0.04)        $1.00     3.86%
 1995             $1.00      0.05         (0.05)        $1.00     5.58%
 1996             $1.00      0.05         (0.05)        $1.00     5.01%
 THE MONITOR OHIO MUNICIPAL MONEY
  MARKET FUND
 1992             $1.00      0.03         (0.03)        $1.00     2.61%
 1993             $1.00      0.02         (0.02)        $1.00     2.08%
 1994             $1.00      0.02         (0.02)        $1.00     2.41%
 1995             $1.00      0.04         (0.04)        $1.00     3.57%
 1996             $1.00      0.03         (0.03)        $1.00     3.14%
 THE MONITOR U.S. TREASURY MONEY
  MARKET FUND
 1992             $1.00      0.03         (0.03)        $1.00     3.43%
 1993             $1.00      0.03         (0.03)        $1.00     2.77%
 1994             $1.00      0.04         (0.04)        $1.00     3.79%
 1995             $1.00      0.05         (0.05)        $1.00     5.53%
 1996             $1.00      0.05         (0.05)        $1.00     4.98%
 INVESTMENT SHARES
 THE MONITOR MONEY
  MARKET FUND
 1992             $1.00      0.03         (0.03)        $1.00     3.34%
 1993             $1.00      0.03         (0.03)        $1.00     2.63%
 1994             $1.00      0.04         (0.04)        $1.00     3.76%
 1995             $1.00      0.05         (0.05)        $1.00     5.48%
 1996             $1.00      0.05         (0.05)        $1.00     4.90%
 THE MONITOR OHIO MUNICIPAL MONEY
  MARKET FUND
 1992             $1.00      0.03         (0.03)        $1.00     2.51%
 1993             $1.00      0.02         (0.02)        $1.00     1.98%
 1994             $1.00      0.02         (0.02)        $1.00     2.31%
 1995             $1.00      0.03         (0.03)        $1.00     3.47%
 1996             $1.00      0.03         (0.03)        $1.00     3.04%
 THE MONITOR U.S. TREASURY MONEY
  MARKET FUND
 1993(a)          $1.00      0.01         (0.01)        $1.00     0.54%
 1994             $1.00      0.04         (0.04)        $1.00     3.68%
 1995             $1.00      0.05         (0.05)        $1.00     5.43%
 1996             $1.00      0.05         (0.05)        $1.00     4.87%
 ------------------------------------------------------------------------

 (a)Reflects operations for the period from October 19, 1993 (date of initial public investment) to December 31, 1993.

 (b)Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

 (c)Computed on an annualized basis.

 (d)This voluntary expense decrease is reflected in both the expense and net investment income ratios.

 (See Notes which are an integral part of the Financial Statements)

              RATIO TO AVERAGE NET ASSETS
  --------------------------------------------------------------
                       NET                         EXPENSE                     NET ASSETS,
                    INVESTMENT                WAIVER/REDUCTION/               END OF PERIOD
  EXPENSES            INCOME                  REIMBURSEMENT(D)                (000 OMITTED)
 -------------------------------------------------------------------------------------
  0.50%                3.38%                         --                         $291,818
  0.51%                2.70%                        0.02%                       $337,276
  0.51%                3.75%                        0.02%                       $287,805
  0.53%                5.44%                        0.03%                       $296,764
  0.53%                4.90%                         --                         $337,962
  0.49%                2.60%                        0.14%                       $ 48,893
  0.45%                2.07%                        0.20%                       $ 40,141
  0.45%                2.40%                        0.19%                       $ 39,624
  0.42%                3.52%                        0.20%                       $ 56,551
  0.42%                3.10%                        0.12%                       $ 56,654
  0.41%                3.34%                         --                         $146,453
  0.40%                2.74%                        0.01%                       $231,123
  0.42%                3.76%                        0.02%                       $256,538
  0.43%                5.40%                        0.03%                       $277,142
  0.42%                4.87%                         --                         $474,593
  0.60%                3.26%                         --                         $ 19,962
  0.61%                2.60%                        0.02%                       $ 21,583
  0.61%                3.85%                        0.02%                       $ 41,629
  0.63%                5.30%                        0.03%                       $ 91,288
  0.63%                4.80%                         --                         $ 97,557
  0.59%                2.35%                        0.14%                       $  2,452
  0.55%                1.88%                        0.20%                       $ 20,312
  0.55%                2.30%                        0.19%                       $ 37,134
  0.52%                3.42%                        0.20%                       $ 55,469
  0.52%                3.00%                        0.12%                       $ 74,102
  0.50%(c)             2.65%(c)                     0.16%(c)                    $    948
  0.52%                3.66%                        0.17%                       $ 20,390
  0.53%                5.28%                        0.18%                       $ 38,973
  0.52%                4.77%                        0.15%                       $ 47,884
 -------------------------------------------------------------------------------------

 Financial Highlights
EQUITY FUNDS
(For a share outstanding throughout each period)

                                                                              DISTRIBUTIONS TO
                                                             DISTRIBUTIONS TO   SHAREHOLDERS   DISTRIBUTIONS
              NET ASSET             NET REALIZED               SHAREHOLDERS       FROM NET       IN EXCESS
               VALUE,      NET     AND UNREALIZED TOTAL FROM     FROM NET      REALIZED GAIN      OF NET
 YEAR ENDED   BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT    INVESTMENT     ON INVESTMENT    INVESTMENT
DECEMBER 31,  OF PERIOD   INCOME    INVESTMENTS   OPERATIONS      INCOME        TRANSACTIONS     INCOME(A)
------------------------------------------------------------------------------------------------------------
TRUST SHARES
THE MONITOR GROWTH FUND
1992           $24.78      0.56         1.36         1.92         (0.55)           (0.39)           --
1993           $25.76      0.46         0.44         0.90         (0.47)           (0.02)           --
1994           $26.17      0.39         0.21         0.60         (0.40)           (0.07)           --
1995           $26.30      0.43         7.62         8.05         (0.43)           (3.11)           --
1996           $30.81      0.40         4.72         5.12         (0.40)           (1.56)           --
THE MONITOR INCOME EQUITY FUND
1992           $20.90      0.75         0.79         1.54         (0.74)             --             --
1993           $21.70      0.74         1.57         2.31         (0.74)           (0.06)           --
1994           $23.21      0.88        (1.29)       (0.41)        (0.87)             --             --
1995           $21.93      0.94         5.34         6.28         (0.96)             --             --
1996           $27.25      1.00         3.51         4.51         (1.00)           (0.50)           --
INVESTMENT SHARES
THE MONITOR GROWTH FUND
1992           $24.78      0.49         1.36         1.85         (0.48)           (0.39)           --
1993           $25.76      0.40         0.43         0.83         (0.41)           (0.02)           --
1994           $26.16      0.33         0.22         0.55         (0.33)           (0.07)           --
1995           $26.31      0.35         7.61         7.96         (0.35)           (3.11)           --
1996           $30.81      0.31         4.73         5.04         (0.33)           (1.56)           --
------------------------------------------------------------------------------------------------------------

(a) Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

(b)Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(c)This voluntary expense decrease is reflected in both the expense and net investment income ratios.

(d) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required beginning in fiscal 1996.

(See Notes which are an integral part of the Financial Statements)

                                        RATIO TO AVERAGE NET ASSETS
               NET ASSET           -------------------------------------
                VALUE,                         NET          EXPENSE       NET ASSETS,  PORTFOLIO  AVERAGE
    TOTAL       END OF     TOTAL            INVESTMENT WAIVER/REDUCTION/ END OF PERIOD TURNOVER  COMMISSION
DISTRIBUTIONS   PERIOD   RETURN(B) EXPENSES   INCOME   REIMBURSEMENT(C)  (000 OMITTED)   RATE     RATE(D)
-----------------------------------------------------------------------------------------------------------
    (0.94)      $25.76      7.88%    0.91%     2.25%         0.01%         $ 90,096        36%        n/a
    (0.49)      $26.17      3.53%    0.84%     1.79%         0.04%         $109,576        29%        n/a
    (0.47)      $26.30      2.28%    0.88%     1.52%         0.04%         $103,463        42%        n/a
    (3.54)      $30.81     30.75%    0.86%     1.34%         0.05%         $143,421        37%        n/a
    (1.96)      $33.97     16.72%    0.83%     1.20%          --           $175,764        21%    $0.0452
    (0.74)      $21.70      7.49%    0.85%     3.53%         0.01%         $ 95,182        22%        n/a
    (0.80)      $23.21     10.85%    0.82%     3.29%          --           $135,618        10%        n/a
    (0.87)      $21.93     (1.82%)   0.84%     3.91%          --           $115,399        50%        n/a
    (0.96)      $27.25     29.26%    0.82%     3.85%          --           $141,892        17%        n/a
    (1.50)      $30.26     16.88%    0.82%     3.50%          --           $172,767        25%    $0.0352
    (0.87)      $25.76      7.57%    1.16%     2.03%         0.01%         $  3,637        36%        n/a
    (0.43)      $26.16      3.25%    1.10%     1.54%         0.04%         $  3,961        29%        n/a
    (0.40)      $26.31      2.08%    1.13%     1.27%         0.04%         $  3,212        42%        n/a
    (3.46)      $30.81     30.40%    1.11%     1.08%         0.05%         $  3,777        37%        n/a
    (1.89)      $33.96     16.43%    1.08%     0.93%          --           $  4,285        21%    $0.0452
-----------------------------------------------------------------------------------------------------------

 Financial Highlights
INCOME FUNDS
(For a share outstanding throughout each period)

                                                                              DISTRIBUTIONS TO
                                                             DISTRIBUTIONS TO   SHAREHOLDERS   DISTRIBUTIONS
              NET ASSET             NET REALIZED               SHAREHOLDERS       FROM NET       IN EXCESS
               VALUE,      NET     AND UNREALIZED TOTAL FROM     FROM NET      REALIZED GAIN      OF NET
 YEAR ENDED   BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT    INVESTMENT     ON INVESTMENT    INVESTMENT
DECEMBER 31,  OF PERIOD   INCOME    INVESTMENTS   OPERATIONS      INCOME        TRANSACTIONS     INCOME(B)
------------------------------------------------------------------------------------------------------------
TRUST SHARES
THE MONITOR OHIO TAX-FREE FUND
1992           $21.05      0.98         0.26         1.24         (0.98)              --              --
1993           $21.31      0.96         0.73         1.69         (0.96)              --              --
1994           $22.04      0.99        (1.55)       (0.56)        (0.98)              --              --
1995           $20.50      1.01         1.27         2.28         (1.01)              --              --
1996           $21.77      1.01        (0.28)        0.73         (1.01)              --              --
THE MONITOR FIXED INCOME
SECURITIES FUND
1992           $21.58      1.37        (0.02)        1.35         (1.47)           (0.12)          (0.02)
1993           $21.32      1.28         0.88         2.16         (1.39)           (0.06)             --
1994           $22.03      1.28        (2.28)       (1.00)        (1.34)              --              --
1995           $19.69      1.34         2.09         3.43         (1.34)              --              --
1996           $21.78      1.34        (0.83)        0.51         (1.35)              --              --
THE MONITOR MORTGAGE SECURITIES
FUND
1992(a)(f)     $10.00      0.63         0.29         0.92         (0.61)           (0.04)             --
1993(f)        $10.27      1.50        (0.28)        1.22         (1.46)           (0.10)             --
1994(f)        $ 9.93      0.89        (3.19)       (2.30)        (0.93)              --           (0.01)
1995(f)        $ 6.69      0.55         1.46         2.01         (0.55)              --           (0.06)
1996(f)        $ 8.09      0.55        (0.04)        0.51         (0.54)              --              --
THE MONITOR SHORT/INTERMEDIATE FIXED INCOME
SECURITIES FUND
1992           $21.15      1.36        (0.09)        1.27         (1.36)           (0.32)          (0.11)
1993           $20.63      1.19         0.31         1.50         (1.31)           (0.25)             --
1994           $20.57      1.13        (1.33)       (0.20)        (1.23)              --              --
1995           $19.14      1.18         1.21         2.39         (1.18)              --              --
1996           $20.35      1.17        (0.37)        0.80         (1.19)              --              --
INVESTMENT SHARES
THE MONITOR OHIO TAX-FREE FUND
1992           $21.05      0.93         0.26         1.19         (0.93)              --              --
1993           $21.31      0.90         0.73         1.63         (0.90)              --              --
1994           $22.04      0.94        (1.56)       (0.62)        (0.92)              --              --
1995           $20.50      0.96         1.27         2.23         (0.96)              --              --
1996           $21.77      0.96        (0.29)        0.67         (0.96)              --              --
THE MONITOR FIXED INCOME
SECURITIES FUND
1992           $21.58      1.33        (0.04)        1.29         (1.37)           (0.12)          (0.06)
1993           $21.32      1.19         0.92         2.11         (1.33)           (0.06)             --
1994           $22.04      1.23        (2.29)       (1.06)        (1.28)              --              --
1995           $19.70      1.29         2.09         3.38         (1.30)              --              --
1996           $21.78      1.29        (0.83)        0.46         (1.29)              --              --
THE MONITOR MORTGAGE SECURITIES
FUND
1992(a)(f)     $10.00      0.62         0.28         0.90         (0.60)           (0.03)             --
1993(f)        $10.27      1.47        (0.27)        1.20         (1.43)           (0.10)             --
1994(f)        $ 9.94      0.87        (3.19)       (2.32)        (0.91)              --           (0.01)
1995(f)        $ 6.70      0.55         1.46         2.01         (0.55)              --           (0.04)
1996(f)        $ 8.12      0.53        (0.04)        0.49         (0.53)              --              --
------------------------------------------------------------------------------------------------------------

(a)Reflects operations for the period from June 2, 1992 (date of initial public investment) to December 31, 1992.
(b) Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions did not represent a return of capital for federal income tax purposes.
(c)Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.
(d)This voluntary expense decrease is reflected in both the expense and net investment income ratios.
(e)Computed on an annualized basis.
(f) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.
(See Notes which are an integral part of the Financial Statements)

                                           RATIOS TO AVERAGE NET ASSETS
                                       ----------------------------------------
                  NET ASSET                                                     NET ASSETS,
                   VALUE,                            NET       EXPENSE WAIVER/    END OF    PORTFOLIO
      TOTAL        END OF     TOTAL               INVESTMENT      REDUCTION/    PERIOD (000 TURNOVER
  DISTRIBUTIONS    PERIOD   RETURN(C)  EXPENSES     INCOME     REIMBURSEMENT(D)  OMITTED)     RATE
-----------------------------------------------------------------------------------------------------
      (0.98)       $21.31      6.04%     0.91%       4.62%             --        $ 47,557        3%
      (0.96)       $22.04      8.08%     0.82%       4.39%           0.04%       $ 59,541        2%
      (0.98)       $20.50     (2.57%)    0.77%       4.68%           0.04%       $ 56,469       12%
      (1.01)       $21.77     11.35%     0.78%       4.74%           0.08%       $ 59,869       13%
      (1.01)       $21.49      3.48%     0.76%       3.49%             --        $ 64,799        6%
      (1.61)       $21.32      6.54%     0.83%       6.49%             --        $ 87,107       15%
      (1.45)       $22.03     10.32%     0.74%       5.87%           0.04%       $112,103        7%
      (1.34)       $19.69     (4.62%)    0.75%       6.26%           0.04%       $119,117       23%
      (1.34)       $21.78     17.95%     0.77%       6.41%           0.05%       $141,423       20%
      (1.35)       $20.94      2.56%     0.74%       6.39%             --        $144,038       16%
      (0.65)       $10.27      9.12%     0.58%(e)   10.60%(e)        0.19%(e)    $ 90,677       50%
      (1.56)       $ 9.93     12.10%     0.78%      14.20%           0.04%       $ 90,461      154%
      (0.94)       $ 6.69    (24.59%)    0.88%      11.16%           0.12%       $ 54,164       91%
      (0.61)       $ 8.09     31.10%     0.49%       7.29%           0.63%       $ 52,667      194%
      (0.54)       $ 8.06      6.56%     0.67%       6.86%           0.29%       $ 39,566       90%
      (1.79)       $20.63      6.25%     0.74%       6.44%             --        $123,400       41%
      (1.56)       $20.57      7.43%     0.71%       5.70%             --        $123,897       24%
      (1.23)       $19.14     (0.98%)    0.72%       5.76%             --        $125,112       38%
      (1.18)       $20.35     12.81%     0.74%       5.93%             --        $133,951       40%
      (1.19)       $19.96      4.08%     0.72%       5.83%             --        $125,514       39%
      (0.93)       $21.31      5.76%     1.16%       4.36%             --        $  1,339        3%
      (0.90)       $22.04      7.78%     1.07%       4.13%           0.04%       $  2,838        2%
      (0.92)       $20.50     (2.83%)    1.02%       4.43%           0.04%       $  2,307       12%
      (0.96)       $21.77     11.10%     1.03%       4.49%           0.08%       $  2,163       13%
      (0.96)       $21.48      3.20%     1.01%       3.24%             --        $  1,900        6%
      (1.55)       $21.32      6.25%     1.08%       6.16%             --        $    845       15%
      (1.39)       $22.04     10.07%     0.99%       5.61%           0.04%       $  2,563        7%
      (1.28)       $19.70     (4.88%)    1.00%       6.01%           0.04%       $  1,958       23%
      (1.30)       $21.78     17.63%     1.02%       6.17%           0.05%       $  2,176       20%
      (1.29)       $20.95      2.32%     0.99%       6.12%             --        $  1,851       16%
      (0.63)       $10.27      8.97%     0.83%(e)   10.35%(e)        0.44%(e)    $  4,742       50%
      (1.53)       $ 9.94     11.94%     1.03%      13.95%           0.29%       $  8,533      154%
      (0.92)       $ 6.70    (24.72%)    1.13%      10.91%           0.37%       $  4,259       91%
      (0.59)       $ 8.12     31.13%     0.76%       7.40%           0.73%       $  2,008      194%
      (0.53)       $ 8.08      6.25%     0.92%       6.57%           0.53%       $  1,666       90%
-----------------------------------------------------------------------------------------------------

 Combined Notes to Financial Statements
DECEMBER 31, 1996

(1) ORGANIZATION

The Monitor Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven diversified and two non-diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds"). The following Funds comprise the Trust:

 The Monitor Money Market Fund ("Money Market") The Monitor Ohio Municipal Money Market Fund ("Ohio Municipal Money Market")* The Monitor U.S. Treasury Money Market Fund ("U.S. Treasury Money Market") The Monitor Growth Fund ("Growth") The Monitor Income Equity Fund ("Income Equity") The Monitor Ohio Tax-Free Fund ("Ohio Tax-Free")* The Monitor Fixed Income Securities Fund ("Fixed Income") The Monitor Mortgage Securities Fund
  ("Mortgage Securities") The Monitor Short/Intermediate Fixed Income Securities Fund ("Short/Intermediate Fixed Income") *non-diversified portfolio

Money Market, Ohio Municipal Money Market, U.S. Treasury Money Market, Growth, Ohio Tax-Free, Fixed Income, and Mortgage Securities each offer two classes of shares ("Trust Shares" and "Investment Shares"). Investment Shares are identical in all respects to Trust Shares, except that Investment Shares are sold pursuant to distribution plans (the "Plans") adopted in accordance with Rule 12b-1 under the Act. The objectives of the Funds can be found in the current prospectus.

The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund and to the class in which shares are held.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Financial Statements. The actual results could differ from those estimates.

A. INVESTMENT VALUATIONS

Securities of the money market funds (Money Market, Ohio Municipal Money Market and U.S. Treasury Money Market) are valued using amortized cost, which approximates market value. The Trust's use of the amortized cost method to value the money market funds' portfolio securities is conditioned on their compliance with Rule 2a-7 under the Act.

Equity securities held by the Growth and Income Equity which are listed on the New York Stock Exchange or other national securities exchanges are valued at the last sale price or, if there has been no sale on that day, at the mean between bid and asked prices. Unlisted equity securities are valued at the latest bid prices. Bonds and other fixed income securities held by all the Funds (other than the Mortgage Securities) which may trade on a national securities exchange and/or over the counter are valued at the last sale price on that day, if available; otherwise, they are valued by an independent pricing service that takes into consideration yield, stability, risk, credit quality, coupon, maturity, type of issue, trading characteristics, special circumstances of security or trading market, and any other factors or market data the independent pricing service deems relevant in determining valuations for normal institutional size trading units of debt securities, and does not rely exclusively on quoted prices.

U.S. Government obligations held by the Mortgage Securities are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Portfolio securities for which market quotations are not readily available are valued on the basis of quotations provided by dealers in such securities.

Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end investment companies are valued at net asset value.

B. REPURCHASE AGREEMENTS

It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, it's the policy of the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of these agreements. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). For stripped mortgage backed securities, Mortgage Securities uses the constant yield method for income recognition purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the tax nature of distributions. As of December 31, 1996, $87,528 and $24,087 of undistributed net investment income and accumulated net realized gain (loss) on investments, respectively, have been reclassified from paid-in-capital in the Mortgage Securities Fund. In addition, $220,472 has been reclassified from accumulated net realized gain (loss) on investments to undistributed net investment income. Net investment income, net realized loss, and net assets were not affected by this change.

D. FEDERAL TAXES

It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

At December 31, 1996, Ohio Tax-Free, Income Equity, Fixed Income, Mortgage Securities, and Short/Intermediate Fixed Income, for federal tax purposes, had capital loss carryforwards, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

                                     1994          1995          1996
                                 CARRYFORWARDS CARRYFORWARDS CARRYFORWARDS
                                 TO EXPIRE IN  TO EXPIRE IN  TO EXPIRE IN
                                     2002          2003          2004
--------------------------------------------------------------------------
Ohio Tax-Free                     $       --    $    5,772     $      --
Fixed Income                         805,002       420,034            --
Mortgage Securities               10,747,726    10,945,577     2,321,082
Short/Intermediate Fixed Income      120,517       256,995            --
--------------------------------------------------------------------------

E. DOLLAR ROLL TRANSACTIONS

Mortgage Securities may enter into mortgage "dollar rolls" in which it sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. These amounts are included in interest income. The Fund maintains a segregated account, the dollar value of which meets or exceeds its obligations with respect to dollar rolls.

F. OTHER

Investment transactions are accounted for on the trade date.

G. STATEMENT OF CASH FLOWS

A Statement of Cash Flows is presented for Mortgage Securities due to its participation in dollar roll transactions, which are considered to be financing transactions. This statement presents information on financial transactions which have been settled through the receipt or disbursement of cash. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents cash on hand in its custodian bank account and does not include any short-term investments at December 31, 1996.

(3) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--The Huntington Trust Company, N.A., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee for each of the Funds at the following annual rates:
Money Market and Ohio Municipal Money Market: 0.30% of the first $500 million of average daily net assets of each Fund, 0.25% of the next $500 million, and 0.20% of any amount over $1 billion; U.S. Treasury Money Market: 0.20% of the Fund's average daily net assets; Growth and Income Equity: 0.60% of each Fund's average daily net assets; and Ohio Tax-Free, Fixed Income, Mortgage Securities and Short/Intermediate Fixed Income: 0.50% of each Fund's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

SUB-ADVISORY FEE--The Adviser has entered into a sub-advisory agreement with Piper Capital Management, Inc. (the "Sub-adviser"), pursuant to which the Sub-adviser assists the Adviser in the purchase, sale and exchange of the portfolio investments for the Mortgage Securities. The Sub-adviser receives from the Adviser an annual fee equal to 0.15% of the Fund's average daily net assets.

ADMINISTRATION FEE--Commencing January 11, 1996, SEI Financial Management Corporation ("SFM") serves as administrator to each Fund under an Administration Agreement. SFM is entitled to receive an annual fee of .11% of each Fund's average net assets, paid monthly, for services performed under the Administration Agreement. SFM has entered into an agreement with The Huntington Trust Company ("Huntington") pursuant to which Huntington provides certain administrative services to the Funds. Effective January 11, 1996, SEI Financial Services Company ("SFS") acts as the Fund's Distributor pursuant to a distribution agreement.

DISTRIBUTION PLAN--Each Fund offering Investment Shares has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Act. Growth, Ohio Tax-Free, Fixed Income, Money Market, and Ohio Municipal Money Market reimbursed SFS, the Funds' principal distributor, from the net assets of the respective Fund for fees SFS paid which relate to distribution and administrative services with regard to the respective Fund's Investment Shares, if any. Mortgage Securities and U.S. Treasury Money Market, have adopted a separate Plan, which provides that Mortgage Securities and U.S. Treasury Money Market pay SFS to finance any activity which is principally intended to result in the sale of their Investment Shares subject to their Plan. The Plans provide that all of the Funds may incur distribution expenses of up to 0.25% (except for Mortgage Securities, which may incur up to 0.50%) of average daily net assets of each Fund's Investment Shares, on an annual basis, to reimburse or compensate, as the case may be, SFS. Money Market, Ohio Municipal Money Market, and U.S. Treasury Money Market incurred fees of 0.10%.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES, PORTFOLIO ACCOUNTING AND CUSTODIAN FEES-- Commencing January 11, 1996, SFM serves as transfer and dividend disbursing agent for the Funds for which it received a fee. The fee was based on the size, type and number of accounts and transactions made by shareholders.

Huntington provides certain accounting and recordkeeping services with respect to the Funds' portfolios of investments, with the exception of Mortgage Securities, for which American Data Services, Inc. ("ADS") provided these services. Huntington receives an annual fee based on the level of each Fund's average daily net assets, with the exception of the Mortgage Securities Fund.

Huntington is the custodian of the Funds' investments and other assets for which it receives a fee. The fee is based on the level of each Fund's average daily net assets.

For the fiscal year ended December 31, 1996, certain Officers of the Trust were Officers of SFM and SFS. Such Officers receive no compensation from the Trust.

(4) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the fiscal year ended December 31, 1996, were as follows:

            INVESTMENT SECURITIES
            ---------------------
                         INCOME        OHIO
             GROWTH      EQUITY      TAX-FREE
-----------------------------------------------
Purchases  $44,547,668 $31,448,859  $8,133,215
Sales      $33,547,822 $26,830,145  $3,643,972
-----------------------------------------------
                                      SHORT/
                                   INTERMEDIATE
              FIXED     MORTGAGE      FIXED
             INCOME    SECURITIES     INCOME
-----------------------------------------------
Purchases  $24,828,179          --  $4,422,875
Sales      $ 6,933,540          -- $10,497,870
-----------------------------------------------

         U.S. GOVERNMENT OBLIGATIONS
         ---------------------------
                         INCOME        OHIO
             GROWTH      EQUITY      TAX-FREE
-----------------------------------------------
Purchases           -- $14,545,625          --
Sales               -- $10,118,750          --
-----------------------------------------------
                                      SHORT/
                                   INTERMEDIATE
              FIXED     MORTGAGE      FIXED
             INCOME    SECURITIES     INCOME
-----------------------------------------------
Purchases  $ 2,471,934 $46,265,930 $43,437,930
Sales      $13,973,388 $67,431,369 $43,244,414
-----------------------------------------------

(5) INVESTMENT CONCENTRATION

Ohio Tax-Free and Ohio Municipal Money Market invest a substantial portion of their assets in obligations and notes issued by the State of Ohio, political subdivisions thereof, and agencies, instrumentalities, authorities of districts of both the State and its political subdivisions. It is the Fund's policy that such issues must have been rated A or better by Moody's Investors Service, Inc. or by Standard & Poor's Ratings Group, for Ohio Tax-Free, or A-2, P-2 for Ohio Municipal Money Market or, if not rated, of equivalent quality as determined by the Funds' investment adviser.

If there should be a default or other financial crisis relating to the State of Ohio, an Ohio municipality or an agency or instrumentally of the State or the municipality, the market value and marketability of the Ohio municipal bonds in Ohio Municipal Money Market and Ohio Tax-Free's portfolios and the interest income to the two Funds could be adversely affected.

 Explanation of the Indices in the Management Discussion & Analysis Ohio Tax-Free Fund

  *The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSGO and the LB5GO have been adjusted to reflect reinvestment of dividends on securities in the index.
 **Represents a hypothetical investment of $10,000 in the Fund after deducting the current sales load of 2.00% effective 2/1/93 ($10,000 investment minus $200 sales load = $9,800). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSGO and the LB5GO have been adjusted to reflect reinvestment of dividends on securities in the index.
  +The LBSGO and the LB5GO are not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indices are unmanaged.
  ++The LSMD and LIMD each represent the average of the total returns reported by all of the mutual funds that Lipper Analytical Services, Inc. has determined belong in the respective categories, and are not adjusted to reflect any sales loads. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

Fixed Income Securities Fund

  *The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCB has been adjusted to reflect reinvestment of dividends on securities in the index.
 **Represents a hypothetical investment of $10,000 in the Fund after deducting the current sales load of 2.00% effective 2/1/93 ($10,000 investment minus $200 sales load = $9,800). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCB has been adjusted to reflect reinvestment of dividends on securities in the index.
  +The LBGCB is not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.
  ++The LIIGDF represents the average of the total returns reported by all of the mutual funds that Lipper Analytical Services, Inc. has determined belong in that category, and is not adjusted to reflect any sales loads. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

Mortgage Securities Fund

  *The Fund's performance assumes the reinvestment of all dividends and distributions. The ML3-5YUST has been adjusted to reflect reinvestment of dividends on securities in the index.
 **Represents a hypothetical investment of $10,000 in the Fund after deducting the current sales load of 2.00% ($10,000 investment minus $200 sales load = $9,800). The Fund's performance assumes the reinvestment of all dividends and distributions. The ML3-5YUST has been adjusted to reflect reinvestment of dividends on securities in the index.
  +The ML3-5YUST and LMI are not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.
  ++The LUSMF represents the average of the total returns reported by all of the mutual funds that Lipper Analytical Services, Inc. has determined belong in that category, and is not adjusted to reflect any sales loads. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

Short/Intermediate Fixed Income Securities Fund

*The Fund's performance assumes the reinvestment of all dividends and distributions. The LIGC and the ML1-5YCT have been adjusted to reflect reinvestment of dividends on securities in the indices.
+The LIGC, ML1-5YCT and MLI-5YGC are not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indices are unmanaged.
++The LSTIGDF represents the average of the total returns reported by all the mutual funds that Lipper Analytical Services, Inc. has determined belong in that category, and is not adjusted to reflect any sales loads. However, the total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

 Report of Independent Accountants
To the Shareholders and Trustees of The Monitor Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of cash flows (for The Monitor Mortgage Securities Fund) and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of The Monitor Money Market Fund, The Monitor Ohio Municipal Money Market Fund, The Monitor U.S. Treasury Money Market Fund, The Monitor Growth Fund, The Monitor Income Equity Fund, The Monitor Ohio Tax-Free Fund, The Monitor Fixed Income Securities Fund, The Monitor Mortgage Securities Fund and The Monitor Short/Intermediate Fixed Income Securities Fund (constituting The Monitor Funds, hereafter referred to as the "Trust") at December 31, 1996, and the results of each of their operations, the cash flows of The Monitor Mortgage Securities Fund, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and, with respect to unsettled security transactions, the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP Columbus, OH February 14, 1997

 Trustees
                                                     Officers
David S. Schoedinger
John M. Shary
Richard Sisson, Ph.D
William R. Wise
David G. Lee
 President and Chief Executive Officer
Robert DellaCroce
 Controller, Treasurer and Chief Financial Officer
Kathryn L. Stanton
 Vice President and Secretary
Marc H. Cahn
 Vice President and Assistant Secretary
Todd Cipperman
 Vice President and Assistant Secretary
Joseph M. Lydon
 Vice President and Assistant Secretary
Barbara A. Nugent
 Vice President and Assistant Secretary
Kevin P. Robins
 Vice President and Assistant Secretary
Bradley J. Schram
 Assistant Secretary



  MUTUAL FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS, ARE NOT GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL
     DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISK,
 INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. ALTHOUGH MONEY MARKET FUNDS SEEK TO
  MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE IS NO ASSURANCE
                        THAT THEY WILL BE ABLE TO DO SO.

 This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts concerning the Funds' objectives and policies, management fees, expenses and other information.